UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2022

Date of reporting period:	7/31/2022

Item 1 – Reports to Stockholders

PGIM JENNISON DIVERSIFIED GROWTH FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Diversified Growth Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.

The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine. As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Diversified Growth Fund

September 15, 2022

PGIM Jennison Diversified Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A

(with sales charges)	-22.73	12.09	13.26	—

(without sales charges)	-18.23	13.37	13.90	—

Class C

(with sales charges)	-19.69	12.35	12.99	—

(without sales charges)	-19.09	12.35	12.99	—

Class Z

(without sales charges)	-18.16	N/A	N/A	13.99 (09/27/2017)

Class R6

(without sales charges)	-18.12	N/A	N/A	13.99 (09/27/2017)

Russell 1000® Growth Index

	-11.93	16.30	15.95	—

Average Annual Total Returns as of 7/31/22 Since Inception (%)

				Class Z, Class R6
				(09/27/2017)
Russell 1000® Growth Index				16.16

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2012) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Diversified Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000® Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/2022

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	7.0%

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.9%

Tesla, Inc.	Automobiles	6.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	5.9%

Amazon.com, Inc.	Internet & Direct Marketing Retail	5.4%

Visa, Inc. (Class A Stock)	IT Services	3.4%

UnitedHealth Group, Inc.	Health Care Providers & Services	2.5%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.2%

LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	2.2%

Danaher Corp.	Life Sciences Tools & Services	1.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Diversified Growth Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Diversified Growth Fund’s Class Z shares returned –18.16% in the 12-month reporting period that ended July 31, 2022, underperforming the –11.93% return of the Russell 1000® Growth Index (the Index).

What was the market environment?

●

Over the past year, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

US equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in Treasury yields and a general repricing of risk, which weighed heavily on high-valuation, high-growth stocks.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and ongoing COVID-19 lockdowns in China, with the S&P 500® Index suffering its worst first-half performance in more than 50 years.

●

The accumulation of these events started to weigh on GDP growth around the globe. Commodity prices continued to exhibit strength due to the imbalance between Russia/Ukraine-related supply constraints and still-resilient demand, until concerns over the effects of high prices on demand and downward revisions in global growth expectations drove a reversal across many commodities in June.

●

Rising US interest rates, global growth concerns, and a flight to safety drove the US dollar higher versus other global currencies later in the period, adding a further headwind to earnings for US multinationals due to the translation of foreign profits to US currency.

●

The Fed’s task of bringing inflation back to its 2% target without undermining the robust employment backdrop and precipitating a recession underscored prevailing uncertainty regarding the macro outlook.

●

On a positive note, some improvement in headline inflation trends toward the end of the period and solid second-quarter 2022 earnings reports from a number of the Fund’s largest holdings supported a strong rebound in stocks in the final six weeks of the period.

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What worked?

●

On the positive side, Tesla produced solid performance over the entire period in both absolute and relative terms. The company’s stock price fell sharply in the second quarter of 2022 on concerns regarding CEO Elon Musk’s plan to buy Twitter and temporary production shutdowns at the company’s Shanghai plant. Despite these concerns, the company delivered exceptional operating results, with total revenues in the first quarter of 2022 up over 80% from a year earlier and operating margins setting a new record. Jennison continues to expect above-consensus earnings from Tesla over the next several years, supporting a positive, long-term view of the stock.

●

Several of the Fund’s healthcare positions added value during the period, benefiting in part from the relative defensiveness of the sector, but also reflecting positive trends for a number of holdings. UnitedHealth Group, the largest healthcare benefit plan provider in the US, was a top absolute and relative performer. Jennison views UnitedHealth as a quality earnings compounder with limited macroeconomic exposure and expects the company to deliver mid-teens earnings growth for the next few years—a positive outlook not fully reflected in the stock price. Medical device maker Danaher Corporation also outperformed during the period, helped in part by diminishing concerns regarding the impact on results of a decline in COVID-19-related revenues.

●

It is worth noting that the tone on enterprise technology spending, in particular relating to digital transformation initiatives, remained positive during the period. Results from Microsoft, customer relationship management software company Salesforce Inc., cloud-based data platform Snowflake Inc., and enterprise software management company Atlassian Corporation Plc pointed to the mission-critical nature of their products and services, as customer initiatives around cloud migration, data analysis, collaboration, and go-to-market optimization remain top priorities.

What didn’t work?

●

The persistence of high inflation and the growing consensus that the global economy will slow meaningfully over the next year largely drove the market selloff during the period. Growth stocks underperformed the broad market, with the effect magnified in the case of long-duration growth stocks, a number of which were owned in the Fund. Reflecting this, the Fund underperformed the Index for the period, with June and July offering a degree of relative improvement.

●

Relatively few stocks were responsible for the Fund’s underperformance. Five holdings accounted for the relative shortfall, with two of these—online visual communications company Snap Inc. and e-commerce platform Shopify Inc.— which was sold later in the period. Snap faced revenue pressures from Apple Inc.’s privacy changes and the slowing economy, which led to disappointing earnings reports and a mid-quarter guidance change in May. Jennison sold the Fund’s Shopify position due to concerns about gross margins and the company’s longer-term path to profitability after management confirmed that cash flow would be channeled into investments to grow the business for the foreseeable future. The company also announced that $1

PGIM Jennison Diversified Growth Fund	9

Strategy and Performance Overview* (continued)

billion would be directed toward developing its fulfillment network, a plan that was not well received at a time when the market was already punishing high-valuation growth stocks.

●

Two of the top relative detractors, consumer electronics maker Apple and enterprise software company Microsoft Corporation, outperformed the Index during the period. Given its significant weight in the Fund and the stock’s strong performance, Apple was a top contributor to the Fund’s absolute returns. Jennison believes this performance reflected the company’s consistently impressive results, as well as the stock’s relative defensiveness at a time of elevated market volatility. However, as Apple represented an even larger weight in the Index, the stock’s outperformance weighed on the Fund’s relative performance. In similar fashion, while Microsoft remains a significant position in the Fund, the stock represented an even larger weight in the Index, so its outperformance also detracted from relative returns.

●

China proved to be challenging geography for the Fund’s multinational holdings during much of period, with athletic apparel company Nike Inc., electric car manufacturer Tesla Inc., and personal products firm The Estee Lauder Companies Inc. citing the impacts of pandemic-related Chinese lockdowns on both supply and demand. Tesla shares fell sharply in the second quarter of 2022 on concerns about CEO Elon Musk’s plan to buy social media platform Twitter Inc. and production shutdowns at the company’s Shanghai plant, which resulted in reduced deliveries. However, the factory was able to reopen relatively quickly, as the company implemented a workaround that involved housing employees at the facility. In Estee Lauder’s case, the company’s largest domestic distribution center is in Shanghai, where COVID-19 lockdowns required closure for several weeks. Retail sales of cosmetics were also impacted by the closure of brick-and-mortar outlets. Nike experienced similar challenges, citing pressure on its local production and sales in stores. Jennison sold the Fund’s position in Nike later in the period.

●

Elevated freight and logistics costs became a challenge during the period for companies moving goods from manufacturing through distribution and retail. Apparel retailer The TJX Companies, Inc., athletic apparel company Lululemon Athletica Inc., online retailer Amazon.com, Inc., and others identified these higher costs as headwinds. Jennison sold the Fund’s positions in TJX and Lululemon during the period.

Current outlook

●

As of July 31, 2022, the Fund’s largest overweight position relative to the Index was in consumer discretionary, and its most significantly underweight positions were in information technology and industrials. Relative to the prior reporting period, the Fund had a larger allocation to healthcare, energy, consumer staples, and real estate, with a smaller allocation to communication services, information technology, and consumer discretionary.

●	Companies across the Fund’s portfolio are approaching their planning with the recognition that the intermediate-term outlook poses greater uncertainty today than it

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did a year ago. Adjustments in hiring plans and greater impact from foreign currency translation on reported profits are among the shifts that are affecting full-year financial outlooks at this stage.

●

The advantages and attributes of high-quality growth companies tend to attract greater investor attention during periods of slowing growth, given their relative resiliency to economic headwinds. For much of the past 40 years, disinflation was the common theme, and interest rates trended lower, particularly during economic slowdowns. In the current cycle, however, a spike in inflation has forced policymakers and the market to respond with sharply higher interest rates, pushing up the discount rate investors apply to the value of future cash flows for many of the growth companies that make up the Fund. As a result, the overall valuation of the Fund shifted significantly over the past several months, returning to pre-pandemic levels.

●

One of the lessons learned over 50+ years of investing on behalf of clients is that extreme equity market weakness can lead to unexpected end-market weakness. Jennison is analyzing the risks to revenue growth, operating margins, cash flow, and earnings growth under different distress scenarios. Through bottom-up research and analysis, Jennison continues to see the companies held by the Fund as best positioned to withstand the slowdown through their exposure to unique products and services that address demands in growing markets through innovation and agility. The companies’ strong balance sheets and financial flexibility should allow them to gain market share from weaker competitors, while continuing to invest for future growth. Recent results from many companies represented in the Fund have been encouraging in this regard.

●

Jennison remains optimistic about the prospects for the Fund’s holdings over a multiyear investment time horizon. While acknowledging the challenges of today’s complex investment landscape, Jennison firmly believes the Fund’s holdings continue to embody growth potential.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Jennison Diversified Growth Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Diversified Growth Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$ 860.90	1.19%	$ 5.49
	Hypothetical	$1,000.00	$1,018.89	1.19%	$ 5.96
Class C	Actual	$1,000.00	$ 856.00	2.22%	$10.22
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08
Class Z	Actual	$1,000.00	$ 860.80	1.02%	$ 4.71
	Hypothetical	$1,000.00	$1,019.74	1.02%	$ 5.11
Class R6	Actual	$1,000.00	$ 861.40	1.00%	$ 4.62
	Hypothetical	$1,000.00	$1,019.84	1.00%	$ 5.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Diversified Growth Fund	13

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS

Air Freight & Logistics 1.4%
United Parcel Service, Inc. (Class B Stock)	18,663	$3,637,232

Automobiles 6.9%
Tesla, Inc.*	20,094	17,912,796

Beverages 1.3%
Coca-Cola Co. (The)	9,858	632,588
PepsiCo, Inc.	15,200	2,659,392

		3,291,980

Biotechnology 0.2%
AbbVie, Inc.	4,110	589,826

Capital Markets 1.1%
Ameriprise Financial, Inc.	8,174	2,206,326
Charles Schwab Corp. (The)	10,612	732,759

		2,939,085

Chemicals 0.9%
Linde PLC (United Kingdom)	7,788	2,351,976

Consumer Finance 0.8%
American Express Co.	12,782	1,968,684

Containers & Packaging 0.2%
Ball Corp.	8,585	630,311

Distributors 0.2%
Pool Corp.	1,749	625,617

Electronic Equipment, Instruments & Components 1.8%
CDW Corp.	12,417	2,254,058
Keysight Technologies, Inc.*	14,156	2,301,766

		4,555,824

Energy Equipment & Services 0.8%
Schlumberger NV(a)	56,421	2,089,270

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	15

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 1.2%
Netflix, Inc.*	9,363	$2,105,739
World Wrestling Entertainment, Inc. (Class A Stock)(a)	13,288	920,991

		3,026,730

Equity Real Estate Investment Trusts (REITs) 1.1%
American Tower Corp.	8,388	2,271,722
Public Storage	1,904	621,485

		2,893,207

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	4,492	2,431,520
Performance Food Group Co.*	12,209	606,909
Sysco Corp.	28,179	2,392,397

		5,430,826

Food Products 0.5%
Darling Ingredients, Inc.*	17,645	1,222,446

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	36,825	4,008,033

Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	7,284	1,062,954
UnitedHealth Group, Inc.	12,076	6,549,298

		7,612,252

Hotels, Restaurants & Leisure 0.9%
Hilton Worldwide Holdings, Inc.	4,806	615,504
Marriott International, Inc. (Class A Stock)	3,942	626,069
Travel + Leisure Co.	22,791	982,520

		2,224,093

Insurance 0.9%
Lincoln National Corp.	15,971	819,951
Marsh & McLennan Cos., Inc.	9,815	1,609,267

		2,429,218

Interactive Media & Services 5.9%
Alphabet, Inc. (Class A Stock)*	131,734	15,323,299

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc.*	104,119	$14,050,859
MercadoLibre, Inc. (Brazil)*	2,223	1,808,877

		15,859,736

IT Services 9.9%
Accenture PLC (Class A Stock)	14,507	4,442,914
Adyen NV (Netherlands), 144A*	1,604	2,885,233
Gartner, Inc.*	2,381	632,108
International Business Machines Corp.	22,253	2,910,470
Mastercard, Inc. (Class A Stock)	10,441	3,693,921
Snowflake, Inc. (Class A Stock)*(a)	14,656	2,197,081
Visa, Inc. (Class A Stock)(a)	42,061	8,921,558

		25,683,285

Leisure Products 0.2%
Polaris, Inc.	5,577	654,070

Life Sciences Tools & Services 2.8%
Danaher Corp.	16,826	4,904,274
Thermo Fisher Scientific, Inc.	3,823	2,287,722

		7,191,996

Media 0.4%
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	28,904	1,150,957

Multiline Retail 0.4%
Nordstrom, Inc.(a)	45,211	1,062,911

Oil, Gas & Consumable Fuels 0.6%
Texas Pacific Land Corp.	904	1,657,800

Personal Products 0.6%
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,576	1,522,806

Pharmaceuticals 4.0%
Eli Lilly & Co.	13,236	4,363,777
Merck & Co., Inc.	30,397	2,715,668
Novo Nordisk A/S (Denmark), ADR	27,638	3,207,666

		10,287,111

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	17

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services 0.7%
Robert Half International, Inc.	22,031	$1,743,533

Real Estate Management & Development 0.5%
CBRE Group, Inc. (Class A Stock)*	16,706	1,430,368

Road & Rail 1.7%
CSX Corp.	19,516	630,952
J.B. Hunt Transport Services, Inc.	10,213	1,871,736
Old Dominion Freight Line, Inc.(a)	6,278	1,905,436

		4,408,124

Semiconductors & Semiconductor Equipment 7.6%
Advanced Micro Devices, Inc.*	18,895	1,785,011
Applied Materials, Inc.	29,482	3,124,502
ASML Holding NV (Netherlands)	2,535	1,456,206
Broadcom, Inc.	2,032	1,088,095
Lam Research Corp.	3,175	1,589,119
Micron Technology, Inc.	16,878	1,044,073
NVIDIA Corp.	31,865	5,787,640
ON Semiconductor Corp.*	9,937	663,593
QUALCOMM, Inc.	17,737	2,572,929
Texas Instruments, Inc.	3,621	647,761

		19,758,929

Software 15.2%
Adobe, Inc.*	8,637	3,542,206
Atlassian Corp. PLC (Class A Stock)*	6,730	1,408,724
Cadence Design Systems, Inc.*	4,596	855,224
Crowdstrike Holdings, Inc. (Class A Stock)*	6,317	1,159,801
Datadog, Inc. (Class A Stock)*	20,199	2,060,500
DocuSign, Inc.*	10,485	670,830
Fortinet, Inc.*	21,585	1,287,545
Microsoft Corp.	64,617	18,140,577
Palo Alto Networks, Inc.*	4,550	2,270,905
Salesforce, Inc.*	19,931	3,667,703
ServiceNow, Inc.*	1,968	879,027
Synopsys, Inc.*	7,252	2,665,110
Zoom Video Communications, Inc. (Class A Stock)*	8,335	865,673

		39,473,825

Specialty Retail 4.3%
AutoZone, Inc.*	1,108	2,368,228

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Home Depot, Inc. (The)	8,550	$2,573,037
Lowe’s Cos., Inc.	17,238	3,301,594
Ulta Beauty, Inc.*	5,143	2,000,164
Williams-Sonoma, Inc.(a)	7,332	1,058,888

		11,301,911

Technology Hardware, Storage & Peripherals 7.6%
Apple, Inc.	110,755	17,998,795
Dell Technologies, Inc. (Class C Stock)	18,219	820,948
HP, Inc.	24,844	829,541

		19,649,284

Textiles, Apparel & Luxury Goods 2.5%
LVMH Moet Hennessy Louis Vuitton SE (France)	8,315	5,773,560
Tapestry, Inc.	18,416	619,330

		6,392,890

Trading Companies & Distributors 1.4%
United Rentals, Inc.*	5,185	1,673,044
W.W. Grainger, Inc.	3,524	1,915,400

		3,588,444

TOTAL LONG-TERM INVESTMENTS (cost $170,745,532)		257,580,685

SHORT-TERM INVESTMENTS 6.4%

AFFILIATED MUTUAL FUND 5.5%
PGIM Institutional Money Market Fund (cost $14,101,507; includes $14,081,822 of cash collateral for securities on loan)(b)(wa)	14,116,184	14,102,068

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	19

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 0.9%
Dreyfus Government Cash Management (Institutional Shares) (cost $2,393,953)	2,393,953	$2,393,953

TOTAL SHORT-TERM INVESTMENTS (cost $16,495,460)		16,496,021

TOTAL INVESTMENTS 105.5% (cost $187,240,992)		274,076,706
Liabilities in excess of other assets (5.5)%		(14,225,795)

NET ASSETS 100.0%		$259,850,911

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,079,308; cash collateral of $14,081,822 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

20

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Air Freight & Logistics	$3,637,232	$—	$—
Automobiles	17,912,796	—	—
Beverages	3,291,980	—	—
Biotechnology	589,826	—	—
Capital Markets	2,939,085	—	—
Chemicals	2,351,976	—	—
Consumer Finance	1,968,684	—	—
Containers & Packaging	630,311	—	—
Distributors	625,617	—	—
Electronic Equipment, Instruments & Components	4,555,824	—	—
Energy Equipment & Services	2,089,270	—	—
Entertainment	3,026,730	—	—
Equity Real Estate Investment Trusts (REITs)	2,893,207	—	—
Food & Staples Retailing	5,430,826	—	—
Food Products	1,222,446	—	—
Health Care Equipment & Supplies	4,008,033	—	—
Health Care Providers & Services	7,612,252	—	—
Hotels, Restaurants & Leisure	2,224,093	—	—
Insurance	2,429,218	—	—
Interactive Media & Services	15,323,299	—	—
Internet & Direct Marketing Retail	15,859,736	—	—
IT Services	22,798,052	2,885,233	—
Leisure Products	654,070	—	—
Life Sciences Tools & Services	7,191,996	—	—
Media	1,150,957	—	—
Multiline Retail	1,062,911	—	—
Oil, Gas & Consumable Fuels	1,657,800	—	—
Personal Products	1,522,806	—	—
Pharmaceuticals	10,287,111	—	—
Professional Services	1,743,533	—	—
Real Estate Management & Development	1,430,368	—	—
Road & Rail	4,408,124	—	—
Semiconductors & Semiconductor Equipment	19,758,929	—	—
Software	39,473,825	—	—
Specialty Retail	11,301,911	—	—
Technology Hardware, Storage & Peripherals	19,649,284	—	—
Textiles, Apparel & Luxury Goods	619,330	5,773,560	—
Trading Companies & Distributors	3,588,444	—	—
Short-Term Investments
Affiliated Mutual Fund	14,102,068	—	—
Unaffiliated Fund	2,393,953	—	—

Total	$265,417,913	$8,658,793	$—

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	21

Schedule of Investments  (continued)

as of July 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Software	15.2%
IT Services	9.9
Semiconductors & Semiconductor Equipment	7.6
Technology Hardware, Storage & Peripherals	7.6
Automobiles	6.9
Internet & Direct Marketing Retail	6.1
Interactive Media & Services	5.9
Affiliated Mutual Fund (5.4% represents investments purchased with collateral from securities on loan)	5.5
Specialty Retail	4.3
Pharmaceuticals	4.0
Health Care Providers & Services	2.9
Life Sciences Tools & Services	2.8
Textiles, Apparel & Luxury Goods	2.5
Food & Staples Retailing	2.1
Electronic Equipment, Instruments & Components	1.8
Road & Rail	1.7
Health Care Equipment & Supplies	1.5
Air Freight & Logistics	1.4
Trading Companies & Distributors	1.4
Beverages	1.3
Entertainment	1.2
Capital Markets	1.1

Equity Real Estate Investment Trusts (REITs)	1.1%
Insurance	0.9
Unaffiliated Fund	0.9
Chemicals	0.9
Hotels, Restaurants & Leisure	0.9
Energy Equipment & Services	0.8
Consumer Finance	0.8
Professional Services	0.7
Oil, Gas & Consumable Fuels	0.6
Personal Products	0.6
Real Estate Management & Development	0.5
Food Products	0.5
Media	0.4
Multiline Retail	0.4
Leisure Products	0.2
Containers & Packaging	0.2
Distributors	0.2
Biotechnology	0.2

105.5
Liabilities in excess of other assets	(5.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$14,079,308	$(14,079,308)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of July 31, 2022

Assets
Investments at value, including securities on loan of $14,079,308:
Unaffiliated investments (cost $173,139,485)	$259,974,638
Affiliated investments (cost $14,101,507)	14,102,068
Receivable for investments sold	31,465,732
Dividends receivable	111,633
Tax reclaim receivable	28,652
Receivable for Fund shares sold	26,366
Prepaid expenses	85

Total Assets	305,709,174

Liabilities
Payable for investments purchased	31,338,354
Payable to broker for collateral for securities on loan	14,081,822
Management fee payable	143,165
Accrued expenses and other liabilities	109,919
Payable for Fund shares purchased	89,149
Distribution fee payable	52,437
Affiliated transfer agent fee payable	42,406
Trustees’ fees payable	1,011

Total Liabilities	45,858,263

Net Assets	$259,850,911

Net assets were comprised of:
Shares of beneficial interest, at par	$20,352
Paid-in capital in excess of par	192,644,688
Total distributable earnings (loss)	67,185,871

Net assets, July 31, 2022	$259,850,911

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	23

Statement of Assets and Liabilities

as of July 31, 2022

Class A
Net asset value and redemption price per share, ($248,176,872 ÷ 19,289,467 shares of beneficial interest issued and outstanding)	$12.87
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price to public	$13.62

Class C
Net asset value, offering price and redemption price per share, ($4,492,370 ÷ 510,295 shares of beneficial interest issued and outstanding)	$8.80

Class Z
Net asset value, offering price and redemption price per share, ($6,305,499 ÷ 485,251 shares of beneficial interest issued and outstanding)	$12.99

Class R6
Net asset value, offering price and redemption price per share, ($876,170 ÷ 67,428 shares of beneficial interest issued and outstanding)	$12.99

See Notes to Financial Statements.

24

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $39,240 foreign withholding tax)	$1,857,707
Income from securities lending, net (including affiliated income of $7,622)	10,683
Affiliated dividend income	2,161

Total income	1,870,551

Expenses
Management fee	2,196,822
Distribution fee(a)	959,573
Transfer agent’s fees and expenses (including affiliated expense of $231,140)(a)	447,532
Custodian and accounting fees	60,658
Registration fees(a)	40,887
Shareholders’ reports	33,630
Audit fee	23,800
Legal fees and expenses	21,863
Trustees’ fees	13,301
Miscellaneous	21,932

Total expenses	3,819,998
Less: Fee waiver and/or expense reimbursement(a)	(5,621)
Distribution fee waiver(a)	(149,366)

Net expenses	3,665,011

Net investment income (loss)	(1,794,460)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,248))	(3,343,154)
Foreign currency transactions	(6,208)

(3,349,362)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $561)	(55,801,472)
Foreign currencies	(2,462)

(55,803,934)

Net gain (loss) on investment and foreign currency transactions	(59,153,296)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(60,947,756)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	896,197	63,376	—	—
Transfer agent’s fees and expenses	422,157	15,946	9,168	261
Registration fees	17,034	9,468	7,667	6,718
Fee waiver and/or expense reimbursement	—	—	—	(5,621)
Distribution fee waiver	(149,366)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	25

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,794,460)	$(1,586,890)
Net realized gain (loss) on investment and foreign currency transactions	(3,349,362)	77,861,502
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(55,803,934)	21,923,413

Net increase (decrease) in net assets resulting from operations	(60,947,756)	98,198,025

Dividends and Distributions
Distributions from distributable earnings
Class A	(68,141,217)	(44,224,571)
Class C	(2,039,987)	(1,896,863)
Class Z	(1,926,858)	(1,066,762)
Class R6	(125,175)	(3,041)

	(72,233,237)	(47,191,237)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	8,664,267	7,594,178
Net asset value of shares issued in reinvestment of dividends and distributions	71,514,532	46,719,701
Cost of shares purchased	(42,322,123)	(40,349,200)

Net increase (decrease) in net assets from Fund share transactions	37,856,676	13,964,679

Total increase (decrease)	(95,324,317)	64,971,467

Net Assets:
Beginning of year	355,175,228	290,203,761

End of year	$259,850,911	$355,175,228

See Notes to Financial Statements.

26

Financial Highlights

Class A Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.58	$16.92	$13.39	$13.79	$12.79
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.08)	(0.06)	(0.02)	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.57)	5.58	4.14	0.80	2.35
Total from investment operations	(2.66)	5.50	4.08	0.78	2.38
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.01)	(0.02)
Distributions from net realized gains	(4.05)	(2.84)	(0.55)	(1.17)	(1.36)
Total dividends and distributions	(4.05)	(2.84)	(0.55)	(1.18)	(1.38)
Net asset value, end of year	$12.87	$19.58	$16.92	$13.39	$13.79
Total Return(b):	(18.23)%	35.95%	31.47%	6.93%	19.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$248,177	$337,246	$274,044	$229,202	$197,689
Average net assets (000)	$298,732	$303,103	$231,363	$199,190	$190,178
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.15%	1.16%	1.22%	1.23%	1.20%
Expenses before waivers and/or expense reimbursement	1.20%	1.21%	1.27%	1.28%	1.25%
Net investment income (loss)	(0.56)%	(0.48)%	(0.40)%	(0.18)%	0.24%
Portfolio turnover rate(d)	148%	153%	149%	125%	185%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	27

Financial Highlights (continued)

Class C Shares
		Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.73	$13.46	$10.84	$11.49	$10.93
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.18)	(0.14)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.70)	4.29	3.31	0.62	1.98
Total from investment operations	(1.88)	4.11	3.17	0.52	1.92
Less Dividends and Distributions:
Distributions from net realized gains	(4.05)	(2.84)	(0.55)	(1.17)	(1.36)
Net asset value, end of year	$8.80	$14.73	$13.46	$10.84	$11.49
Total Return(b):	(19.09)%	34.72%	30.34%	5.95%	18.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,492	$8,266	$9,768	$8,698	$48,373
Average net assets (000)	$6,338	$9,112	$8,502	$34,180	$50,985
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.16%	2.03%	2.04%	2.01%	1.92%
Expenses before waivers and/or expense reimbursement	2.16%	2.03%	2.04%	2.01%	1.92%
Net investment income (loss)	(1.57)%	(1.34)%	(1.22)%	(0.91)%	(0.49)%
Portfolio turnover rate(d)	148%	153%	149%	125%	185%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class Z Shares
	Year Ended July 31,				September 27, 2017(a) through July 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.71	$16.98	$13.41	$13.81	$12.82
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.05)	(0.03)	0.01	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.61)	5.62	4.15	0.80	2.29
Total from investment operations	(2.67)	5.57	4.12	0.81	2.37
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.04)	(0.02)
Distributions from net realized gains	(4.05)	(2.84)	(0.55)	(1.17)	(1.36)
Total dividends and distributions	(4.05)	(2.84)	(0.55)	(1.21)	(1.38)
Net asset value, end of period	$12.99	$19.71	$16.98	$13.41	$13.81
Total Return(c):	(18.16)%	36.27%	31.73%	7.20%	19.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,305	$9,295	$6,313	$5,270	$1,628
Average net assets (000)	$8,098	$7,439	$4,915	$4,485	$656
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.96%	0.95%	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	0.96%	0.95%	1.14%	1.15%	5.77	%(e)
Net investment income (loss)	(0.36)%	(0.28)%	(0.18)%	0.05%	0.70	%(e)
Portfolio turnover rate(f)	148%	153%	149%	125%	185%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	29

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,				September 27, 2017(a) through July 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.70	$16.98	$13.41	$13.81	$12.82
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	(0.03)	(0.01)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.61)	5.64	4.15	0.82	2.33
Total from investment operations	(2.66)	5.56	4.12	0.81	2.37
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.04)	(0.02)
Distributions from net realized gains	(4.05)	(2.84)	(0.55)	(1.17)	(1.36)
Total dividends and distributions	(4.05)	(2.84)	(0.55)	(1.21)	(1.38)
Net asset value, end of period	$12.99	$19.70	$16.98	$13.41	$13.81
Total Return(c):	(18.12)%	36.19%	31.73%	7.20%	19.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$876	$368	$78	$54	$12
Average net assets (000)	$664	$75	$61	$17	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.96%	0.95%	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	1.81%	11.34%	23.28%	77.09%	283.30	%(e)
Net investment income (loss)	(0.34)%	(0.40)%	(0.19)%	(0.10)%	0.36	%(e)
Portfolio turnover rate(f)	148%	153%	149%	125%	185%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Diversified Growth Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Diversified Growth Fund	31

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

32

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the

PGIM Jennison Diversified Growth Fund	33

Notes to Financial Statements (continued)

collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers,

34

shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

PGIM Jennison Diversified Growth Fund	35

Notes to Financial Statements (continued)

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.70% on first $500 million of average daily net assets;	0.70%

0.65% on next $500 million of average daily net assets;

0.60% over $1 billion of average daily net assets

The Manager has contractually agreed, through November 30, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%

C	—

Z	1.00

R6	1.00

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

36

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended July 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$72,032	$—

C	—	885

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Fund.

PGIM Jennison Diversified Growth Fund	37

Notes to Financial Statements (continued)

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$461,082,151	$496,184,949

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$3,811,970	$ 20,297,886	$ 24,109,856	$ —	$ —	$ —	—	$2,161

PGIM Institutional Money Market Fund(1)(b)(wa)
5,080,173	184,862,460	175,837,878	561	(3,248)	14,102,068	14,116,184	7,622	(2)
$8,892,143	$205,160,346	$199,947,734	$561	$(3,248)	$14,102,068		$9,783

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended July 31, 2022, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $1,800,668 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

38

For the year ended July 31, 2022, the tax character of dividends paid by the Fund were $27,492,640 of ordinary income and $44,740,597 of long-term capital gains. For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $13,265,513 of ordinary income and $33,925,724 of long-term capital gains.

As of July 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$189,293,714	$91,627,341	$(6,844,349)	$84,782,992

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat post-October capital losses of approximately $17,597,000 as having been incurred in the following fiscal year (July 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

PGIM Jennison Diversified Growth Fund	39

Notes to Financial Statements (continued)

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	13,497	0.1%
R6	1,451	2.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	21.5

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2022:
Shares sold	419,157	$6,495,480
Shares issued in reinvestment of dividends and distributions	4,069,863	67,478,335
Shares purchased	(2,212,530)	(33,978,263)
Net increase (decrease) in shares outstanding before conversion	2,276,490	39,995,552
Shares issued upon conversion from other share class(es)	60,100	1,012,457
Shares purchased upon conversion into other share class(es)	(269,500)	(3,843,955)
Net increase (decrease) in shares outstanding	2,067,090	$37,164,054

Year ended July 31, 2021:
Shares sold	368,342	$6,592,088
Shares issued in reinvestment of dividends and distributions	2,696,787	43,795,826
Shares purchased	(2,079,102)	(36,713,090)
Net increase (decrease) in shares outstanding before conversion	986,027	13,674,824
Shares issued upon conversion from other share class(es)	161,792	2,913,187
Shares purchased upon conversion into other share class(es)	(120,178)	(2,118,438)
Net increase (decrease) in shares outstanding	1,027,641	$14,469,573

40

Share Class	Shares	Amount

Class C
Year ended July 31, 2022:
Shares sold	53,481	$544,671
Shares issued in reinvestment of dividends and distributions	178,313	2,036,336
Shares purchased	(190,070)	(2,026,005)
Net increase (decrease) in shares outstanding before conversion	41,724	555,002
Shares purchased upon conversion into other share class(es)	(92,524)	(1,107,397)
Net increase (decrease) in shares outstanding	(50,800)	$(552,395)

Year ended July 31, 2021:
Shares sold	44,430	$602,537
Shares issued in reinvestment of dividends and distributions	154,106	1,893,964
Shares purchased	(117,321)	(1,604,347)
Net increase (decrease) in shares outstanding before conversion	81,215	892,154
Shares purchased upon conversion into other share class(es)	(245,962)	(3,361,195)
Net increase (decrease) in shares outstanding	(164,747)	$(2,469,041)

Class Z
Year ended July 31, 2022:
Shares sold	40,113	$706,162
Shares issued in reinvestment of dividends and distributions	112,055	1,874,686
Shares purchased	(405,451)	(5,975,403)
Net increase (decrease) in shares outstanding before conversion	(253,283)	(3,394,555)
Shares issued upon conversion from other share class(es)	266,864	3,834,685
Net increase (decrease) in shares outstanding	13,581	$440,130

Year ended July 31, 2021:
Shares sold	18,443	$335,325
Shares issued in reinvestment of dividends and distributions	62,921	1,026,870
Shares purchased	(111,328)	(1,960,726)
Net increase (decrease) in shares outstanding before conversion	(29,964)	(598,531)
Shares issued upon conversion from other share class(es)	129,927	2,296,063
Net increase (decrease) in shares outstanding	99,963	$1,697,532

Class R6
Year ended July 31, 2022:
Shares sold	59,857	$917,954
Shares issued in reinvestment of dividends and distributions	7,482	125,175
Shares purchased	(25,105)	(342,452)
Net increase (decrease) in shares outstanding before conversion	42,234	700,677
Shares issued upon conversion from other share class(es)	6,519	104,210
Net increase (decrease) in shares outstanding	48,753	$804,887

PGIM Jennison Diversified Growth Fund	41

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	3,318	$64,228
Shares issued in reinvestment of dividends and distributions	186	3,041
Shares purchased	(3,649)	(71,037)
Net increase (decrease) in shares outstanding before conversion	(145)	(3,768)
Shares issued upon conversion from other share class(es)	14,216	270,383
Net increase (decrease) in shares outstanding	14,071	$266,615

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2022. The average daily balance for the 6 days that the Fund had loans outstanding during the period was approximately $1,218,667, borrowed at a weighted average interest rate of 1.33%. The maximum loan outstanding amount during the period was $1,940,000. At July 31, 2022, the Fund did not have an outstanding loan amount.

42

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

PGIM Jennison Diversified Growth Fund	43

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or

44

government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

PGIM Jennison Diversified Growth Fund	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM Jennison Diversified Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Diversified Growth Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2022, the Fund reported the maximum amount allowed per share but not less than $2.30 per share for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2022, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

Fund	QDI	DRD
PGIM Jennison Diversified Growth Fund	5.37%	5.02%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

PGIM Jennison Diversified Growth Fund	47

Liquidity Risk Management Program

(unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Diversified Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Diversified Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Diversified Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Diversified Growth Fund

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Diversified Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Diversified Growth Fund is a series of Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-and three-year periods.

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●

The Board considered that in 2017, the Fund changed its investment process to optimize its portfolio to the Russell 1000 Growth Index and that previously, the Fund was optimized to the S&P 500 Index, which led to periods of underperformance during periods when growth investing was favored.

●	The Board considered PGIM Investments’ assertion that the Fund’s valuation-sensitive approach to growth investing was the primary driver of outperformance versus peers.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.00% for Class R6 shares and 1.00% for Class Z shares through November 30, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund’s investment team time to develop a longer performance record under the new optimization process and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Diversified Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Diversified Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON DIVERSIFIED GROWTH FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	TBDAX	TBDCX	TBDZX	TBDQX

CUSIP	74440V104	74440V302	74440V690	74440V716

MF503 E

PGIM JENNISON RISING DIVIDEND FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Rising Dividend Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.

The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine.

As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Rising Dividend Fund

September 15, 2022

PGIM Jennison Rising Dividend Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-8.04	9.91	9.15 (03/05/2014)

(without sales charges)	-2.69	11.16	9.89 (03/05/2014)

Class C

(with sales charges)	-4.35	10.32	9.08 (03/05/2014)

(without sales charges)	-3.46	10.32	9.08 (03/05/2014)

Class Z

(without sales charges)	-2.46	11.41	10.17 (03/05/2014)

Class R6

(without sales charges)	-2.49	N/A	11.38 (09/27/2017)

S&P 500 Index

	-4.64	12.82	—

Average Annual Total Returns as of 7/31/22 Since Inception (%)
	Class A, Class C, Class Z (03/05/2014)	Class R6 (09/27/2017)

S&P 500 Index	12.06	12.75

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares (March 5, 2014) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Rising Dividend Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Line of Business	% of Net Assets
Eli Lilly & Co.	Pharmaceuticals	3.9%
CenterPoint Energy, Inc.	Multi-Utilities	3.6%
Bristol-Myers Squibb Co.	Pharmaceuticals	3.3%
CMS Energy Corp.	Multi-Utilities	3.0%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.0%
Hershey Co. (The)	Food Products	3.0%
Northrop Grumman Corp.	Aerospace & Defense	2.9%
AT&T, Inc.	Diversified Telecommunication Services	2.7%
Lamb Weston Holdings, Inc.	Food Products	2.6%
International Business Machines Corp.	IT Services	2.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Rising Dividend Fund	7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Rising Dividend Fund’s Class Z shares returned -2.46% in the 12-month period ended July 31, 2022, outperforming the -4.64% return of the S&P 500® Index (the Index).

What was the market environment?

•

Over the past year, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

•

The final months of 2021 were marked by the emergence of the Omicron variant of COVID-19, as well as heightened concerns over inflation, which led the Federal Reserve (the Fed) to announce an accelerated plan of reduced asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the year.

•

The investment environment at the start of 2022 was clouded by continued uncertainties related to the pandemic, inflation, and the prospect of slowing growth on the back of plans by the Fed for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

•

As the year continued, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and ongoing COVID-19 lockdowns in China, leading to one of the largest selloffs since the global financial crisis nearly fifteen years ago.

•

The accumulation of these events started to weigh on GDP growth around the globe. Commodity prices continued to exhibit strength due to the imbalance between Russia/Ukraine-related supply constraints and still-resilient demand, until concerns over the effects of high prices on demand and downward revisions in global growth expectations drove a reversal across many commodities during June.

•

Rising US interest rates, global growth concerns, and a flight to safety drove the US dollar higher versus other global currencies later in the period, adding a further headwind from translation of foreign profits for US multinationals.

•

The Fed’s task of bringing inflation back to its 2% target without undermining the robust employment backdrop and precipitating a recession underscored prevailing uncertainty regarding the macro outlook.

•

The Index experienced sharp declines in the communications services and consumer discretionary sectors, along with more modest declines in information technology, industrials, financials, and materials. Positive sector performance was led by energy, which gained 67% for the period. The utility sector also saw strong gains of 15%. Other positive performance came from the consumer staples and healthcare sectors.

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What worked?

•

Relative to the Index, the Fund benefited from overweight allocations to the strong-performing energy and utility sectors, as well as underweight exposure to the weak-performing communications services sector. Relative performance was further supported by modestly overweight positions in materials, financials, and consumer staples, along with modestly underweight exposure to consumer discretionary stocks.

•

Given data in 2022 indicating that inflation would persist for some time (although commodity inflation seems to have rolled over), economic growth would decelerate, and market volatility would remain elevated, Jennison shifted the Fund to a more defensive posture.

•	Top-performing holdings during the period included Chevron Corporation, Eli Lilly & Company and The Williams Companies Inc.

•

Integrated oil and gas company Chevron engages in the exploration, development, and production of crude oil and natural gas, as well as the transportation, storage, and marketing of natural gas and refined products. In Jennison’s opinion, Chevron’s record as the best-executing major oil company has positioned the company to benefit from higher oil prices. Chevron is using its strong cash flow in a prudent manner through a mix of debt reduction, returning cash back to shareholders via additional stock buybacks, value-enhancing acquisitions, and investing in profitable expansion in its upstream business. Jennison believes that the company will continue to execute along these vectors, thus enhancing shareholder value over the prevailing energy cycle.

•

Diversified biopharmaceutical company Eli Lilly is best known for its core franchises in areas such as neuroscience, women’s health, oncology, cardiovascular medicine, and immunology. The company has benefited from a stable-growth business model during the recent, uncertainty-driven economic downturn. Additional drivers that could significantly enhance shareholder value include key pipeline drugs Mounjaro and Donanemab. Obesity drug Mounjaro has shown a meaningful reduction in obesity and type 2 diabetes. The data on Mounjaro is excellent, and Jennison believes it will likely receive approval for use against obesity in the second half of 2022. Alzheimer drug Donanemab is currently in phase 3 trials. While the data so far is promising, there are no assurances that it will succeed. Nonetheless, it is the most promising Alzheimer treatment on the horizon, with no viable alternatives to date. As a result of these opportunities, Jennison believes there is still meaningful upside in Eli Lilly stock.

•

Williams owns and operates an integrated natural gas pipeline-infrastructure network stretching from the Northeast US to the Gulf Coast, and a large gas-gathering network in the Marcellus region. The company also owns and operates the Transco pipeline, the largest US pipeline. In Jennison’s view, these assets position the firm for growth from both US gas demand and global liquid natural gas demand. While the stock price has experienced several ups and downs, the company operates a stable energy-infrastructure business with a high percentage of take-or-pay contracts.

PGIM Jennison Rising Dividend Fund	9

Strategy and Performance Overview* (continued)

Williams has been reducing its debt level and has recently been able to return capital to shareholders. As long as it continues to do so, Jennison believes that the future of this business is likely to remain very solid.

What didn’t work?

•	Relative performance suffered due to stock section in the energy, information technology, materials, and financial sectors, as well as underweight exposure to the healthcare sector.

•	Notably weak-performing holdings during the period included Barrick Gold Corporation, Qualcomm Incorporated, and Stryker Corporation.

•

Mining company Barrick Gold engages in the production and sale of gold and copper, as well as mine exploration and development. Overall, the company is executing well in terms of gold volume produced with a reasonable cost structure. Nonetheless, gold prices pulled back during the last five months of the period, negatively affecting Barrick shares. Jennison reduced the Fund’s Barrick holdings to manage position-size risk.

•

US-based, multinational technology company Qualcomm provides semiconductors, software, and services related to wireless technology. It owns patents critical to 4G, 5G, CDMA, and other mobile communications standards. While the company has done a good job of diversifying its business away from smartphone maker Apple Inc., concerns remain that overall smartphone volume may decline as the economic environment weakens. Furthermore, in diversifying away from Apple, the incremental smartphone customers that Qualcomm deals with are primarily Chinese companies. In the current environment with China’s zero-COVID-19 policy, it remains to be seen how well that market will be able to perform. Additionally, a potential, upcoming global recession may reduce the unit volume of new smartphone devices. While management continues to execute well, Jennison reduced the Fund’s Qualcomm position given the global headwinds the company faces.

•

Medical technology company Stryker provides implants used in joint replacement surgeries, among other medical products. As the population ages, orthopedics and other medical and surgical devices are expected to be used in larger quantities. During the COVID-19 pandemic, hospitals reduced or eliminated optional surgeries, such as knee and hip replacements, to focus on pandemic-related hospitalizations. While Jennison anticipated that a more broadly vaccinated population would lead to a rebound in optional surgery volumes, this did not play out as anticipated during the period. The lack of nurses in the healthcare system limited the number of operations that could be performed in hospitals, keeping the system focused on more critical surgeries. Jennison reduced the Fund’s position and continues to monitor the overall environment.

Current outlook

•	While there had been significant unease over inflation earlier in 2022, Jennison believes those concerns are largely behind us. Labor inflation, however, remains an

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area of concern. While that trend may be peaking as well, it appears too early to declare victory. Accordingly, Jennison remains vigilant, vigorously monitoring the labor component of inflation.

•

Going forward, Jennison believes the market will focus squarely on whether or not a recession will occur and, if so, how severe it will be. Most market commentators believe that the economy can either avoid a recession or experience a mild one. Unfortunately, economic data continues to deteriorate, leading Jennison to see greater risk to the downside. Therefore, Jennison intends to maintain the Fund’s defensive positioning until the outlook turns positive.

•

Relative to the Index, the Fund is overweight the energy, utilities, consumer staples, and real estate sectors. The most significantly underweight areas include information technology, communication services (interactive media/entertainment), consumer discretionary, and financials.

•

Jennison remains committed to an investment philosophy of seeking quality businesses that can generate high/increasing free cash flows that can be returned to investors in the form of growing dividends. At the same time, as the economic environment becomes more uncertain, Jennison has emphasized investments in quality companies likely to maintain cash-flow-generation during a recession, although such companies may experience slightly lower dividend growth rates and less demanding valuations.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Jennison Rising Dividend Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Rising Dividend Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$ 955.10	1.24%	$6.01
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21
Class C	Actual	$1,000.00	$ 951.20	1.99%	$9.63
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94
Class Z	Actual	$1,000.00	$ 955.90	0.99%	$4.80
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
Class R6	Actual	$1,000.00	$ 955.60	0.99%	$4.80
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Rising Dividend Fund	13

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 93.8%

COMMON STOCKS

Aerospace & Defense 2.9%

Northrop Grumman Corp.	10,871	$5,206,122

Banks 3.6%

Bank of America Corp.	52,652	1,780,164
JPMorgan Chase & Co.	22,483	2,593,639
PNC Financial Services Group, Inc. (The)	12,600	2,090,844

		6,464,647

Beverages 4.2%

Diageo PLC (United Kingdom), ADR	3,080	589,512
Keurig Dr. Pepper, Inc.	80,464	3,117,175
PepsiCo, Inc.	22,523	3,940,624

		7,647,311

Capital Markets 0.6%

Goldman Sachs Group, Inc. (The)	3,448	1,149,529

Commercial Services & Supplies 1.4%

Republic Services, Inc.	18,934	2,625,388

Containers & Packaging 1.1%

Crown Holdings, Inc.	20,428	2,077,119

Diversified Consumer Services 2.5%

Service Corp. International	62,061	4,621,062

Diversified Telecommunication Services 2.7%

AT&T, Inc.	259,610	4,875,476

Electric Utilities 3.3%

American Electric Power Co., Inc.	40,251	3,967,139

Exelon Corp.	42,758	1,987,819

		5,954,958

Electronic Equipment, Instruments & Components 0.3%

Corning, Inc.	16,015	588,711

Entertainment 2.5%

Activision Blizzard, Inc.	56,395	4,508,780

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	15

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) 6.3%

Alexandria Real Estate Equities, Inc.	15,896	$2,635,239
AvalonBay Communities, Inc.	18,161	3,885,364
First Industrial Realty Trust, Inc.	30,266	1,572,319
SBA Communications Corp.	9,866	3,312,904

		11,405,826

Food & Staples Retailing 3.0%

Sysco Corp.	18,682	1,586,102
Walmart, Inc.	29,616	3,910,793

		5,496,895

Food Products 5.6%

Hershey Co. (The)	23,536	5,365,267
Lamb Weston Holdings, Inc.(a)	60,047	4,783,344

		10,148,611

Health Care Equipment & Supplies 2.9%

Abbott Laboratories	32,007	3,483,642
Stryker Corp.	8,738	1,876,485

		5,360,127

Health Care Providers & Services 2.0%

UnitedHealth Group, Inc.	6,714	3,641,271

Hotels, Restaurants & Leisure 1.4%

McDonald’s Corp.	9,612	2,531,512

Insurance 2.1%

Chubb Ltd.	8,948	1,687,951
Marsh & McLennan Cos., Inc.	12,879	2,111,641

		3,799,592

IT Services 3.6%

International Business Machines Corp.	35,939	4,700,462
Mastercard, Inc. (Class A Stock)	5,458	1,930,986

		6,631,448

Machinery 1.9%

Deere & Co.	9,908	3,400,227

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining 1.5%

Barrick Gold Corp. (Canada)	172,813	$2,720,077

Multiline Retail 1.8%

Dollar General Corp.	13,252	3,292,194

Multi-Utilities 9.3%

CenterPoint Energy, Inc.	207,003	6,559,925
CMS Energy Corp.	80,672	5,544,586
DTE Energy Co.	24,132	3,144,400
Public Service Enterprise Group, Inc.	25,083	1,647,201

		16,896,112

Oil, Gas & Consumable Fuels 9.4%

Cheniere Energy, Inc.	12,302	1,840,133
Enbridge, Inc. (Canada)	102,437	4,602,494
Exxon Mobil Corp.	26,599	2,578,241
Pioneer Natural Resources Co.	6,661	1,578,324
Valero Energy Corp.	26,850	2,974,175
Williams Cos., Inc. (The)	104,145	3,550,303

		17,123,670

Pharmaceuticals 10.3%

AstraZeneca PLC (United Kingdom), ADR	83,169	5,508,283
Bristol-Myers Squibb Co.	81,643	6,023,621
Eli Lilly & Co.	21,774	7,178,670

		18,710,574

Road & Rail 2.0%

TFI International, Inc. (Canada)	13,853	1,384,330
Union Pacific Corp.	10,043	2,282,774

		3,667,104

Semiconductors & Semiconductor Equipment 0.6%

QUALCOMM, Inc.	7,158	1,038,340

Software 1.0%

Intuit, Inc.	1,914	873,110
Microsoft Corp.	3,399	954,235

		1,827,345

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	17

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	23,679	$3,848,074

Wireless Telecommunication Services 1.9%

Rogers Communications, Inc. (Canada) (Class B Stock)	76,795	3,529,498

TOTAL LONG-TERM INVESTMENTS
(cost $161,093,381)		170,787,600

SHORT-TERM INVESTMENTS 6.6%

AFFILIATED MUTUAL FUND 0.7%
PGIM Institutional Money Market Fund
(cost $1,309,044; includes $1,308,800 of cash collateral for securities on loan)(b)(wa)	1,310,355	1,309,044

UNAFFILIATED FUND 5.9%
Dreyfus Government Cash Management (Institutional Shares)
(cost $10,724,415)	10,724,415	10,724,415

TOTAL SHORT-TERM INVESTMENTS
(cost $12,033,459)		12,033,459

TOTAL INVESTMENTS 100.4%
(cost $173,126,840)		182,821,059
Liabilities in excess of other assets (0.4)%		(709,214)

NET ASSETS 100.0%		$182,111,845

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,274,560; cash collateral of $1,308,800 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

18

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,206,122	$—	$—
Banks	6,464,647	—	—
Beverages	7,647,311	—	—
Capital Markets	1,149,529	—	—
Commercial Services & Supplies	2,625,388	—	—
Containers & Packaging	2,077,119	—	—
Diversified Consumer Services	4,621,062	—	—
Diversified Telecommunication Services	4,875,476	—	—
Electric Utilities	5,954,958	—	—
Electronic Equipment, Instruments & Components	588,711	—	—
Entertainment	4,508,780	—	—
Equity Real Estate Investment Trusts (REITs)	11,405,826	—	—
Food & Staples Retailing	5,496,895	—	—
Food Products	10,148,611	—	—
Health Care Equipment & Supplies	5,360,127	—	—
Health Care Providers & Services	3,641,271	—	—
Hotels, Restaurants & Leisure	2,531,512	—	—
Insurance	3,799,592	—	—
IT Services	6,631,448	—	—
Machinery	3,400,227	—	—
Metals & Mining	2,720,077	—	—
Multiline Retail	3,292,194	—	—
Multi-Utilities	16,896,112	—	—
Oil, Gas & Consumable Fuels	17,123,670	—	—
Pharmaceuticals	18,710,574	—	—
Road & Rail	3,667,104	—	—
Semiconductors & Semiconductor Equipment	1,038,340	—	—
Software	1,827,345	—	—
Technology Hardware, Storage & Peripherals	3,848,074	—	—
Wireless Telecommunication Services	3,529,498	—	—

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	19

Schedule of Investments  (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$ 1,309,044	$—	$—
Unaffiliated Fund	10,724,415	—	—

Total	$182,821,059	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Pharmaceuticals	10.3%
Oil, Gas & Consumable Fuels	9.4
Multi-Utilities	9.3
Equity Real Estate Investment Trusts (REITs)	6.3
Unaffiliated Fund	5.9
Food Products	5.6
Beverages	4.2
IT Services	3.6
Banks	3.6
Electric Utilities	3.3
Food & Staples Retailing	3.0
Health Care Equipment & Supplies	2.9
Aerospace & Defense	2.9
Diversified Telecommunication Services	2.7
Diversified Consumer Services	2.5
Entertainment	2.5
Technology Hardware, Storage & Peripherals	2.1
Insurance	2.1
Road & Rail	2.0
Health Care Providers & Services	2.0

Wireless Telecommunication Services	1.9%
Machinery	1.9
Multiline Retail	1.8
Metals & Mining	1.5
Commercial Services & Supplies	1.4
Hotels, Restaurants & Leisure	1.4
Containers & Packaging	1.1
Software	1.0
Affiliated Mutual Fund (0.7% represents investments purchased with collateral from securities on loan)	0.7
Capital Markets	0.6
Semiconductors & Semiconductor Equipment	0.6
Electronic Equipment, Instruments & Components	0.3

100.4
Liabilities in excess of other assets	(0.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

20

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,274,560	$(1,274,560)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	21

Statement of Assets and Liabilities

as of July 31, 2022

Assets
Investments at value, including securities on loan of $1,274,560:
Unaffiliated investments (cost $171,817,796)	$181,512,015
Affiliated investments (cost $1,309,044)	1,309,044
Receivable for Fund shares sold	829,649
Dividends receivable	173,631
Tax reclaim receivable	6,029
Prepaid expenses and other assets	20,616

Total Assets	183,850,984

Liabilities
Payable to broker for collateral for securities on loan	1,308,800
Payable for Fund shares purchased	286,853
Accrued expenses and other liabilities	89,429
Management fee payable	43,021
Distribution fee payable	7,614
Affiliated transfer agent fee payable	2,505
Trustees’ fees payable	917

Total Liabilities	1,739,139

Net Assets	$182,111,845

Net assets were comprised of:
Shares of beneficial interest, at par	$11,292
Paid-in capital in excess of par	173,215,920
Total distributable earnings (loss)	8,884,633

Net assets, July 31, 2022	$182,111,845

See Notes to Financial Statements.

22

Class A
Net asset value, offering price and redemption price per share, ($22,003,471 ÷ 1,365,304 shares of beneficial interest issued and outstanding)	$16.12
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price to public	$17.06

Class C
Net asset value, offering price and redemption price per share, ($4,001,103 ÷ 250,521 shares of beneficial interest issued and outstanding)	$15.97

Class Z
Net asset value, offering price and redemption price per share, ($156,090,416 ÷ 9,674,981 shares of beneficial interest issued and outstanding)	$16.13

Class R6
Net asset value, offering price and redemption price per share, ($16,855 ÷ 1,046 shares of beneficial interest issued and outstanding)	$16.12

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	23

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $25,069 foreign withholding tax)	$1,307,937
Income from securities lending, net (including affiliated income of $956)	1,118
Affiliated dividend income	315

Total income	1,309,370

Expenses
Management fee	498,824
Distribution fee(a)	79,481
Transfer agent’s fees and expenses (including affiliated expense of $12,417)(a)	94,819
Registration fees(a)	62,675
Custodian and accounting fees	48,312
Audit fee	23,800
Legal fees and expenses	20,630
Shareholders’ reports	19,856
SEC registration fees	12,350
Trustees’ fees	10,204
Miscellaneous	20,716

Total expenses	891,667
Less: Fee waiver and/or expense reimbursement(a)	(173,985)
Distribution fee waiver(a)	(8,576)

Net expenses	709,106

Net investment income (loss)	600,264

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(172))	(750,405)
Foreign currency transactions	(670)

(751,075)

Net change in unrealized appreciation (depreciation) on:
Investments	938,079
Foreign currencies	(8)

938,071

Net gain (loss) on investment and foreign currency transactions	186,996

Net Increase (Decrease) In Net Assets Resulting From Operations	$787,260

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	51,454	28,027	—	—
Transfer agent’s fees and expenses	21,229	4,500	69,042	48
Registration fees	19,972	11,853	24,472	6,378
Fee waiver and/or expense reimbursement	(57,878)	(18,885)	(90,778)	(6,444)
Distribution fee waiver	(8,576)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 600,264	$144,617
Net realized gain (loss) on investment and foreign currency transactions	(751,075)	4,088,846
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	938,071	3,182,613

Net increase (decrease) in net assets resulting from operations	787,260	7,416,076

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,281,153)	(370,608)
Class C	(176,578)	(63,821)
Class Z	(1,557,517)	(523,131)
Class R6	(1,457)	(635)

	(3,016,705)	(958,195)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	170,973,991	10,305,817
Net asset value of shares issued in reinvestment of dividends and distributions	3,009,232	955,139
Cost of shares purchased	(21,182,936)	(13,785,458)

Net increase (decrease) in net assets from Fund share transactions	152,800,287	(2,524,502)

Total increase (decrease)	150,570,842	3,933,379

Net Assets:
Beginning of year	31,541,003	27,607,624

End of year	$182,111,845	$31,541,003

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	25

Financial Highlights

Class A Shares
	Year Ended July 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.00		$13.86	$13.54	$13.80	$12.50
Income (loss) from investment operations:
Net investment income (loss)	0.12		0.07	0.11	0.13	0.09
Net realized and unrealized gain (loss) on investment transactions	(0.53	)(b)	4.72	0.73	0.75	1.39
Total from investment operations	(0.41)		4.79	0.84	0.88	1.48
Less Dividends and Distributions:
Dividends from net investment income	(0.11)		(0.07)	(0.08)	(0.13)	(0.09)
Distributions from net realized gains	(1.36)		(0.58)	(0.44)	(1.01)	(0.09)
Total dividends and distributions	(1.47)		(0.65)	(0.52)	(1.14)	(0.18)
Net asset value, end of year	$16.12		$18.00	$13.86	$13.54	$13.80
Total Return(c):	(2.69)%		35.44%	6.24%	8.27%	11.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,003		$13,908	$7,269	$5,391	$4,459
Average net assets (000)	$17,151		$10,058	$6,608	$4,729	$4,078
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.24%		1.24%	1.24%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.63%		1.87%	2.22%	2.60%	2.55%
Net investment income (loss)	0.71%		0.46%	0.85%	0.98%	0.67%
Portfolio turnover rate(e)	99%		86%	106%	100%	104%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class C Shares
			Year Ended July 31,
	2022		2021		2020		2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.88		$13.81		$13.51		$13.80	$12.50
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(b)	(0.04	)(b)	0.02		0.04	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.53	)(c)	4.69		0.72		0.73	1.40
Total from investment operations	(0.54)		4.65		0.74		0.77	1.39
Less Dividends and Distributions:
Dividends from net investment income	(0.01)		(-	)(d)	(-	)(d)	(0.05)	(-	)(d)
Distributions from net realized gains	(1.36)		(0.58)		(0.44)		(1.01)	(0.09)
Total dividends and distributions	(1.37)		(0.58)		(0.44)		(1.06)	(0.09)
Net asset value, end of year	$15.97		$17.88		$13.81		$13.51	$13.80
Total Return(e):	(3.46)%		34.45%		5.45%		7.40%	11.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,001		$2,252		$1,498		$1,852	$1,831
Average net assets (000)	$2,803		$1,735		$1,711		$1,865	$1,703
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.99%		1.99%		1.99%		1.99%	1.99%
Expenses before waivers and/or expense reimbursement	2.66%		2.97%		3.55%		3.64%	3.65%
Net investment income (loss)	(0.05)%		(0.27)%		0.13%		0.28%	(0.07)%
Portfolio turnover rate(g)	99%		86%		106%		100%	104%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)	Amount rounds to zero.
(e)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	27

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.01		$13.87	$13.56	$13.82	$12.52
Income (loss) from investment operations:
Net investment income (loss)	0.18		0.12	0.14	0.16	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.55	)(b)	4.71	0.72	0.75	1.40
Total from investment operations	(0.37)		4.83	0.86	0.91	1.52
Less Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.11)	(0.11)	(0.16)	(0.13)
Distributions from net realized gains	(1.36)		(0.58)	(0.44)	(1.01)	(0.09)
Total dividends and distributions	(1.51)		(0.69)	(0.55)	(1.17)	(0.22)
Net asset value, end of year	$16.13		$18.01	$13.87	$13.56	$13.82
Total Return(c):	(2.46)%		35.74%	6.46%	8.54%	12.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$156,090		$15,364	$18,828	$9,122	$8,369
Average net assets (000)	$44,393		$13,377	$12,973	$8,216	$8,066
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.99%		0.99%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.19%		1.58%	1.70%	2.02%	1.98%
Net investment income (loss)	1.08%		0.77%	1.06%	1.25%	0.94%
Portfolio turnover rate(e)	99%		86%	106%	100%	104%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R6 Shares
	Year Ended July 31,					September 27, 2017(a) through July 31, 2018
	2022		2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.01		$13.87	$13.55	$13.81	$12.72
Income (loss) from investment operations:
Net investment income (loss)	0.17		0.12	0.15	0.16	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.55	)(c)	4.71	0.72	0.75	1.18
Total from investment operations	(0.38)		4.83	0.87	0.91	1.28
Less Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.11)	(0.11)	(0.16)	(0.10)
Distributions from net realized gains	(1.36)		(0.58)	(0.44)	(1.01)	(0.09)
Total dividends and distributions	(1.51)		(0.69)	(0.55)	(1.17)	(0.19)
Net asset value, end of period	$16.12		$18.01	$13.87	$13.55	$13.81
Total Return(d):	(2.49)%		35.74%	6.54%	8.55%	10.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17		$17	$13	$12	$11
Average net assets (000)	$17		$15	$12	$11	$11
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.99%		0.99%	0.99%	0.99%	0.99	%(f)
Expenses before waivers and/or expense reimbursement	37.99%		48.96%	123.09%	119.91%	307.60	%(f)
Net investment income (loss)	0.97%		0.73%	1.10%	1.25%	0.88	%(f)
Portfolio turnover rate(g)	99%		86%	106%	100%	104%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	29

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Rising Dividend Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek capital appreciation and income.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

30

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Jennison Rising Dividend Fund	31

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

32

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Jennison Rising Dividend Fund	33

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

34

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.775% of average daily net assets up to $1 billion;	0.775%
0.755% of average daily net assets from $1 billion to $3 billion;
0.735% of average daily net assets from $3 billion to $5 billion;
0.715% of average daily net assets from $5 billion to $10 billion;
0.705% of average daily net assets over $10 billion

The Manager has contractually agreed, through November 30, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.24%
C	1.99
Z	0.99
R6	0.99

The RIC, on behalf of the Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2023 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

PGIM Jennison Rising Dividend Fund	35

Notes to Financial Statements (continued)

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended July 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$73,197	$653
C	—	858

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

36

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$202,869,008	$63,544,022

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 535,742	$ 6,301,693	$6,837,435	$—	$ —	$ —	—	$ 315

PGIM Institutional Money Market Fund(1)(b)(wa)
569,203	26,778,116	26,038,103	—	(172)	1,309,044	1,310,355	956	(2)
$1,104,945	$33,079,809	$32,875,538	$—	$(172)	$1,309,044		$1,271

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid by the Fund were $1,854,564 of ordinary income and $1,162,141 of long-term capital gains. For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $179,840 of ordinary income $778,355 of long-term capital gains.

As of July 31, 2022, the accumulated undistributed earnings on a tax basis was $192,573 of ordinary income.

PGIM Jennison Rising Dividend Fund	37

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$174,128,203	$12,060,172	$(3,367,316)	$8,692,856

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat post-October capital losses of approximately $1,000 as having been incurred in the following fiscal year (July 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

38

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	1,046	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	2	89.2

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2022:
Shares sold	667,715	$11,322,372
Shares issued in reinvestment of dividends and distributions	75,002	1,273,949
Shares purchased	(155,662)	(2,697,811)
Net increase (decrease) in shares outstanding before conversion	587,055	9,898,510
Shares issued upon conversion from other share class(es)	8,885	153,847
Shares purchased upon conversion into other share class(es)	(3,355)	(58,380)
Net increase (decrease) in shares outstanding	592,585	$9,993,977

Year ended July 31, 2021:
Shares sold	294,692	$4,886,644
Shares issued in reinvestment of dividends and distributions	24,173	367,654
Shares purchased	(102,032)	(1,643,038)
Net increase (decrease) in shares outstanding before conversion	216,833	3,611,260
Shares issued upon conversion from other share class(es)	33,287	559,425
Shares purchased upon conversion into other share class(es)	(1,819)	(32,544)
Net increase (decrease) in shares outstanding	248,301	$4,138,141

Class C
Year ended July 31, 2022:
Shares sold	156,179	$2,589,972
Shares issued in reinvestment of dividends and distributions	10,447	176,578
Shares purchased	(29,909)	(508,608)
Net increase (decrease) in shares outstanding before conversion	136,717	2,257,942
Shares purchased upon conversion into other share class(es)	(12,138)	(204,482)
Net increase (decrease) in shares outstanding	124,579	$2,053,460

PGIM Jennison Rising Dividend Fund	39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	67,438	$1,145,639
Shares issued in reinvestment of dividends and distributions	4,210	63,821
Shares purchased	(16,752)	(270,321)
Net increase (decrease) in shares outstanding before conversion	54,896	939,139
Shares purchased upon conversion into other share class(es)	(37,371)	(621,149)
Net increase (decrease) in shares outstanding	17,525	$317,990

Class Z
Year ended July 31, 2022:
Shares sold	9,833,631	$157,061,647
Shares issued in reinvestment of dividends and distributions	93,114	1,557,248
Shares purchased	(1,111,138)	(17,976,517)
Net increase (decrease) in shares outstanding before conversion	8,815,607	140,642,378
Shares issued upon conversion from other share class(es)	6,506	109,015
Net increase (decrease) in shares outstanding	8,822,113	$140,751,393

Year ended July 31, 2021:
Shares sold	266,205	$4,273,534
Shares issued in reinvestment of dividends and distributions	34,305	523,029
Shares purchased	(810,511)	(11,872,099)
Net increase (decrease) in shares outstanding before conversion	(510,001)	(7,075,536)
Shares issued upon conversion from other share class(es)	5,738	94,268
Net increase (decrease) in shares outstanding	(504,263)	$(6,981,268)

Class R6
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	86	$1,457
Net increase (decrease) in shares outstanding	86	$1,457

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	42	$635
Net increase (decrease) in shares outstanding	42	$635

8. Borrowings

The RIC, on behalf of the Fund along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

40

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2022. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $8,743,000, borrowed at a weighted average interest rate of 2.04%. The maximum loan outstanding amount during the period was $8,743,000. At July 31, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Dividend Risk: There is no guarantee that the issuers of the stocks held by the Fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. A sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in

PGIM Jennison Rising Dividend Fund	41

Notes to Financial Statements (continued)

unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or

42

restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

PGIM Jennison Rising Dividend Fund	43

Notes to Financial Statements (continued)

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM Jennison Rising Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Rising Dividend Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Rising Dividend Fund	45

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2022, the Fund reported the maximum amount allowed per share but not less than $.61 per share for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
PGIM Jennison Rising Dividend Fund	42.46%	39.25%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

46

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Jennison Rising Dividend Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Rising Dividend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Rising Dividend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Rising Dividend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Rising Dividend Fund

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Rising Dividend Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Rising Dividend Fund is a series of Prudential Investment Portfolios 5

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on March 5, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index for all periods.

Visit our website at pgim.com/investments

●

The Board considered PGIM Investments’ assertions that index concentration had an outsized negative impact on performance relative to the benchmark index as some top constituents detracted, and as high-quality, dividend-paying stocks gain favor, PGIM Investments expects the Fund’s relative performance to improve.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.24% for Class A shares, 1.99% for Class C shares, 0.99% for Class R6 shares, and 0.99% for Class Z shares through November 30, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Rising Dividend Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Rising Dividend Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON RISING DIVIDEND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJDAX	PJDCX	PJDZX	PJDQX

CUSIP	74440V823	74440V815	74440V799	74440V682

MF220E

PGIM 60/40 ALLOCATION FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Since Inception (%)
Fund	-6.34	7.71 (09/13/2017)
Custom Benchmark Index
	-6.16	7.20

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Custom Benchmark Index (60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index) by portraying the initial account values at the commencement of operations (September 13, 2017) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including

PGIM 60/40 Allocation Fund    3

Your Fund’s Performance (continued)

management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Custom Benchmark Index—The Custom Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Top Largest Holdings	Asset Class	% of Net Assets
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	60.1%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	39.8%

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM 60/40 Allocation Fund’s Class R6 shares returned –6.34% in the 12-month reporting period that ended July 31, 2022, underperforming the –6.16% return of its custom benchmark—a 60%/40% blend of the S&P 500 Index and the Bloomberg US Aggregate Bond Index, respectively.

What were the market conditions?

●

Elevated economic uncertainty, rising inflation, and investor expectations of a downshift in global growth from the stellar rebound of 2021 were already underway at the start of 2022. New shocks—most notably Russia’s invasion of Ukraine and the reinstatement of COVID-19-related shutdowns in China—significantly worsened the trend of lower global growth and higher inflation during the first seven months of 2022.

●

Rising recession fears gripped global markets in 2022 as a challenging combination of macro economic events led stocks into bear market territory, and investors assumed a “risk off” stance across most asset segments (Investors who take a “risk off” stance perceive risk to be high in current market conditions. In response, they tend to gravitate toward lower-risk investments and focus on protecting their capital).

●

Stocks struggled globally during the 12-month reporting period that ended July 31, 2022, with most equity asset classes turning in negative returns. US stocks outpaced non-US equities during the period. The decline in stocks was driven primarily by a significant compression in earnings multiples.

●

Declines in bonds (the flip-side of higher rates) were also substantial, with the bond bear market growling even louder. The Bloomberg Global Aggregate Index extended its losses, falling about 15% from its January 2021 high, the biggest drawdown since 1990.

What worked?

●	The Fund benefited most from its heavier exposure to stocks versus bonds. The S&P 500 Index outperformed the Bloomberg US Aggregate Bond Index by 4.5% during the reporting period.

●

The Fund is comprised of two underlying funds: the PGIM Quant Solutions Large-Cap Core Fund and the PGIM Total Return Bond Fund. The underlying equity position in the PGIM Quant Solutions Large-Cap Core Fund outperformed its benchmark, the S&P 500 Index, by 1.51% during the period.

What didn’t work?

The underlying bond position in the PGIM Total Return Bond Fund underperformed its benchmark, the Bloomberg US Aggregate Bond Index, by 2.25% during the period.

PGIM 60/40 Allocation Fund    5

Strategy and Performance Overview* (continued)

Current outlook

●

PGIM Quantitative Solutions believes that the US economy is relatively insulated from the global downturn and remains supported by a strong labor market for now. Nevertheless, headwinds—including higher gasoline prices, negative real wage growth, and negative wealth effects from declining financial markets—persist.

●

Central banks continue their attempts at walking a tightrope, looking to balance efforts to combat an intensifying inflation problem with increasing risks to growth stemming from multiple shocks and policy tightening. After initially misjudging the inflation problem as “transitory” and thus facing credibility challenges, central banks are likely to front-load rate hikes, increasing the risks of policy overtightening and economic downturn.

●

Despite significant equity market declines and improved valuations, we remain cautious on stocks due to the combination of heightened recession risk, hawkish central banks, and significant potential for corporate earnings downgrades.

●

The tough macro economic environment argues for caution on fixed income risk assets. However, some bond segments exhibit very attractive value (emerging market debt), while others have yet to fully price in recession risk (US high yield debt).

●

Successful COVID-19 vaccine distributions and the robust size of policy stimulus have been key drivers of performance during the economic rebound. Preferential access to vaccines and the implementation of aggressive fiscal and monetary policies have led to a sharper rebound in developed economies.

●

The US continues to lead the economic recovery in the developed world, supported by its comparatively high vaccination rate and fiscal stimulus measures. China and Taiwan are leading the recovery among emerging economies, as a new wave of infections are limiting growth in emerging markets outside of China.

●

The surge in inflation during the period is fueling an intense debate among different groups. Generally, central banks outside of the US are taking a relatively benign view of rising inflation, describing it as “transitory.” In contrast, investment markets are more nervous that rising prices could herald in a new phase of higher costs following decades of low inflation and deflationary fears.

●

Most developed market central banks remain on hold as they consider rising inflation to be a “transitory” phenomenon. Among emerging markets, there is a split between central banks that have begun to follow a path toward normalization as the recovery gains strength and other central banks still grappling with virus-related downside risks.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM 60/40 Allocation Fund    7

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM 60/40 Allocation Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 927.50	0.40%	$1.91
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM 60/40 Allocation Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	2,844,703	$49,640,063
PGIM Total Return Bond Fund (Class R6)	2,578,891	32,829,279

TOTAL LONG-TERM INVESTMENTS (cost $82,353,660)		82,469,342

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $101,563)	101,563	101,563

TOTAL INVESTMENTS 100.0% (cost $82,455,223)(wd)		82,570,905
Liabilities in excess of other assets (0.0)%		(36,181)

NET ASSETS 100.0%		$82,534,724

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund    9

PGIM 60/40 Allocation Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$82,469,342	$—	$—
Short-Term Investment
Affiliated Mutual Fund	101,563	—	—

Total	$82,570,905	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	60.1%
Total Return Bond	39.8
Short Term	0.1

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $82,455,223)	$82,570,905
Receivable for investments sold	740,005
Due from Manager	7,244
Prepaid expenses	66

Total Assets	83,318,220

Liabilities

Payable for investments purchased	700,579
Accrued expenses and other liabilities	47,711
Payable for Fund shares purchased	34,295
Trustees’ fees payable	893
Affiliated transfer agent fee payable	18

Total Liabilities	783,496

Net Assets	$82,534,724

Net assets were comprised of:
Shares of beneficial interest, at par	$6,942
Paid-in capital in excess of par	81,725,958
Total distributable earnings (loss)	801,824

Net assets, July 31, 2022	$82,534,724

Class R6

Net asset value, offering price and redemption price per share,
($82,534,724 ÷ 6,942,282 shares of beneficial interest issued and outstanding)	$11.89

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund     11

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)
Affiliated dividend income	$1,665,106

Expenses
Management fee	16,572
Custodian and accounting fees	45,963
Legal fees and expenses	21,123
Audit fee	20,500
Shareholders’ reports	13,010
Trustees’ fees	10,950
Pricing fees	2,974
SEC registration fees	1,804
Transfer agent’s fees and expenses (including affiliated expense of $102)	156
Miscellaneous	9,742

Total expenses	142,794
Less: Fee waiver and/or expense reimbursement	(113,957)

Net expenses	28,837

Net investment income (loss)	1,636,269

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(1,676,776))	(1,672,354)
Net capital gain distributions received on affiliated investments	6,691,501

5,019,147

Net change in unrealized appreciation (depreciation) on affiliated investments	(12,387,169)

Net gain (loss) on affiliated investment transactions	(7,368,022)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,731,753)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,636,269	$935,269
Net realized gain (loss) on investment transactions	(1,672,354)	(94,058)
Net capital gain distributions received	6,691,501	294,121
Net change in unrealized appreciation (depreciation) on investments	(12,387,169)	9,044,994

Net increase (decrease) in net assets resulting from operations	(5,731,753)	10,180,326

Dividends and Distributions
Distributions from distributable earnings
Class R6	(5,561,442)	(1,216,736)

Fund share transactions
Net proceeds from shares sold (1,565,348 and 3,277,933 shares, respectively)	20,559,822	40,911,412
Net asset value of shares issued in reinvestment of dividends and distributions (430,786 and 100,723 shares, respectively)	5,561,442	1,216,736
Cost of shares purchased (699,905 and 532,096 shares, respectively)	(9,002,640)	(6,648,545)

Net increase (decrease) in net assets from Fund share transactions	17,118,624	35,479,603

Total increase (decrease)	5,825,429	44,443,193

Net Assets:
Beginning of year	76,709,295	32,266,102

End of year	$82,534,724	$76,709,295

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund     13

PGIM 60/40 Allocation Fund

Financial Highlights

Class R6 Shares
					September 13, 2017(a)
	Year Ended July 31,				through July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$13.59	$11.53	$11.09	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.22	0.24	0.20	0.14
Net realized and unrealized gain (loss) on investment transactions	(1.04)	2.15	0.72	0.47	0.78
Total from investment operations	(0.79)	2.37	0.96	0.67	0.92
Less Dividends and Distributions:
Dividends from net investment income	(0.85)	(0.19)	(0.33)	(0.34)	(0.15)
Distributions from net realized gains	(0.06)	(0.12)	(0.19)	(0.01)	-
Total dividends and distributions	(0.91)	(0.31)	(0.52)	(0.35)	(0.15)
Net asset value, end of period	$11.89	$13.59	$11.53	$11.09	$10.77
Total Return(c):	(6.34)%	20.93%	8.75%	6.73%	9.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$82,535	$76,709	$32,266	$17,019	$2,899
Average net assets (000)	$82,858	$53,068	$23,312	$9,866	$381
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.03%	0.04%	0.03%	0.03%	0.02	%(e)
Expenses before waivers and/or expense reimbursement	0.17%	0.27%	0.72%	1.78%	28.47	%(e)
Net investment income (loss)	1.97%	1.76%	2.15%	1.87%	1.46	%(e)
Portfolio turnover rate(f)	20%	22%	30%	31%	37%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM 60/40 Allocation Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek a balance between growth and conservation of capital.

The Fund pursues its objective by primarily investing in a portfolio of other mutual funds within the PGIM fund family (collectively, the “Underlying Funds”) that provide exposure to equity and fixed income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM 60/40 Allocation Fund     15

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

* Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantative Solutions” or the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.02% of average daily net assets	0.02%

PGIM 60/40 Allocation Fund    17

Notes to Financial Statements (continued)

The Manager has contractually agreed, through November 30, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to below class is:

Expense
Class	Limitations
R6	0.40%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$36,157,741	$16,270,330

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
$45,808,343	$22,235,187	$ 9,639,765	$ (7,892,966)	$ (870,736)	$49,640,063	2,844,703	$ 557,519	$6,691,501

PGIM Total Return Bond Fund (Class R6)
30,837,533	13,922,554	6,630,565	(4,494,203)	(806,040)	32,829,279	2,578,891	1,107,161	—
$76,645,876	$36,157,741	$16,270,330	$(12,387,169)	$(1,676,776)	$82,469,342		$1,664,680	$6,691,501

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 96,656	$ 213,175	$ 208,268	$ —	$ —	$ 101,563	101,563	$ 426	$ —
$76,742,532	$36,370,916	$16,478,598	$(12,387,169)	$(1,676,776)	$82,570,905		$1,665,106	$6,691,501

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid by the Fund were $5,252,463 of ordinary income and $308,979 of long-term capital gains. For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $758,520 of ordinary income and $458,216 of long-term capital gains.

As of July 31, 2022, the accumulated undistributed earnings on a tax basis were $787,843 of ordinary income and $2,358,550 of long-term capital gains.

PGIM 60/40 Allocation Fund    19

Notes to Financial Statements (continued)

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of July 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$84,915,474	$3,749,663	$(6,094,232)	$(2,344,569)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

The RIC is authorized to issue an unlimited number of shares of beneficial interest of the Fund, at $0.001 par value per share, currently divided into one class, designated Class R6 shares.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	6,941,590	99.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	99.9%
Unaffiliated	—	—

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2022.

9.	Risks of Investing in the Fund

The risks of the Fund and/or the Underlying Funds risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Affiliated Funds Risk: The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund invests in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.

Asset Allocation Risk: The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The selection of the Underlying Funds and the allocation of the

PGIM 60/40 Allocation Fund    21

Notes to Financial Statements (continued)

Fund’s assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risks: Certain Underlying Funds invest in equity and equity-related securities. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. An Underlying Fund’s holdings can vary significantly from broad market indices and the performance of the Underlying Fund can deviate from the performance of these indices. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, an Underlying Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Fund Rebalancing Risk: Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as

PGIM 60/40 Allocation Fund    23

Notes to Financial Statements (continued)

“duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Management Risk: The value of your investment may decrease if judgments by the Fund’s subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak

PGIM 60/40 Allocation Fund    25

Notes to Financial Statements (continued)

of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of an Underlying Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund’s investment in the Underlying Fund will decline.

Portfolio Turnover Risk: The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, the Fund’s, performance and can have adverse tax consequences.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM 60/40 Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM 60/40 Allocation Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM 60/40 Allocation Fund    27

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2022, the Fund reported the maximum amount allowed per share but not less than $.05 per share for Class R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2022, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM 60/40 Allocation Fund	13.86%	13.91%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

Liquidity Risk Management Program

(unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM 60/40 Allocation Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM 60/40 Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM 60/40 Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM 60/40 Allocation Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM 60/40 Allocation Fund

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM 60/40 Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM	60/40 Allocation Fund is a series of Prudential Investment Portfolios 5

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year and the three-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on September 13, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10Years
	2nd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three-year period.

●	The Board considered that the Fund commenced operations on September 13, 2017 and that longer-term performance was not yet available.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2022.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund to continue to create a longer-term performance record and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM 60/40 Allocation Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM 60/40 Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM 60/40 ALLOCATION FUND

SHARE CLASS	R6
NASDAQ	PALDX
CUSIP	74440V724

PRUDENTIAL DAY ONE FUNDS

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the Prudential Day One Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.
The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine. As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Day One Funds

September 15, 2022

Prudential Day One Funds    3

Prudential Day One Income Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-5.43	4.04	4.28 (12/13/2016)

Class R2	-5.20	4.28	4.54 (12/13/2016)

Class R3	-5.03	4.46	4.71 (12/13/2016)

Class R4	-4.94	4.57	4.81 (12/13/2016)

Class R5	-4.93	4.66	4.90 (12/13/2016)

Class R6	-4.78	4.83	5.08 (12/13/2016)

Prudential Day One Income Custom Benchmark	-4.49	4.87	5.22

S&P Target Date Retirement Income Index	-7.36	3.64	4.25

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

4     Visit our website at pgim.com/investments

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One Income Fund’s Class R6 shares with a similar investment in the Prudential Day One Income Custom Benchmark and S&P Target Date Retirement Income Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Day One Funds    5

Prudential Day One Income Fund

Your Fund’s Performance (continued)

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One Income Custom Benchmark*—The Prudential Day One Income Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® Retirement Income Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One Income Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One Income Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third

6     Visit our website at pgim.com/investments

party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One Income Custom Benchmark, or the data included therein.

**The S&P Target Date Retirement Income Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Prudential Day One Funds    7

Prudential Day One Income Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	TIPS	23.1%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	15.9%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	15.9%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	11.8%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	6.3%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	5.0%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	1.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.0%

Holdings reflect only long-term investments and are subject to change.

8     Visit our website at pgim.com/investments

Prudential Day One 2015 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-5.31	4.42	4.80 (12/13/2016)

Class R2	-5.05	4.68	5.05 (12/13/2016)

Class R3	-4.91	4.85	5.22 (12/13/2016)

Class R4	-4.90	4.94	5.30 (12/13/2016)

Class R5	-4.70	5.05	5.43 (12/13/2016)

Class R6	-4.57	5.21	5.57 (12/13/2016)

Prudential Day One 2015 Custom Benchmark	-4.43	5.31	5.78

S&P Target Date 2015 Index	-7.26	4.63	5.53

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    9

Prudential Day One 2015 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2015 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2015 Custom Benchmark and S&P Target Date 2015 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

10     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2015 Custom Benchmark*—The Prudential Day One 2015 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2015 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2015 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2015 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    11

Prudential Day One 2015 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2015 Custom Benchmark, or the data included therein.

**The S&P Target Date 2015 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Prudential Day One 2015 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	TIPS	22.5%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	15.9%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	14.1%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	12.8%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	7.1%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	5.6%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	1.3%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.3%

Holdings reflect only long-term investments and are subject to change.

12     Visit our website at pgim.com/investments

Prudential Day One 2020 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-5.37	4.86	5.25 (12/13/2016)

Class R2	-5.05	5.11	5.50 (12/13/2016)

Class R3	-4.89	5.29	5.69 (12/13/2016)

Class R4	-4.79	5.41	5.79 (12/13/2016)

Class R5	-4.77	5.50	5.89 (12/13/2016)

Class R6	-4.56	5.65	5.99 (12/13/2016)

Prudential Day One 2020 Custom Benchmark	-4.49	5.80	6.32

S&P Target Date 2020 Index	-7.56	4.83	5.89

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    13

Prudential Day One 2020 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2020 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2020 Custom Benchmark and S&P Target Date 2020 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

14     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2020 Custom Benchmark*—The Prudential Day One 2020 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2020 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2020 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2020 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    15

Prudential Day One 2020 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2020 Custom Benchmark, or the data included therein.

**The S&P Target Date 2020 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	TIPS	20.9%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	15.3%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	15.2%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	12.3%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	7.8%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	6.6%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	1.8%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.7%

Holdings reflect only long-term investments and are subject to change.

16     Visit our website at pgim.com/investments

Prudential Day One 2025 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-5.37	5.28	5.73 (12/13/2016)

Class R2	-5.12	5.57	6.00 (12/13/2016)

Class R3	-5.04	5.71	6.16 (12/13/2016)

Class R4	-4.87	5.83	6.27 (12/13/2016)

Class R5	-4.77	5.93	6.38 (12/13/2016)

Class R6	-4.70	6.08	6.54 (12/13/2016)

Prudential Day One 2025 Custom Benchmark	-4.58	6.23	6.92

S&P Target Date 2025 Index	-7.86	5.53	6.70

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    17

Prudential Day One 2025 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2025 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2025 Custom Benchmark and S&P Target Date 2025 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

18     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2025 Custom Benchmark*—The Prudential Day One 2025 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index,1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2025 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2025 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2025 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    19

Prudential Day One 2025 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2025 Custom Benchmark, or the data included therein.

**The S&P Target Date 2025 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	TIPS	19.5%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	17.5%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	14.9%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	9.5%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	9.0%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	8.2%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	2.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	2.0%

Holdings reflect only long-term investments and are subject to change.

20     Visit our website at pgim.com/investments

Prudential Day One 2030 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-5.94	6.08	6.73 (12/13/2016)

Class R2	-5.69	6.37	7.00 (12/13/2016)

Class R3	-5.55	6.51	7.14 (12/13/2016)

Class R4	-5.47	6.59	7.23 (12/13/2016)

Class R5	-5.36	6.71	7.36 (12/13/2016)

Class R6	-5.20	6.90	7.54 (12/13/2016)

Prudential Day One 2030 Custom Benchmark	-5.09	7.14	8.08

S&P Target Date 2030 Index	-8.15	6.15	7.41

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    21

Prudential Day One 2030 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2030 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2030 Custom Benchmark and S&P Target Date 2030 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

22     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2030 Custom Benchmark*—The Prudential Day One 2030 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2030 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2030 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2030 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    23

Prudential Day One 2030 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2030 Custom Benchmark, or the data included therein.

**The S&P Target Date 2030 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	19.8%

PGIM TIPS Fund (Class R6)	TIPS	15.5%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	13.7%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	11.7%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	10.6%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	6.7%

PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	4.4%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	2.8%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	2.8%

Holdings reflect only long-term investments and are subject to change.

24     Visit our website at pgim.com/investments

Prudential Day One 2035 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-6.67	6.62	7.33 (12/13/2016)

Class R2	-6.36	6.88	7.60 (12/13/2016)

Class R3	-6.29	7.04	7.76 (12/13/2016)

Class R4	-6.17	7.16	7.89 (12/13/2016)

Class R5	-6.08	7.27	7.98 (12/13/2016)

Class R6	-5.94	7.40	8.13 (12/13/2016)

Prudential Day One 2035 Custom Benchmark	-5.74	7.87	8.98

S&P Target Date 2035 Index	-8.44	6.79	8.16

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    25

Prudential Day One 2035 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2035 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2035 Custom Benchmark and S&P Target Date 2035 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

26     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2035 Custom Benchmark*—The Prudential Day One 2035 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2035 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2035 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2035 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    27

Prudential Day One 2035 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2035 Custom Benchmark, or the data included therein.

**The S&P Target Date 2035 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	23.2%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	14.6%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	13.3%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	11.1%

PGIM TIPS Fund (Class R6)	TIPS	10.6%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	5.3%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.4%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	4.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	3.8%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	3.8%

Holdings reflect only long-term investments and are subject to change.

28     Visit our website at pgim.com/investments

Prudential Day One 2040 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-7.02	6.87	7.71 (12/13/2016)

Class R2	-6.85	7.12	7.97 (12/13/2016)

Class R3	-6.69	7.28	8.14 (12/13/2016)

Class R4	-6.53	7.40	8.26 (12/13/2016)

Class R5	-6.43	7.50	8.37 (12/13/2016)

Class R6	-6.35	7.66	8.52 (12/13/2016)

Prudential Day One 2040 Custom Benchmark	-6.34	8.17	9.43

S&P Target Date 2040 Index	-8.63	7.24	8.67

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    29

Prudential Day One 2040 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2040 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2040 Custom Benchmark and S&P Target Date 2040 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

30     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2040 Custom Benchmark*—The Prudential Day One 2040 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2040 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2040 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2040 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    31

Prudential Day One 2040 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2040 Custom Benchmark, or the data included therein.

**The S&P Target Date 2040 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	24.1%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	15.9%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	15.6%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	8.7%

PGIM TIPS Fund (Class R6)	TIPS	7.2%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	6.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	4.5%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	4.4%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	Emerging Markets	4.1%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	4.0%

Holdings reflect only long-term investments and are subject to change.

32     Visit our website at pgim.com/investments

Prudential Day One 2045 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-7.75	6.96	7.91 (12/13/2016)

Class R2	-7.56	7.23	8.18 (12/13/2016)

Class R3	-7.43	7.38	8.33 (12/13/2016)

Class R4	-7.31	7.50	8.45 (12/13/2016)

Class R5	-7.20	7.61	8.57 (12/13/2016)

Class R6	-7.12	7.76	8.73 (12/13/2016)

Prudential Day One 2045 Custom Benchmark	-7.09	8.30	9.67

S&P Target Date 2045 Index	-8.76	7.48	8.96

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    33

Prudential Day One 2045 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2045 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2045 Custom Benchmark and S&P Target Date 2045 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

34     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2045 Custom Benchmark*—The Prudential Day One 2045 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2045 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2045 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2045 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    35

Prudential Day One 2045 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2045 Custom Benchmark, or the data included therein.

**The S&P Target Date 2045 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	24.4%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	19.0%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	16.1%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	8.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	7.8%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	Emerging Markets	5.5%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	4.9%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM TIPS Fund (Class R6)	TIPS	3.6%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	3.4%

Holdings reflect only long-term investments and are subject to change.

36     Visit our website at pgim.com/investments

Prudential Day One 2050 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-8.23	6.96	7.88 (12/13/2016)

Class R2	-7.92	7.25	8.15 (12/13/2016)

Class R3	-7.83	7.41	8.32 (12/13/2016)

Class R4	-7.79	7.47	8.39 (12/13/2016)

Class R5	-7.63	7.61	8.54 (12/13/2016)

Class R6	-7.47	7.81	8.73 (12/13/2016)

Prudential Day One 2050 Custom Benchmark	-7.60	8.36	9.80

S&P Target Date 2050 Index	-8.83	7.61	9.15

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    37

Prudential Day One 2050 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2050 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2050 Custom Benchmark and S&P Target Date 2050 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

38     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2050 Custom Benchmark*—The Prudential Day One 2050 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2050 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2050 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2050 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    39

Prudential Day One 2050 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2050 Custom Benchmark, or the data included therein.

**The S&P Target Date 2050 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	25.7%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	21.4%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	8.2%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	6.8%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	Emerging Markets	6.5%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	3.0%

PGIM TIPS Fund (Class R6)	TIPS	1.4%

Holdings reflect only long-term investments and are subject to change.

40     Visit our website at pgim.com/investments

Prudential Day One 2055 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-8.47	6.96	8.09 (12/13/2016)

Class R2	-8.28	7.23	8.36 (12/13/2016)

Class R3	-8.03	7.39	8.53 (12/13/2016)

Class R4	-8.01	7.50	8.64 (12/13/2016)

Class R5	-7.88	7.61	8.76 (12/13/2016)

Class R6	-7.82	7.74	8.89 (12/13/2016)

Prudential Day One 2055 Custom Benchmark	-7.89	8.36	9.88

S&P Target Date 2055 Index	-8.86	7.66	9.24

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    41

Prudential Day One 2055 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2055 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2055 Custom Benchmark and S&P Target Date 2055 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

42     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2055 Custom Benchmark*—The Prudential Day One 2055 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2055 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2055 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2055 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    43

Prudential Day One 2055 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2055 Custom Benchmark, or the data included therein.

**The S&P Target Date 2055 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	25.5%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	22.8%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	8.8%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	Emerging Markets	7.5%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	6.8%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	3.0%

Holdings reflect only long-term investments and are subject to change.

44     Visit our website at pgim.com/investments

Prudential Day One 2060 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-8.62	7.00	8.02 (12/13/2016)

Class R2	-8.37	7.26	8.29 (12/13/2016)

Class R3	-8.28	7.42	8.45 (12/13/2016)

Class R4	-8.12	7.55	8.57 (12/13/2016)

Class R5	-8.01	7.66	8.68 (12/13/2016)

Class R6	-7.93	7.81	8.83 (12/13/2016)

Prudential Day One 2060 Custom Benchmark	-8.09	8.39	9.94

S&P Target Date 2060 Index	-8.90	7.73	9.33

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    45

Prudential Day One 2060 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2060 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2060 Custom Benchmark and S&P Target Date 2060 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

46     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2060 Custom Benchmark*—The Prudential Day One 2060 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2060 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2060 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2060 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    47

Prudential Day One 2060 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2060 Custom Benchmark, or the data included therein.

**The S&P Target Date 2060 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/22

Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	25.0%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	23.9%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	9.2%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	Emerging Markets	8.5%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	5.0%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	4.8%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	3.0%

Holdings reflect only long-term investments and are subject to change.

48     Visit our website at pgim.com/investments

Prudential Day One 2065 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Since Inception (%)

Class R1	-8.61	6.36 (12/16/2019)

Class R2	-8.45	6.62 (12/16/2019)

Class R3	-8.30	6.77 (12/16/2019)

Class R4	-8.21	6.89 (12/16/2019)

Class R5	-8.11	7.00 (12/16/2019)

Class R6	-7.97	7.15 (12/16/2019)

Prudential Day One 2065 Custom Benchmark	-8.20	6.99

S&P Target Date 2065+ Index	-8.76	6.38

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds    49

Prudential Day One 2065 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2065 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2065 Custom Benchmark and S&P Target Date 2065+ Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2022) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 16, 2019, while the Custom Benchmark and the Index assume that the initial investment occurred on December 31, 2019. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

50     Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2065 Custom Benchmark*—The Prudential Day One 2065 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index,1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2065+ Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2065 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2065 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds    51

Prudential Day One 2065 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2065 Custom Benchmark, or the data included therein.

**The S&P Target Date 2065+ Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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1 Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

2 Effective 12/31/18, the Russell Developed ex-North America Large Cap Net Index was decommissioned and subsequently replaced with the FTSE Developed ex-North America Index. Historical returns for the Prudential Day One Custom Benchmarks, prior to 12/31/18, will not be re-stated.

Presentation of Fund Holdings as of 7/31/22

Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Large Cap	25.0%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Developed Markets	24.9%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Mid Cap	9.2%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	Emerging Markets	8.9%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	3.4%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Commodity	3.0%

Holdings reflect only long-term investments and are subject to change.

Prudential Day One Funds    53

Strategy and Performance Overview* (unaudited)

What were the market conditions?

•

Elevated economic uncertainty, rising inflation, and investor expectations of a downshift in global growth from the stellar rebound of 2021 were already underway at the start of 2022. New shocks—most notably Russia’s invasion of Ukraine and the reinstatement of COVID-19-related shutdowns in China—significantly worsened the trend of lower global growth and higher inflation during the first seven months of 2022.

•

Rising recession fears gripped global markets in 2022 as a challenging combination of macro economic events led stocks into bear market territory, and investors assumed a “risk off” stance across most asset segments (Investors who take a “risk-off” stance perceive risk to be high in current market conditions. In response, they tend to gravitate toward lower-risk investments and focus on protecting their capital).

•

Stocks struggled globally during the 12-month reporting period that ended July 31, 2022, with most equity asset classes turning in negative returns. US stocks outpaced non-US equities during the period. The decline in stocks was driven primarily by a significant compression in earnings multiples.

•	Commodities stood out as a shining-star asset class and an attractive hedge in the prevailing, inflation-prone economic context.

•

Declines in bonds (the flip-side of higher rates) were also substantial, with the bond bear market growling even louder. The Bloomberg Global Aggregate Index extended its losses, falling about 15% from its January 2021 high, the biggest drawdown since 1990.

How did the Funds perform?

The performance of each Fund’s R6 share class and benchmark for the reporting period follows:

The Prudential Day One Income Fund returned –4.78%, underperforming the –4.49% return of the Prudential Day One Income Custom Benchmark and outperforming the –7.36% return of the S&P Target Date Retirement Income Index.

The Prudential Day One 2015 Fund returned –4.57%, underperforming the –4.43% return of the Prudential Day One 2015 Custom Benchmark and outperforming the –7.26% return of the S&P Target Date 2015 Index.

The Prudential Day One 2020 Fund returned –4.56%, underperforming the –4.49% return of the Prudential Day One 2020 Custom Benchmark and outperforming the –7.56% return of the S&P Target Date 2020 Index.

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The Prudential Day One 2025 Fund returned –4.70%, underperforming the –4.58% return of the Prudential Day One 2025 Custom Benchmark and outperforming the –7.86% return of the S&P Target Date 2025 Index.

The Prudential Day One 2030 Fund returned –5.20%, underperforming the –5.09% return of the Prudential Day One 2030 Custom Benchmark and outperforming the –8.15% return of the S&P Target Date 2030 Index.

The Prudential Day One 2035 Fund returned –5.94%, underperforming the –5.74% return of the Prudential Day One 2035 Custom Benchmark and outperforming the –8.44% return of the S&P Target Date 2035 Index.

The Prudential Day One 2040 Fund returned –6.35%, underperforming the –6.34% return of the Prudential Day One 2040 Custom Benchmark and outperforming the –8.63% return of the S&P Target Date 2040 Index.

The Prudential Day One 2045 Fund returned –7.12%, underperforming the –7.09% return of the Prudential Day One 2045 Custom Benchmark and outperforming the –8.76% return of the S&P Target Date 2045 Index.

The Prudential Day One 2050 Fund returned –7.47%, outperforming the –7.60% return of the Prudential Day One 2050 Custom Benchmark and the –8.83% return of the S&P Target Date 2050 Index.

The Prudential Day One 2055 Fund returned –7.82%, outperforming the –7.89% return of the Prudential Day One 2055 Custom Benchmark and the –8.86% return of the S&P Target Date 2055 Index.

The Prudential Day One 2060 Fund returned –7.93%, outperforming the –8.09% return of the Prudential Day One 2060 Custom Benchmark and the –8.90% return of the S&P Target Date 2060 Index.

The Prudential Day One 2065 Fund returned –7.97%, outperforming the –8.20% return of the Prudential Day One 2065 Custom Benchmark and the –8.76% return of the S&P Target Date 2065+ Index.

What worked?

•

Each Fund in the Prudential Day One Funds series is allocated to a combination of stocks and bonds. Stocks outperformed bonds by approximately 4.5% during the reporting period, which provided greater benefit to more equity-centric funds.

•	The Funds’ allocation to commodities was a major positive contributor to performance during the period as the asset class outperformed both stocks and bonds by over 30%.

Prudential Day One Funds    55

Strategy and Performance Overview* (continued)

•

Within equities, the Funds’ bias toward US stocks relative to non-US stocks added to overall results, as non-US stocks trailed by a significant margin. Within bonds, the Funds’ strong allocation to TIPS (Treasury Inflation-Protected Securities) and money markets significantly contributed to overall results, as core US bonds were the worst-performing fixed income asset class.

•

At the underlying fund level, the PGIM Quant Solutions Commodity Strategies, Emerging Markets Equity, PGIM Quant Solutions Mid-Cap Core, and PGIM Quant Solutions Large-Cap Core Funds were the greatest contributors to relative performance, as each Fund significantly outperformed its respective benchmark for the period.

What didn’t work?

•

Although it is standard for target date funds to allocate to both stocks and bonds, the Funds’ allocation to both equities and bonds did not provide much safety as both asset classes turned in negative performance during the period.

•

At the underlying fund level, the PGIM Total Return Bond Fund, PGIM Global Real Estate Fund, PGIM Core Conservative Bond Fund, and PGIM TIPS Fund were the most significant underperformers relative to their respective benchmarks, which detracted from overall results relative to the custom benchmark for the period.

Current outlook

•

PGIM Quant Solutions believes that the US economy is relatively insulated from the global downturn and remains supported by a strong labor market for now. Nevertheless, headwinds—including higher gasoline prices, negative real wage growth, and negative wealth effects from declining financial markets—persist.

•

Central banks continue their attempts at walking a tightrope, looking to balance efforts to combat an intensifying inflation problem with increasing risks to growth stemming from multiple shocks and policy tightening. After initially misjudging the inflation problem as “transitory” and thus facing credibility challenges, central banks are likely to front-load rate hikes, increasing the risks of policy overtightening and economic downturn.

•

Despite significant equity market declines and improved valuations, we remain cautious on stocks due to the combination of heightened recession risk, hawkish central banks, and significant potential for corporate earnings downgrades.

•

The tough macro economic environment argues for caution on fixed income risk assets. However, some bond segments exhibit very attractive value (emerging market debt), while others have yet to fully price in recession risk (US high yield debt).

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for

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performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Prudential Day One Funds    57

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 held through the six-month period ended July 31, 2022. These examples are for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Funds’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

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Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Day One Income Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 951.10	1.15%	$5.56

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 952.10	0.90%	$4.36

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 952.90	0.75%	$3.63

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 953.30	0.65%	$3.15

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 952.90	0.55%	$2.66

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 954.40	0.40%	$1.94

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2015 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 950.70	1.15%	$5.56

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 951.60	0.90%	$4.36

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 952.50	0.75%	$3.63

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 952.50	0.65%	$3.15

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 953.40	0.55%	$2.66

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 954.30	0.40%	$1.94

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One Funds     59

Fees and Expenses (continued)

Prudential Day One 2020 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 948.80	1.15%	$5.56

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 950.50	0.90%	$4.35

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 951.40	0.75%	$3.63

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 951.50	0.65%	$3.15

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 951.50	0.55%	$2.66

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 953.00	0.40%	$1.94

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2025 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 946.70	1.15%	$5.55

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 947.60	0.90%	$4.35

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 948.50	0.75%	$3.62

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 949.30	0.65%	$3.14

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 950.20	0.55%	$2.66

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 950.30	0.40%	$1.93

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

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Prudential Day One 2030 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 940.10	1.15%	$5.53

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 940.90	0.90%	$4.33

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 941.70	0.75%	$3.61

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 942.40	0.65%	$3.13

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 942.50	0.55%	$2.65

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 943.40	0.40%	$1.93

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2035 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 931.00	1.15%	$5.51

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 932.50	0.90%	$4.31

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 932.60	0.75%	$3.59

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 933.50	0.65%	$3.12

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 934.20	0.55%	$2.64

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 935.00	0.40%	$1.92

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One Funds     61

Fees and Expenses (continued)

Prudential Day One 2040 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 927.80	1.15%	$5.50

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 928.60	0.90%	$4.30

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 929.40	0.75%	$3.59

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 930.20	0.65%	$3.11

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 931.00	0.55%	$2.63

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 931.00	0.40%	$1.92

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2045 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 921.80	1.15%	$5.48

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 921.90	0.90%	$4.29

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 922.70	0.75%	$3.58

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 924.20	0.65%	$3.10

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 924.30	0.55%	$2.62

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 924.50	0.40%	$1.91

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

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Prudential Day One 2050 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 917.30	1.15%	$5.47

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 919.00	0.90%	$4.28

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 919.10	0.75%	$3.57

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 919.60	0.65%	$3.09

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 920.50	0.55%	$2.62

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 921.40	0.40%	$1.91

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2055 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 915.40	1.15%	$5.46

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 916.40	0.90%	$4.28

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 917.30	0.75%	$3.57

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 918.20	0.65%	$3.09

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 918.40	0.55%	$2.62

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 918.30	0.40%	$1.90

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One Funds     63

Fees and Expenses (continued)

Prudential Day One 2060 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 914.40	1.15%	$5.46

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 915.30	0.90%	$4.27

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 916.10	0.75%	$3.56

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 916.90	0.65%	$3.09

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 917.70	0.55%	$2.62

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 917.80	0.40%	$1.90

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2065 Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$ 914.50	1.15%	$5.46

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$ 915.40	0.90%	$4.27

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$ 915.50	0.75%	$3.56

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$ 916.30	0.65%	$3.09

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$ 916.40	0.55%	$2.61

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 917.20	0.40%	$1.90

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

64    Visit our website at pgim.com/investments

Prudential Day One Income Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 90.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	424,096	$3,880,482
PGIM Global Real Estate Fund (Class R6)	59,603	1,220,068
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	19,873	244,046
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	116,346	1,225,123
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	101,523	1,222,333
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	164,330	2,867,561
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	22,801	245,111
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	91,745	1,544,980
PGIM TIPS Fund (Class R6)	598,598	5,650,764
PGIM Total Return Bond Fund (Class R6)	305,563	3,889,817

TOTAL LONG-TERM INVESTMENTS
(cost $21,383,446)		21,990,285

SHORT-TERM INVESTMENT 9.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund	2,399,328	2,399,328

(cost $2,399,328)

TOTAL INVESTMENTS 99.8%		24,389,613
(cost $23,782,774)(wd)
Other assets in excess of liabilities 0.2%		37,809

NET ASSETS 100.0%		$24,427,422

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)   PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    65

Prudential Day One Income Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$21,990,285	$—	$—
Short-Term Investment
Affiliated Mutual Fund	2,399,328	—	—

Total	$24,389,613	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

TIPS	23.1%
Total Return Bond	15.9
Core Bond	15.9
Large Cap	11.8
Short Term	9.8
Broad Market	6.3
Commodity	5.0
International Developed Markets	5.0

Real Estate	5.0%
Mid Cap	1.0
Small Cap	1.0

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Prudential Day One Income Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $23,782,774)	$24,389,613
Receivable for investments sold	236,912
Due from Manager	10,892
Receivable for Fund shares sold	370
Prepaid expenses	65

Total Assets	24,637,852

Liabilities

Payable for investments purchased	151,349
Audit fee payable	17,499
Custodian and accounting fees payable	14,871
Payable for Fund shares purchased	13,532
Accrued expenses and other liabilities	12,055
Trustees’ fees payable	804
Affiliated transfer agent fee payable	289
Distribution fee payable	31

Total Liabilities	210,430

Net Assets	$24,427,422

Net assets were comprised of:
Shares of beneficial interest, at par	$ 2,292
Paid-in capital in excess of par	24,388,024
Total distributable earnings (loss)	37,106

Net assets, July 31, 2022	$24,427,422

See Notes to Financial Statements.

Prudential Day One Funds    67

Prudential Day One Income Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($25,821 ÷ 2,427 shares of beneficial interest issued and outstanding)	$10.64

Class R2

Net asset value, offering price and redemption price per share, ($48,196 ÷ 4,530 shares of beneficial interest issued and outstanding)	$10.64

Class R3

Net asset value, offering price and redemption price per share, ($160,025 ÷ 15,032 shares of beneficial interest issued and outstanding)	$10.65

Class R4

Net asset value, offering price and redemption price per share, ($26,139 ÷ 2,455 shares of beneficial interest issued and outstanding)	$10.65

Class R5

Net asset value, offering price and redemption price per share, ($931,102 ÷ 87,474 shares of beneficial interest issued and outstanding)	$10.64

Class R6

Net asset value, offering price and redemption price per share, ($23,236,139 ÷ 2,179,608 shares of beneficial interest issued and outstanding)	$10.66

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Income Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$1,386,682

Expenses
Management fee	5,711
Distribution fee(a)	3,761
Shareholder servicing fees (including affiliated expense of $1,042)(a)	1,042
Custodian and accounting fees	63,559
Registration fees(a)	22,862
Legal fees and expenses	20,489
Audit fee	17,500
Trustees’ fees	9,720
Shareholders’ reports	8,210
Transfer agent’s fees and expenses (including affiliated expense of $4,626)(a)	5,979
Pricing fees	2,974
Miscellaneous	12,135

Total expenses	173,942
Less: Fee waiver and/or expense reimbursement(a)	(162,136)

Net expenses	11,806

Net investment income (loss)	1,374,876

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(330,088)
Net capital gain distributions received	1,115,284

785,196

Net change in unrealized appreciation (depreciation) on investments	(3,456,678)

Net gain (loss) on investment transactions	(2,671,482)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,296,606)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	133	3,432	196	—	—	—
Shareholder servicing fees	—	1,042	—	—	—	—
Registration fees	3,665	4,265	3,665	3,665	3,665	3,937
Transfer agent’s fees and expenses	91	2,414	48	53	1,559	1,814
Fee waiver and/or expense reimbursement	(3,818)	(10,528)	(4,178)	(3,782)	(8,394)	(131,436)

See Notes to Financial Statements.

Prudential Day One Funds    69

Prudential Day One Income Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,374,876	$558,764
Net realized gain (loss) on investment transactions	(330,088)	266,323
Net capital gain distributions received	1,115,284	152,692
Net change in unrealized appreciation (depreciation) on investments	(3,456,678)	2,596,613

Net increase (decrease) in net assets resulting from operations	(1,296,606)	3,574,392

Dividends and Distributions
Distributions from distributable earnings
Class R1	(2,001)	(413)
Class R2	(146,014)	(51,947)
Class R3	(13,092)	(32,737)
Class R4	(2,163)	(543)
Class R5	(75,927)	(20,518)
Class R6	(2,154,067)	(539,316)

	(2,393,264)	(645,474)

Fund share transactions
Net proceeds from shares sold	8,837,860	12,764,617
Net asset value of shares issued in reinvestment of dividends and distributions	2,393,225	645,474
Cost of shares purchased	(12,064,261)	(8,713,688)

Net increase (decrease) in net assets from Fund share transactions	(833,176)	4,696,403

Total increase (decrease)	(4,523,046)	7,625,321

Net Assets:

Beginning of year	28,950,468	21,325,147

End of year	$24,427,422	$28,950,468

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.13	$10.94	$10.73	$10.59	$10.36
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.15	0.09	0.20	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	1.23	0.50	0.25	0.19
Total from investment operations	(0.61)	1.38	0.59	0.45	0.38
Less Dividends and Distributions:
Dividends from net investment income	(0.68)	(0.13)	(0.21)	(0.24)	(0.15)
Distributions from net realized gains	(0.20)	(0.06)	(0.17)	(0.07)	(-	)(b)
Total dividends and distributions	(0.88)	(0.19)	(0.38)	(0.31)	(0.15)
Net asset value, end of year	$10.64	$12.13	$10.94	$10.73	$10.59
Total Return(c):	(5.43)%	12.70%	5.57%	4.46%	3.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26	$27	$24	$11	$11
Average net assets (000)	$27	$25	$18	$11	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.76%	0.75%	0.74%	0.74%	0.64%
Expenses before waivers and/or expense reimbursement	15.10%	28.84%	77.98%	108.50%	124.02%
Net investment income (loss)	4.09%	1.33%	0.89%	1.92%	1.84%
Portfolio turnover rate(e)	62%	45%	65%	38%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    71

Prudential Day One Income Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.13	$10.94	$10.73	$10.59	$10.37
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.18	0.20	0.22	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)	1.23	0.42	0.26	0.17
Total from investment operations	(0.58)	1.41	0.62	0.48	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.71)	(0.16)	(0.24)	(0.27)	(0.18)
Distributions from net realized gains	(0.20)	(0.06)	(0.17)	(0.07)	(-	)(b)
Total dividends and distributions	(0.91)	(0.22)	(0.41)	(0.34)	(0.18)
Net asset value, end of year	$10.64	$12.13	$10.94	$10.73	$10.59
Total Return(c):	(5.20)%	12.98%	5.88%	4.72%	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48	$2,123	$1,846	$1,345	$843
Average net assets (000)	$1,373	$2,453	$1,435	$1,036	$248
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.51%	0.50%	0.49%	0.49%	0.46%
Expenses before waivers and/or expense reimbursement	1.28%	1.37%	3.26%	3.89%	9.08%
Net investment income (loss)	4.96%	1.58%	1.90%	2.13%	2.18%
Portfolio turnover rate(e)	62%	45%	65%	38%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.14	$10.94	$10.74	$10.60	$10.37
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.19	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	1.24	0.40	0.25	0.18
Total from investment operations	(0.56)	1.43	0.62	0.49	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.73)	(0.17)	(0.25)	(0.28)	(0.19)
Distributions from net realized gains	(0.20)	(0.06)	(0.17)	(0.07)	(-	)(b)
Total dividends and distributions	(0.93)	(0.23)	(0.42)	(0.35)	(0.19)
Net asset value, end of year	$10.65	$12.14	$10.94	$10.74	$10.60
Total Return(c):	(5.03)%	13.24%	5.95%	4.87%	4.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$160	$1,623	$1,645	$1,597	$1,403
Average net assets (000)	$196	$1,634	$1,557	$1,377	$1,331
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.36%	0.35%	0.34%	0.34%	0.24%
Expenses before waivers and/or expense reimbursement	2.49%	1.36%	3.02%	3.50%	5.23%
Net investment income (loss)	4.19%	1.70%	2.09%	2.31%	2.23%
Portfolio turnover rate(e)	62%	45%	65%	38%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    73

Prudential Day One Income Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.14	$10.94	$10.74	$10.60	$10.37
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.21	0.15	0.25	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.07)	1.23	0.49	0.25	0.18
Total from investment operations	(0.55)	1.44	0.64	0.50	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.74)	(0.18)	(0.27)	(0.29)	(0.20)
Distributions from net realized gains	(0.20)	(0.06)	(0.17)	(0.07)	(-	)(b)
Total dividends and distributions	(0.94)	(0.24)	(0.44)	(0.36)	(0.20)
Net asset value, end of year	$10.65	$12.14	$10.94	$10.74	$10.60
Total Return(c):	(4.94)%	13.34%	5.98%	5.06%	4.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26	$28	$24	$12	$18
Average net assets (000)	$27	$26	$18	$14	$18
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.26%	0.25%	0.25%	0.24%	0.13%
Expenses before waivers and/or expense reimbursement	14.28%	26.37%	76.14%	84.52%	76.23%
Net investment income (loss)	4.59%	1.83%	1.44%	2.36%	2.34%
Portfolio turnover rate(e)	62%	45%	65%	38%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.14	$10.94	$10.74	$10.60	$10.37
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.22	0.02	0.29	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	1.24	0.63	0.22	0.19
Total from investment operations	(0.55)	1.46	0.65	0.51	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.75)	(0.20)	(0.28)	(0.30)	(0.22)
Distributions from net realized gains	(0.20)	(0.06)	(0.17)	(0.07)	(-	)(b)
Total dividends and distributions	(0.95)	(0.26)	(0.45)	(0.37)	(0.22)
Net asset value, end of year	$10.64	$12.14	$10.94	$10.74	$10.60
Total Return(c):	(4.93)%	13.46%	6.18%	5.09%	4.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$931	$965	$914	$65	$11
Average net assets (000)	$944	$909	$534	$51	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.16%	0.15%	0.15%	0.14%	0.04%
Expenses before waivers and/or expense reimbursement	1.05%	1.47%	4.36%	24.81%	122.74%
Net investment income (loss)	4.67%	1.94%	0.15%	2.75%	2.44%
Portfolio turnover rate(e)	62%	45%	65%	38%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    75

Prudential Day One Income Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021		2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.16	$10.96		$10.76		$10.61	$10.38
Income (loss) from investment operations:
Net investment income (loss)	0.55	0.24		0.21		0.29	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	1.23		0.46		0.25	0.18
Total from investment operations	(0.53)	1.47		0.67		0.54	0.46
Less Dividends and Distributions:
Dividends from net investment income	(0.77)	(0.21)		(0.30)		(0.32)	(0.23)
Distributions from net realized gains	(0.20)	(0.06)		(0.17)		(0.07)	(-	)(b)
Total dividends and distributions	(0.97)	(0.27)		(0.47)		(0.39)	(0.23)
Net asset value, end of year	$10.66	$12.16		$10.96		$10.76	$10.61
Total Return(c):	(4.78)%	13.59%		6.36%		5.33%	4.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,236	$24,185		$16,871		$6,939	$3,529
Average net assets (000)	$25,990	$22,559		$9,392		$6,203	$2,451
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	0.00%	0.00%		0.00%		0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%	(0.00	)%(b)	(0.00	)%(b)	(0.01)%	(0.09)%
Expenses before waivers and/or expense reimbursement	0.52%	0.61%		1.92%		2.41%	4.36%
Net investment income (loss)	4.82%	2.10%		1.95%		2.80%	2.67%
Portfolio turnover rate(f)	62%	45%		65%		38%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 90.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	182,427	$1,669,210
PGIM Global Real Estate Fund (Class R6)	28,887	591,310
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	12,521	153,760
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	56,387	593,756
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	55,108	663,495
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	86,994	1,518,047
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	14,366	154,430
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	49,546	834,347
PGIM TIPS Fund (Class R6)	282,610	2,667,835
PGIM Total Return Bond Fund (Class R6)	148,104	1,885,363

TOTAL LONG-TERM INVESTMENTS (cost $10,020,666)		10,731,553

SHORT-TERM INVESTMENT 9.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,106,544)	1,106,544	1,106,544

TOTAL INVESTMENTS 100.0% (cost $11,127,210)(wd)		11,838,097
Other assets in excess of liabilities 0.0%		4,331

NET ASSETS 100.0%		$11,842,428

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)  PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    77

Prudential Day One 2015 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$10,731,553	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,106,544	—	—

Total	$11,838,097	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

TIPS	22.5%
Total Return Bond	15.9
Core Bond	14.1
Large Cap	12.8
Short Term	9.4
Broad Market	7.1
International Developed Markets	5.6
Commodity	5.0
Real Estate	5.0

Mid Cap	1.3%
Small Cap	1.3

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $11,127,210)	$11,838,097
Receivable for investments sold	113,737
Due from Manager	13,830
Receivable for Fund shares sold	140
Prepaid expenses	65

Total Assets	11,965,869

Liabilities

Payable for investments purchased	78,889
Audit fee payable	17,500
Custodian and accounting fees payable	14,849
Accrued expenses and other liabilities	11,204
Trustees’ fees payable	801
Affiliated transfer agent fee payable	180
Distribution fee payable	17
Payable for Fund shares purchased	1

Total Liabilities	123,441

Net Assets	$11,842,428

Net assets were comprised of:
Shares of beneficial interest, at par	$ 1,092
Paid-in capital in excess of par	11,564,503
Total distributable earnings (loss)	276,833

Net assets, July 31, 2022	$11,842,428

See Notes to Financial Statements.

Prudential Day One Funds    79

Prudential Day One 2015 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($13,017 ÷ 1,206 shares of beneficial interest issued and outstanding)	$10.80

Class R2

Net asset value, offering price and redemption price per share, ($50,637 ÷ 4,680 shares of beneficial interest issued and outstanding)	$10.82

Class R3

Net asset value, offering price and redemption price per share, ($13,313 ÷ 1,229 shares of beneficial interest issued and outstanding)	$10.83

Class R4

Net asset value, offering price and redemption price per share, ($13,377 ÷ 1,236 shares of beneficial interest issued and outstanding)	$10.82

Class R5

Net asset value, offering price and redemption price per share, ($174,912 ÷ 16,125 shares of beneficial interest issued and outstanding)	$10.85

Class R6

Net asset value, offering price and redemption price per share, ($11,577,172 ÷ 1,067,137 shares of beneficial interest issued and outstanding)	$10.85

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$675,508

Expenses
Management fee	2,813
Distribution fee(a)	209
Custodian and accounting fees	63,387
Registration fees(a)	22,897
Legal fees and expenses	20,471
Audit fee	17,500
Trustees’ fees	9,680
Shareholders’ reports	7,576
Pricing fees	2,986
Fund data services	2,347
Transfer agent’s fees and expenses (including affiliated expense of $ 1,199)(a)	1,891
Miscellaneous	9,838

Total expenses	161,595

Less: Fee waiver and/or expense reimbursement(a)	(159,828)

Net expenses	1,767

Net investment income (loss)	673,741

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	7,625
Net capital gain distributions received	604,862

612,487

Net change in unrealized appreciation (depreciation) on investments	(1,961,215)

Net gain (loss) on investment transactions	(1,348,728)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(674,987)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	68	127	14	—	—	—
Registration fees	3,608	3,608	3,608	3,608	3,608	4,857
Transfer agent’s fees and expenses	50	273	50	50	332	1,136
Fee waiver and/or expense reimbursement	(3,755)	(4,245)	(3,758)	(3,758)	(5,315)	(138,997)

See Notes to Financial Statements.

Prudential Day One Funds    81

Prudential Day One 2015 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$673,741	$321,923
Net realized gain (loss) on investment transactions	7,625	310,401
Net capital gain distributions received	604,862	85,946
Net change in unrealized appreciation (depreciation) on investments	(1,961,215)	1,516,787

Net increase (decrease) in net assets resulting from operations	(674,987)	2,235,057

Dividends and Distributions
Distributions from distributable earnings
Class R1	(1,166)	(228)
Class R2	(4,443)	(899)
Class R3	(1,239)	(279)
Class R4	(1,259)	(292)
Class R5	(13,383)	(6,668)
Class R6	(1,336,020)	(389,317)

	(1,357,510)	(397,683)

Fund share transactions
Net proceeds from shares sold	1,300,353	6,641,027
Net asset value of shares issued in reinvestment of dividends and distributions	1,357,510	397,683
Cost of shares purchased	(3,978,523)	(6,063,399)

Net increase (decrease) in net assets from Fund share transactions	(1,320,660)	975,311

Total increase (decrease)	(3,353,157)	2,812,685

Net Assets:

Beginning of year	15,195,585	12,382,900

End of year	$11,842,428	$15,195,585

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.43	$11.08	$10.91	$10.86	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.15	0.16	0.19	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.41	0.42	0.23	0.28
Total from investment operations	(0.58)	1.56	0.58	0.42	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.67)	(0.11)	(0.22)	(0.23)	(0.08)
Distributions from net realized gains	(0.38)	(0.10)	(0.19)	(0.14)	(0.02)
Total dividends and distributions	(1.05)	(0.21)	(0.41)	(0.37)	(0.10)
Net asset value, end of year	$10.80	$12.43	$11.08	$10.91	$10.86
Total Return(b):	(5.31)%	14.32%	5.35%	4.17%	4.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$14	$12	$11	$11
Average net assets (000)	$13	$13	$12	$11	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.75%	0.74%	0.73%	0.63%
Expenses before waivers and/or expense reimbursement	28.64%	52.16%	114.82%	106.63%	120.64%
Net investment income (loss)	4.05%	1.29%	1.53%	1.83%	1.74%
Portfolio turnover rate(d)	43%	58%	75%	30%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    83

Prudential Day One 2015 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.46	$11.10	$10.92	$10.88	$10.50
Income (loss) from investment operations:
Net investment income (loss)	0.50	0.18	0.20	0.21	0.21
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.42	0.41	0.22	0.30
Total from investment operations	(0.55)	1.60	0.61	0.43	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.71)	(0.14)	(0.24)	(0.25)	(0.11)
Distributions from net realized gains	(0.38)	(0.10)	(0.19)	(0.14)	(0.02)
Total dividends and distributions	(1.09)	(0.24)	(0.43)	(0.39)	(0.13)
Net asset value, end of year	$10.82	$12.46	$11.10	$10.92	$10.88
Total Return(b):	(5.05)%	14.57%	5.62%	4.34%	4.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51	$50	$42	$12	$11
Average net assets (000)	$51	$46	$37	$13	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.51%	0.50%	0.49%	0.48%	0.38%
Expenses before waivers and/or expense reimbursement	8.87%	15.87%	37.60%	92.94%	119.98%
Net investment income (loss)	4.28%	1.54%	1.85%	1.94%	1.99%
Portfolio turnover rate(d)	43%	58%	75%	30%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.47	$11.11	$10.93	$10.89	$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.20	0.21	0.24	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.41	0.42	0.21	0.29
Total from investment operations	(0.54)	1.61	0.63	0.45	0.52
Less Dividends and Distributions:
Dividends from net investment income	(0.72)	(0.15)	(0.26)	(0.27)	(0.12)
Distributions from net realized gains	(0.38)	(0.10)	(0.19)	(0.14)	(0.02)
Total dividends and distributions	(1.10)	(0.25)	(0.45)	(0.41)	(0.14)
Net asset value, end of year	$10.83	$12.47	$11.11	$10.93	$10.89
Total Return(b):	(4.91)%	14.71%	5.84%	4.50%	5.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$14	$12	$12	$11
Average net assets (000)	$14	$13	$12	$11	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.36%	0.35%	0.34%	0.33%	0.23%
Expenses before waivers and/or expense reimbursement	27.69%	50.95%	113.01%	105.36%	119.64%
Net investment income (loss)	4.45%	1.69%	1.93%	2.23%	2.14%
Portfolio turnover rate(d)	43%	58%	75%	30%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    85

Prudential Day One 2015 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.46	$11.11	$10.93	$10.88	$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.21	0.22	0.30	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.41	0.42	0.17	0.29
Total from investment operations	(0.52)	1.62	0.64	0.47	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.74)	(0.17)	(0.27)	(0.28)	(0.14)
Distributions from net realized gains	(0.38)	(0.10)	(0.19)	(0.14)	(0.02)
Total dividends and distributions	(1.12)	(0.27)	(0.46)	(0.42)	(0.16)
Net asset value, end of year	$10.82	$12.46	$11.11	$10.93	$10.88
Total Return(b):	(4.90)%	14.82%	5.97%	4.62%	5.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$14	$12	$12	$81
Average net assets (000)	$14	$13	$12	$44	$65
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.25%	0.24%	0.23%	0.14%
Expenses before waivers and/or expense reimbursement	27.47%	50.67%	112.64%	28.32%	22.01%
Net investment income (loss)	4.55%	1.79%	2.03%	2.82%	2.27%
Portfolio turnover rate(d)	43%	58%	75%	30%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.49	$11.13	$10.95	$10.90	$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.51	0.22	0.01	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	(1.02)	1.42	0.64	0.22	0.29
Total from investment operations	(0.51)	1.64	0.65	0.48	0.54
Less Dividends and Distributions:
Dividends from net investment income	(0.75)	(0.18)	(0.28)	(0.29)	(0.15)
Distributions from net realized gains	(0.38)	(0.10)	(0.19)	(0.14)	(0.02)
Total dividends and distributions	(1.13)	(0.28)	(0.47)	(0.43)	(0.17)
Net asset value, end of year	$10.85	$12.49	$11.13	$10.95	$10.90
Total Return(b):	(4.70)%	14.91%	6.03%	4.82%	5.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175	$133	$256	$40	$18
Average net assets (000)	$166	$199	$142	$28	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.16%	0.15%	0.14%	0.13%	0.04%
Expenses before waivers and/or expense reimbursement	3.36%	4.45%	10.96%	43.44%	110.69%
Net investment income (loss)	4.45%	1.90%	0.11%	2.44%	2.34%
Portfolio turnover rate(d)	43%	58%	75%	30%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    87

Prudential Day One 2015 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021		2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.49	$11.13		$10.95	$10.90	$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.24		0.24	0.28	0.27
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.41		0.43	0.22	0.28
Total from investment operations	(0.49)	1.65		0.67	0.50	0.55
Less Dividends and Distributions:
Dividends from net investment income	(0.77)	(0.19)		(0.30)	(0.31)	(0.16)
Distributions from net realized gains	(0.38)	(0.10)		(0.19)	(0.14)	(0.02)
Total dividends and distributions	(1.15)	(0.29)		(0.49)	(0.45)	(0.18)
Net asset value, end of year	$10.85	$12.49		$11.13	$10.95	$10.90
Total Return(b):	(4.57)%	15.07%		6.19%	4.89%	5.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,577	$14,970		$12,049	$11,081	$8,567
Average net assets (000)	$13,808	$15,418		$12,078	$9,955	$6,742
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%		0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%	(0.00	)%(e)	(0.01)%	(0.02)%	(0.11)%
Expenses before waivers and/or expense reimbursement	1.02%	1.00%		1.72%	2.04%	2.53%
Net investment income (loss)	4.80%	2.05%		2.23%	2.58%	2.50%
Portfolio turnover rate(f)	43%	58%		75%	30%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Amount rounds to zero.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 91.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	684,184	$6,260,282
PGIM Global Real Estate Fund (Class R6)	124,064	2,539,591
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	71,978	883,891
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	242,172	2,550,070
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	278,942	3,358,457
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	442,033	7,713,477
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	82,580	887,735
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	236,432	3,981,509
PGIM TIPS Fund (Class R6)	1,126,998	10,638,864
PGIM Total Return Bond Fund (Class R6)	612,227	7,793,654

TOTAL LONG-TERM INVESTMENTS (cost $43,147,480)		46,607,530

SHORT-TERM INVESTMENT 8.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $4,159,850)	4,159,850	4,159,850

TOTAL INVESTMENTS 99.8% (cost $47,307,330)(wd)		50,767,380
Other assets in excess of liabilities 0.2%		108,006

NET ASSETS 100.0%		$50,875,386

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)  PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    89

Prudential Day One 2020 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$46,607,530	$—	$—
Short-Term Investment
Affiliated Mutual Fund	4,159,850	—	—

Total	$50,767,380	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

TIPS	20.9%
Total Return Bond	15.3
Large Cap	15.2
Core Bond	12.3
Short Term	8.2
Broad Market	7.8
International Developed Markets	6.6
Commodity	5.0

Real Estate	5.0%
Mid Cap	1.8
Small Cap	1.7

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $47,307,330)	$50,767,380
Receivable for investments sold	517,349
Due from Manager	10,417
Receivable for Fund shares sold	686
Prepaid expenses	67

Total Assets	51,295,899

Liabilities

Payable for investments purchased	374,002
Accrued expenses and other liabilities	45,260
Trustees’ fees payable	821
Affiliated transfer agent fee payable	243
Distribution fee payable	160
Payable for Fund shares purchased	27

Total Liabilities	420,513

Net Assets	$50,875,386

Net assets were comprised of:
Shares of beneficial interest, at par	$4,564
Paid-in capital in excess of par	48,280,194
Total distributable earnings (loss)	2,590,628

Net assets, July 31, 2022	$50,875,386

See Notes to Financial Statements.

Prudential Day One Funds    91

Prudential Day One 2020 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($13,339 ÷ 1,199 shares of beneficial interest issued and outstanding)	$11.12

Class R2

Net asset value, offering price and redemption price per share, ($54,671 ÷ 4,908 shares of beneficial interest issued and outstanding)	$11.14

Class R3

Net asset value, offering price and redemption price per share, ($1,099,405 ÷ 98,465 shares of beneficial interest issued and outstanding)	$11.17

Class R4

Net asset value, offering price and redemption price per share, ($13,728 ÷ 1,228 shares of beneficial interest issued and outstanding)	$11.18

Class R5

Net asset value, offering price and redemption price per share, ($2,966,738 ÷ 265,345 shares of beneficial interest issued and outstanding)	$11.18

Class R6

Net asset value, offering price and redemption price per share, ($46,727,505 ÷ 4,192,621 shares of beneficial interest issued and outstanding)	$11.15

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$2,961,223

Expenses
Management fee	12,482
Distribution fee(a)	9,147
Shareholder servicing fees (including affiliated expense of $2,672)(a)	2,961
Custodian and accounting fees	63,375
Registration fees(a)	22,196
Legal fees and expenses	20,625
Audit fee	17,500
Transfer agent’s fees and expenses (including affiliated expense of $9,057)(a)	11,801
Trustees’ fees	9,928
Shareholders’ reports	7,720
Pricing fees	2,974
Miscellaneous	11,749

Total expenses	192,458
Less: Fee waiver and/or expense reimbursement(a)	(163,138)

Net expenses	29,320

Net investment income (loss)	2,931,903

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	400,114
Net capital gain distributions received	3,063,332

3,463,446

Net change in unrealized appreciation (depreciation) on investments	(9,294,316)

Net gain (loss) on investment transactions	(5,830,870)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,898,967)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	69	7,850	1,228	—	—	—
Shareholder servicing fees	—	2,936	25	—	—	—
Registration fees	3,666	3,666	3,666	3,666	3,666	3,866
Transfer agent’s fees and expenses	51	4,385	101	51	5,482	1,731
Fee waiver and/or expense reimbursement	(3,714)	(9,945)	(3,530)	(3,714)	(11,856)	(130,379)

See Notes to Financial Statements.

Prudential Day One Funds    93

Prudential Day One 2020 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,931,903	$1,332,231
Net realized gain (loss) on investment transactions	400,114	1,174,233
Net capital gain distributions received	3,063,332	373,657
Net change in unrealized appreciation (depreciation) on investments	(9,294,316)	7,831,972

Net increase (decrease) in net assets resulting from operations	(2,898,967)	10,712,093

Dividends and Distributions
Distributions from distributable earnings
Class R1	(1,202)	(244)
Class R2	(390,989)	(88,673)
Class R3	(113,256)	(35,790)
Class R4	(1,296)	(308)
Class R5	(327,317)	(78,525)
Class R6	(5,214,209)	(1,511,954)

	(6,048,269)	(1,715,494)

Fund share transactions
Net proceeds from shares sold	6,812,377	23,637,723
Net asset value of shares issued in reinvestment of dividends and distributions	6,048,269	1,715,494
Cost of shares purchased	(22,840,078)	(23,091,994)

Net increase (decrease) in net assets from Fund share transactions	(9,979,432)	2,261,223

Total increase (decrease)	(18,926,668)	11,257,822

Net Assets:

Beginning of year	69,802,054	58,544,232

End of year	$50,875,386	$69,802,054

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.82	$11.27	$11.09	$10.98	$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.15	0.16	0.19	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.08)	1.63	0.44	0.23	0.37
Total from investment operations	(0.61)	1.78	0.60	0.42	0.55
Less Dividends and Distributions:
Dividends from net investment income	(0.72)	(0.12)	(0.21)	(0.21)	(0.08)
Distributions from net realized gains	(0.37)	(0.11)	(0.21)	(0.10)	(0.01)
Total dividends and distributions	(1.09)	(0.23)	(0.42)	(0.31)	(0.09)
Net asset value, end of year	$11.12	$12.82	$11.27	$11.09	$10.98
Total Return(b):	(5.37)%	15.93%	5.35%	4.19%	5.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$14	$12	$12	$11
Average net assets (000)	$14	$13	$12	$11	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.75%	0.74%	0.74%	0.64%
Expenses before waivers and/or expense reimbursement	27.64%	51.00%	113.14%	105.39%	118.30%
Net investment income (loss)	3.94%	1.23%	1.46%	1.74%	1.68%
Portfolio turnover rate(d)	45%	49%	61%	33%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    95

Prudential Day One 2020 Fund

Financial Highlights   (continued)

Class R2 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.83	$11.28	$11.11	$10.99	$10.54
Income (loss) from investment operations:
Net investment income (loss)	0.57	0.18	0.18	0.22	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.14)	1.62	0.44	0.23	0.38
Total from investment operations	(0.57)	1.80	0.62	0.45	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.75)	(0.14)	(0.24)	(0.23)	(0.11)
Distributions from net realized gains	(0.37)	(0.11)	(0.21)	(0.10)	(0.01)
Total dividends and distributions	(1.12)	(0.25)	(0.45)	(0.33)	(0.12)
Net asset value, end of year	$11.14	$12.83	$11.28	$11.11	$10.99
Total Return(b):	(5.05)%	16.19%	5.59%	4.47%	5.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55	$5,742	$4,355	$3,446	$2,332
Average net assets (000)	$3,140	$4,596	$3,904	$2,456	$693
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.51%	0.50%	0.49%	0.49%	0.46%
Expenses before waivers and/or expense reimbursement	0.83%	0.88%	1.27%	1.51%	3.02%
Net investment income (loss)	4.69%	1.49%	1.61%	2.02%	1.78%
Portfolio turnover rate(d)	45%	49%	61%	33%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Financial Highlights   (continued)

Class R3 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.86	$11.30	$11.13	$11.01	$10.55
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.20	0.21	0.25	0.25
Net realized and unrealized gain (loss) on investment transactions	(1.07)	1.63	0.42	0.22	0.35
Total from investment operations	(0.55)	1.83	0.63	0.47	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.77)	(0.16)	(0.25)	(0.25)	(0.13)
Distributions from net realized gains	(0.37)	(0.11)	(0.21)	(0.10)	(0.01)
Total dividends and distributions	(1.14)	(0.27)	(0.46)	(0.35)	(0.14)
Net asset value, end of year	$11.17	$12.86	$11.30	$11.13	$11.01
Total Return(b):	(4.89)%	16.41%	5.73%	4.63%	5.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,099	$1,844	$1,541	$1,072	$1,134
Average net assets (000)	$1,228	$1,655	$1,294	$1,066	$673
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.36%	0.35%	0.34%	0.34%	0.28%
Expenses before waivers and/or expense reimbursement	0.65%	0.97%	1.80%	1.99%	3.00%
Net investment income (loss)	4.37%	1.63%	1.87%	2.28%	2.33%
Portfolio turnover rate(d)	45%	49%	61%	33%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    97

Prudential Day One 2020 Fund

Financial Highlights   (continued)

Class R4 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.87	$11.31	$11.13	$11.03	$10.55
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.21	0.21	0.28	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.63	0.44	0.18	0.39
Total from investment operations	(0.53)	1.84	0.65	0.46	0.63
Less Dividends and Distributions:
Dividends from net investment income	(0.79)	(0.17)	(0.26)	(0.26)	(0.14)
Distributions from net realized gains	(0.37)	(0.11)	(0.21)	(0.10)	(0.01)
Total dividends and distributions	(1.16)	(0.28)	(0.47)	(0.36)	(0.15)
Net asset value, end of year	$11.18	$12.87	$11.31	$11.13	$11.03
Total Return(b):	(4.79)%	16.50%	5.82%	4.64%	5.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14	$14	$12	$12	$61
Average net assets (000)	$14	$13	$12	$37	$191
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.25%	0.24%	0.24%	0.14%
Expenses before waivers and/or expense reimbursement	26.44%	49.43%	110.87%	31.79%	7.79%
Net investment income (loss)	4.44%	1.73%	1.95%	2.61%	2.19%
Portfolio turnover rate(d)	45%	49%	61%	33%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Financial Highlights   (continued)

Class R5 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.88	$11.32	$11.14	$11.03	$10.56
Income (loss) from investment operations:
Net investment income (loss)	0.55	0.22	0.24	0.25	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.08)	1.63	0.42	0.23	0.40
Total from investment operations	(0.53)	1.85	0.66	0.48	0.63
Less Dividends and Distributions:
Dividends from net investment income	(0.80)	(0.18)	(0.27)	(0.27)	(0.15)
Distributions from net realized gains	(0.37)	(0.11)	(0.21)	(0.10)	(0.01)
Total dividends and distributions	(1.17)	(0.29)	(0.48)	(0.37)	(0.16)
Net asset value, end of year	$11.18	$12.88	$11.32	$11.14	$11.03
Total Return(b):	(4.77)%	16.60%	6.03%	4.75%	5.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,967	$3,585	$3,624	$3,962	$3,603
Average net assets (000)	$3,448	$3,427	$3,783	$3,807	$1,162
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.16%	0.15%	0.14%	0.14%	0.11%
Expenses before waivers and/or expense reimbursement	0.50%	0.58%	0.92%	0.99%	1.91%
Net investment income (loss)	4.58%	1.81%	2.22%	2.34%	2.13%
Portfolio turnover rate(d)	45%	49%	61%	33%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    99

Prudential Day One 2020 Fund

Financial Highlights   (continued)

Class R6 Shares

	Year Ended July 31,

	2022	2021		2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.84	$11.28		$11.11	$11.00	$10.54
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.24		0.23	0.27	0.26
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.63		0.44	0.23	0.38
Total from investment operations	(0.50)	1.87		0.67	0.50	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.82)	(0.20)		(0.29)	(0.29)	(0.17)
Distributions from net realized gains	(0.37)	(0.11)		(0.21)	(0.10)	(0.01)
Total dividends and distributions	(1.19)	(0.31)		(0.50)	(0.39)	(0.18)
Net asset value, end of year	$11.15	$12.84		$11.28	$11.11	$11.00
Total Return(b):	(4.56)%	16.82%		6.10%	4.93%	6.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,728	$58,602		$49,000	$35,018	$22,951
Average net assets (000)	$54,565	$59,237		$39,274	$30,081	$16,888
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%		0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%	(0.00	)%(e)	(0.01)%	(0.01)%	(0.10)%
Expenses before waivers and/or expense reimbursement	0.25%	0.25%		0.46%	0.58%	0.93%
Net investment income (loss)	4.71%	1.98%		2.11%	2.54%	2.42%
Portfolio turnover rate(f)	45%	49%		61%	33%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Amount rounds to zero.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 92.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	754,420	$6,902,942
PGIM Global Real Estate Fund (Class R6)	176,693	3,616,897
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	117,240	1,439,710
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	344,900	3,631,796
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	493,577	5,942,665
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	726,971	12,685,640
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	134,508	1,445,959
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	386,801	6,513,737
PGIM TIPS Fund (Class R6)	1,497,265	14,134,183
PGIM Total Return Bond Fund (Class R6)	849,335	10,812,040

TOTAL LONG-TERM INVESTMENTS (cost $62,130,568)		67,125,569

SHORT-TERM INVESTMENT 7.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $5,203,999)	5,203,999	5,203,999

TOTAL INVESTMENTS 99.8% (cost $67,334,567)(wd)		72,329,568
Other assets in excess of liabilities 0.2%		157,654

NET ASSETS 100.0%		$72,487,222

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)  PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    101

Prudential Day One 2025 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$67,125,569	$—	$—
Short-Term Investment
Affiliated Mutual Fund	5,203,999	—	—

Total	$72,329,568	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

TIPS	19.5%
Large Cap	17.5
Total Return Bond	14.9
Core Bond	9.5
Broad Market	9.0
International Developed Markets	8.2
Short Term	7.2
Commodity	5.0

Real Estate	5.0%
Mid Cap	2.0
Small Cap	2.0

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $67,334,567)	$72,329,568
Receivable for investments sold	795,292
Due from Manager	13,810
Receivable for Fund shares sold	5,221
Prepaid expenses	68

Total Assets	73,143,959

Liabilities

Payable for investments purchased	564,242
Payable for Fund shares purchased	46,895
Accrued expenses and other liabilities	44,286
Trustees’ fees payable	894
Affiliated transfer agent fee payable	357
Distribution fee payable	63

Total Liabilities	656,737

Net Assets	$72,487,222

Net assets were comprised of:
Shares of beneficial interest, at par	$6,430
Paid-in capital in excess of par	69,712,400
Total distributable earnings (loss)	2,768,392

Net assets, July 31, 2022	$72,487,222

See Notes to Financial Statements.

Prudential Day One Funds    103

Prudential Day One 2025 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($13,692 ÷ 1,223 shares of beneficial interest issued and outstanding)	$11.19

Class R2
Net asset value, offering price and redemption price per share, ($105,849 ÷ 9,433 shares of beneficial interest issued and outstanding)	$11.22

Class R3

Net asset value, offering price and redemption price per share, ($449,174 ÷ 39,982 shares of beneficial interest issued and outstanding)	$11.23

Class R4

Net asset value, offering price and redemption price per share, ($22,429 ÷ 1,996 shares of beneficial interest issued and outstanding)	$11.24

Class R5

Net asset value, offering price and redemption price per share, ($605,836 ÷ 53,867 shares of beneficial interest issued and outstanding)	$11.25

Class R6

Net asset value, offering price and redemption price per share, ($71,290,242 ÷ 6,323,795 shares of beneficial interest issued and outstanding)	$11.27

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$3,889,909

Expenses
Management fee	16,823
Distribution fee(a)	964
Shareholder servicing fees (including affiliated expense of $401)(a)	409
Custodian and accounting fees	63,434
Registration fees(a)	25,731
Legal fees and expenses	20,997
Audit fee	17,500
Trustees’ fees	10,901
Shareholders’ reports	8,936
Transfer agent’s fees and expenses (including affiliated expense of $3,018)(a)	4,530
Pricing fees	2,986
Miscellaneous	11,372

Total expenses	184,583
Less: Fee waiver and/or expense reimbursement(a)	(173,140)

Net expenses	11,443

Net investment income (loss)	3,878,466

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(407,133)
Net capital gain distributions received	4,408,605

4,001,472

Net change in unrealized appreciation (depreciation) on investments	(12,272,511)

Net gain (loss) on investment transactions	(8,271,039)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,392,573)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	71	230	663	—	—	—
Shareholder servicing fees	—	—	407	2	—	—
Registration fees	3,750	4,750	3,750	3,750	3,750	5,981
Transfer agent’s fees and expenses	82	622	721	87	739	2,279
Fee waiver and/or expense reimbursement	(3,820)	(5,301)	(4,345)	(3,825)	(4,597)	(151,252)

See Notes to Financial Statements.

Prudential Day One Funds    105

Prudential Day One 2025 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,878,466	$1,677,379
Net realized gain (loss) on investment transactions	(407,133)	1,413,612
Net capital gain distributions received	4,408,605	475,327
Net change in unrealized appreciation (depreciation) on investments	(12,272,511)	11,576,517

Net increase (decrease) in net assets resulting from operations	(4,392,573)	15,142,835

Dividends and Distributions
Distributions from distributable earnings
Class R1	(1,353)	(225)
Class R2	(8,344)	(933)
Class R3	(46,210)	(181,348)
Class R4	(1,671)	(290)
Class R5	(33,003)	(4,518)
Class R6	(8,656,371)	(1,879,266)

	(8,746,952)	(2,066,580)

Fund share transactions
Net proceeds from shares sold	21,309,172	31,038,595
Net asset value of shares issued in reinvestment of dividends and distributions	8,746,952	2,066,580
Cost of shares purchased	(34,928,838)	(26,155,552)

Net increase (decrease) in net assets from Fund share transactions	(4,872,714)	6,949,623

Total increase (decrease)	(18,012,239)	20,025,878

Net Assets:

Beginning of year	90,499,461	70,473,583

End of year	$72,487,222	$90,499,461

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.01	$11.24	$11.14	$11.15	$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.14	0.05	0.19	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.07)	1.84	0.53	0.18	0.50
Total from investment operations	(0.60)	1.98	0.58	0.37	0.67
Less Dividends and Distributions:
Dividends from net investment income	(0.75)	(0.11)	(0.21)	(0.20)	(0.10)
Distributions from net realized gains	(0.47)	(0.10)	(0.27)	(0.18)	(-	)(b)
Total dividends and distributions	(1.22)	(0.21)	(0.48)	(0.38)	(0.10)
Net asset value, end of year	$11.19	$13.01	$11.24	$11.14	$11.15
Total Return(c):	(5.37)%	17.76%	5.25%	3.73%	6.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14	$14	$12	$671	$678
Average net assets (000)	$14	$13	$122	$625	$639
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.76%	0.75%	0.75%	0.74%	0.65%
Expenses before waivers and/or expense reimbursement	27.65%	50.15%	11.62%	3.01%	3.42%
Net investment income (loss)	3.86%	1.18%	0.49%	1.72%	1.55%
Portfolio turnover rate(e)	58%	44%	57%	35%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    107

Prudential Day One 2025 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.04	$11.26	$11.15	$11.16	$10.59
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.15	(0.01)	0.18	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.86	0.63	0.22	0.46
Total from investment operations	(0.57)	2.01	0.62	0.40	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.78)	(0.13)	(0.24)	(0.23)	(0.13)
Distributions from net realized gains	(0.47)	(0.10)	(0.27)	(0.18)	(-	)(b)
Total dividends and distributions	(1.25)	(0.23)	(0.51)	(0.41)	(0.13)
Net asset value, end of year	$11.22	$13.04	$11.26	$11.15	$11.16
Total Return(c):	(5.12)%	18.09%	5.45%	4.09%	6.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$106	$82	$90	$117	$14
Average net assets (000)	$92	$71	$136	$39	$18
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.51%	0.50%	0.50%	0.49%	0.39%
Expenses before waivers and/or expense reimbursement	6.27%	10.60%	10.64%	31.08%	71.60%
Net investment income (loss)	3.99%	1.29%	(0.13)%	1.60%	2.18%
Portfolio turnover rate(e)	58%	44%	57%	35%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.06	$11.27	$11.17	$11.18	$10.61
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.19	0.21	0.23	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.99)	1.85	0.41	0.19	0.51
Total from investment operations	(0.56)	2.04	0.62	0.42	0.72
Less Dividends and Distributions:
Dividends from net investment income	(0.80)	(0.15)	(0.25)	(0.25)	(0.15)
Distributions from net realized gains	(0.47)	(0.10)	(0.27)	(0.18)	(-	)(b)
Total dividends and distributions	(1.27)	(0.25)	(0.52)	(0.43)	(0.15)
Net asset value, end of year	$11.23	$13.06	$11.27	$11.17	$11.18
Total Return(c):	(5.04)%	18.32%	5.62%	4.17%	6.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$449	$9,911	$8,064	$7,737	$5,871
Average net assets (000)	$663	$8,876	$7,803	$6,760	$4,653
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.36%	0.35%	0.35%	0.34%	0.25%
Expenses before waivers and/or expense reimbursement	1.02%	0.61%	0.90%	1.00%	1.24%
Net investment income (loss)	3.60%	1.59%	1.89%	2.14%	1.94%
Portfolio turnover rate(e)	58%	44%	57%	35%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    109

Prudential Day One 2025 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.06	$11.28	$11.17	$11.18	$10.61
Income (loss) from investment operations:
Net investment income (loss)	0.51	0.20	0.22	0.22	0.20
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.84	0.43	0.21	0.53
Total from investment operations	(0.54)	2.04	0.65	0.43	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.81)	(0.16)	(0.27)	(0.26)	(0.16)
Distributions from net realized gains	(0.47)	(0.10)	(0.27)	(0.18)	(-	)(b)
Total dividends and distributions	(1.28)	(0.26)	(0.54)	(0.44)	(0.16)
Net asset value, end of year	$11.24	$13.06	$11.28	$11.17	$11.18
Total Return(c):	(4.87)%	18.43%	5.73%	4.27%	6.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22	$15	$13	$12	$109
Average net assets (000)	$18	$14	$12	$45	$134
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.26%	0.25%	0.25%	0.25%	0.13%
Expenses before waivers and/or expense reimbursement	21.59%	48.41%	109.74%	26.16%	10.37%
Net investment income (loss)	4.24%	1.68%	1.99%	2.04%	1.81%
Portfolio turnover rate(e)	58%	44%	57%	35%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.07	$11.28	$11.17	$11.19	$10.62
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.22	0.24	0.24	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.02)	1.84	0.41	0.19	0.51
Total from investment operations	(0.53)	2.06	0.65	0.43	0.74
Less Dividends and Distributions:
Dividends from net investment income	(0.82)	(0.17)	(0.27)	(0.27)	(0.17)
Distributions from net realized gains	(0.47)	(0.10)	(0.27)	(0.18)	(-	)(b)
Total dividends and distributions	(1.29)	(0.27)	(0.54)	(0.45)	(0.17)
Net asset value, end of year	$11.25	$13.07	$11.28	$11.17	$11.19
Total Return(c):	(4.77)%	18.53%	5.90%	4.29%	6.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$606	$266	$160	$295	$37
Average net assets (000)	$425	$197	$238	$71	$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.16%	0.15%	0.16%	0.14%	0.07%
Expenses before waivers and/or expense reimbursement	1.24%	3.68%	6.04%	16.90%	50.68%
Net investment income (loss)	4.12%	1.85%	2.12%	2.21%	2.05%
Portfolio turnover rate(e)	58%	44%	57%	35%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    111

Prudential Day One 2025 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021		2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.10	$11.30		$11.19		$11.21	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.24		0.23		0.27	0.25
Net realized and unrealized gain (loss) on investment transactions	(1.08)	1.85		0.44		0.17	0.51
Total from investment operations	(0.52)	2.09		0.67		0.44	0.76
Less Dividends and Distributions:
Dividends from net investment income	(0.84)	(0.19)		(0.29)		(0.28)	(0.19)
Distributions from net realized gains	(0.47)	(0.10)		(0.27)		(0.18)	(-	)(b)
Total dividends and distributions	(1.31)	(0.29)		(0.56)		(0.46)	(0.19)
Net asset value, end of year	$11.27	$13.10		$11.30		$11.19	$11.21
Total Return(c):	(4.70)%	18.75%		5.96%		4.55%	7.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,290	$80,212		$62,135		$40,932	$25,880
Average net assets (000)	$82,904	$79,030		$47,867		$35,028	$20,307
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	0.00%	0.00%		0.00%		0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%	0.00	%(b)	(0.00	)%(b)	(0.01)%	(0.09)%
Expenses before waivers and/or expense reimbursement	0.19%	0.20%		0.40%		0.51%	0.70%
Net investment income (loss)	4.62%	1.94%		2.09%		2.52%	2.29%
Portfolio turnover rate(f)	58%	44%		57%		35%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 94.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	525,468	$4,808,029
PGIM Global Real Estate Fund (Class R6)	173,747	3,556,595
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	163,949	2,013,289
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	298,447	3,142,645
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	79,052	841,903
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	626,804	7,546,714
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	806,954	14,081,345
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	188,092	2,021,988
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	494,107	8,320,768
PGIM TIPS Fund (Class R6)	1,168,485	11,030,502
PGIM Total Return Bond Fund (Class R6)	768,333	9,780,876

TOTAL LONG-TERM INVESTMENTS (cost $61,455,142)		67,144,654

SHORT-TERM INVESTMENT 5.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $4,016,555)	4,016,555	4,016,555

TOTAL INVESTMENTS 99.8%
(cost $65,471,697)(wd)		71,161,209
Other assets in excess of liabilities 0.2%		128,112

NET ASSETS 100.0%		$71,289,321

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    113

Prudential Day One 2030 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$67,144,654	$—	$—
Short-Term Investment
Affiliated Mutual Fund	4,016,555	—	—

Total	$71,161,209	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	19.8%
TIPS	15.5
Total Return Bond	13.7
Broad Market	11.7
International Developed Markets	10.6
Core Bond	6.7
Short Term	5.6
Real Estate	5.0
Commodity	4.4

Mid Cap	2.8%
Small Cap	2.8
Emerging Markets	1.2

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $65,471,697)	$71,161,209
Receivable for investments sold	744,203
Receivable for Fund shares sold	14,251
Due from Manager	10,930
Prepaid expenses	67

Total Assets	71,930,660

Liabilities

Payable for investments purchased	573,175
Accrued expenses and other liabilities	46,042
Payable for Fund shares purchased	20,673
Trustees’ fees payable	893
Affiliated transfer agent fee payable	364
Distribution fee payable	192

Total Liabilities	641,339

Net Assets	$71,289,321

Net assets were comprised of:
Shares of beneficial interest, at par	$5,944
Paid-in capital in excess of par	66,600,123
Total distributable earnings (loss)	4,683,254

Net assets, July 31, 2022	$71,289,321

See Notes to Financial Statements.

Prudential Day One Funds    115

Prudential Day One 2030 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($58,576 ÷ 4,914 shares of beneficial interest issued and outstanding)	$11.92

Class R2

Net asset value, offering price and redemption price per share, ($298,732 ÷ 25,003 shares of beneficial interest issued and outstanding)	$11.95

Class R3

Net asset value, offering price and redemption price per share, ($1,341,054 ÷ 112,192 shares of beneficial interest issued and outstanding)	$11.95

Class R4

Net asset value, offering price and redemption price per share, ($30,832 ÷ 2,582 shares of beneficial interest issued and outstanding)	$11.94

Class R5

Net asset value, offering price and redemption price per share, ($3,920,743 ÷ 327,520 shares of beneficial interest issued and outstanding)	$11.97

Class R6

Net asset value, offering price and redemption price per share, ($65,639,384 ÷ 5,471,647 shares of beneficial interest issued and outstanding)	$12.00

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$3,493,507

Expenses
Management fee	16,731
Distribution fee(a)	14,408
Shareholder servicing fees (including affiliated expense of $4,494)(a)	4,494
Custodian and accounting fees	63,489
Registration fees(a)	25,253
Legal fees and expenses	21,001
Audit fee	17,500
Transfer agent’s fees and expenses (including affiliated expense of $13,140)(a)	16,765
Trustees’ fees	10,909
Shareholders’ reports	8,759
Pricing fees	2,974
Miscellaneous	14,066

Total expenses	216,349
Less: Fee waiver and/or expense reimbursement(a)	(183,762)

Net expenses	32,587

Net investment income (loss)	3,460,920

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(902,373)
Net capital gain distributions received	5,457,059

4,554,686

Net change in unrealized appreciation (depreciation) on investments	(12,500,339)

Net gain (loss) on investment transactions	(7,945,653)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,484,733)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	291	12,720	1,397	—	—	—
Shareholder servicing fees	26	4,454	—	14	—	—
Registration fees	3,675	4,676	3,676	3,676	3,676	5,874
Transfer agent’s fees and expenses	221	7,858	214	83	6,004	2,385
Fee waiver and/or expense reimbursement	(3,886)	(13,539)	(3,068)	(3,757)	(11,293)	(148,219)

See Notes to Financial Statements.

Prudential Day One Funds    117

Prudential Day One 2030 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,460,920	$1,399,527
Net realized gain (loss) on investment transactions	(902,373)	1,162,274
Net capital gain distributions received	5,457,059	452,612
Net change in unrealized appreciation (depreciation) on investments	(12,500,339)	13,087,317

Net increase (decrease) in net assets resulting from operations	(4,484,733)	16,101,730

Dividends and Distributions
Distributions from distributable earnings
Class R1	(4,666)	(770)
Class R2	(625,131)	(107,950)
Class R3	(114,735)	(56,315)
Class R4	(2,155)	(352)
Class R5	(327,886)	(77,457)
Class R6	(6,412,830)	(1,538,097)

	(7,487,403)	(1,780,941)

Fund share transactions
Net proceeds from shares sold	17,485,548	33,959,813
Net asset value of shares issued in reinvestment of dividends and distributions	7,487,403	1,780,941
Cost of shares purchased	(27,641,160)	(26,022,590)

Net increase (decrease) in net assets from Fund share transactions	(2,668,209)	9,718,164

Total increase (decrease)	(14,640,345)	24,038,953

Net Assets:

Beginning of year	85,929,666	61,890,713

End of year	$71,289,321	$85,929,666

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.72	$11.48	$11.45	$11.53	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.13	0.17	0.18	0.14
Net realized and unrealized gain (loss) on investment transactions	(1.15)	2.32	0.41	0.13	0.77
Total from investment operations	(0.72)	2.45	0.58	0.31	0.91
Less Dividends and Distributions:
Dividends from net investment income	(0.79)	(0.11)	(0.20)	(0.22)	(0.12)
Distributions from net realized gains	(0.29)	(0.10)	(0.35)	(0.17)	(-	)(b)
Total dividends and distributions	(1.08)	(0.21)	(0.55)	(0.39)	(0.12)
Net asset value, end of year	$11.92	$13.72	$11.48	$11.45	$11.53
Total Return(c):	(5.94)%	21.50%	5.04%	3.18%	8.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59	$55	$38	$33	$27
Average net assets (000)	$58	$48	$36	$30	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.74%	0.74%	0.74%	0.66%
Expenses before waivers and/or expense reimbursement	7.42%	14.75%	37.24%	40.10%	84.71%
Net investment income (loss)	3.37%	1.05%	1.54%	1.62%	1.29%
Portfolio turnover rate(e)	56%	46%	55%	36%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    119

Prudential Day One 2030 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.74	$11.50	$11.47	$11.55	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.16	0.16	0.21	0.11
Net realized and unrealized gain (loss) on investment transactions	(1.26)	2.31	0.45	0.13	0.83
Total from investment operations	(0.68)	2.47	0.61	0.34	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.82)	(0.13)	(0.23)	(0.25)	(0.14)
Distributions from net realized gains	(0.29)	(0.10)	(0.35)	(0.17)	(-	)(b)
Total dividends and distributions	(1.11)	(0.23)	(0.58)	(0.42)	(0.14)
Net asset value, end of year	$11.95	$13.74	$11.50	$11.47	$11.55
Total Return(c):	(5.69)%	21.83%	5.29%	3.46%	8.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$299	$7,308	$4,896	$3,404	$2,637
Average net assets (000)	$5,088	$6,013	$4,148	$3,149	$883
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.49%	0.49%	0.49%	0.49%	0.47%
Expenses before waivers and/or expense reimbursement	0.76%	0.84%	1.25%	1.40%	2.63%
Net investment income (loss)	4.39%	1.29%	1.42%	1.87%	0.99%
Portfolio turnover rate(e)	56%	46%	55%	36%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.75	$11.50	$11.47	$11.55	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.18	0.19	0.21	0.21
Net realized and unrealized gain (loss) on investment transactions	(1.13)	2.32	0.44	0.15	0.74
Total from investment operations	(0.66)	2.50	0.63	0.36	0.95
Less Dividends and Distributions:
Dividends from net investment income	(0.85)	(0.15)	(0.25)	(0.27)	(0.16)
Distributions from net realized gains	(0.29)	(0.10)	(0.35)	(0.17)	(-	)(b)
Total dividends and distributions	(1.14)	(0.25)	(0.60)	(0.44)	(0.16)
Net asset value, end of year	$11.95	$13.75	$11.50	$11.47	$11.55
Total Return(c):	(5.55)%	22.00%	5.44%	3.63%	8.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,341	$3,414	$2,416	$1,349	$728
Average net assets (000)	$1,397	$2,857	$1,832	$1,018	$440
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%	0.34%	0.34%	0.34%	0.29%
Expenses before waivers and/or expense reimbursement	0.57%	0.78%	1.50%	2.03%	4.05%
Net investment income (loss)	3.71%	1.45%	1.67%	1.93%	1.81%
Portfolio turnover rate(e)	56%	46%	55%	36%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    121

Prudential Day One 2030 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.74	$11.49	$11.46	$11.56	$10.77
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.19	0.23	0.29	0.20
Net realized and unrealized gain (loss) on investment transactions	(1.13)	2.32	0.41	0.06	0.76
Total from investment operations	(0.65)	2.51	0.64	0.35	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.86)	(0.16)	(0.26)	(0.28)	(0.17)
Distributions from net realized gains	(0.29)	(0.10)	(0.35)	(0.17)	(-	)(b)
Total dividends and distributions	(1.15)	(0.26)	(0.61)	(0.45)	(0.17)
Net asset value, end of year	$11.94	$13.74	$11.49	$11.46	$11.56
Total Return(c):	(5.47)%	22.12%	5.58%	3.56%	8.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31	$22	$14	$12	$1,114
Average net assets (000)	$26	$18	$12	$483	$987
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.25%	0.24%	0.24%	0.25%	0.17%
Expenses before waivers and/or expense reimbursement	14.46%	37.53%	106.51%	3.30%	2.43%
Net investment income (loss)	3.79%	1.54%	2.01%	2.58%	1.82%
Portfolio turnover rate(e)	56%	46%	55%	36%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.77	$11.52	$11.48	$11.57	$10.78
Income (loss) from investment operations:
Net investment income (loss)	0.51	0.21	0.25	0.25	0.15
Net realized and unrealized gain (loss) on investment transactions	(1.15)	2.31	0.41	0.12	0.82
Total from investment operations	(0.64)	2.52	0.66	0.37	0.97
Less Dividends and Distributions:
Dividends from net investment income	(0.87)	(0.17)	(0.27)	(0.29)	(0.18)
Distributions from net realized gains	(0.29)	(0.10)	(0.35)	(0.17)	(-	)(b)
Total dividends and distributions	(1.16)	(0.27)	(0.62)	(0.46)	(0.18)
Net asset value, end of year	$11.97	$13.77	$11.52	$11.48	$11.57
Total Return(c):	(5.36)%	22.18%	5.73%	3.76%	9.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,921	$3,877	$3,222	$3,012	$2,728
Average net assets (000)	$3,888	$3,548	$3,087	$2,785	$934
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.15%	0.14%	0.14%	0.14%	0.12%
Expenses before waivers and/or expense reimbursement	0.44%	0.55%	1.00%	1.10%	2.18%
Net investment income (loss)	3.94%	1.66%	2.19%	2.21%	1.36%
Portfolio turnover rate(e)	56%	46%	55%	36%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    123

Prudential Day One 2030 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.80	$11.54	$11.50	$11.59	$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.23	0.24	0.25	0.22
Net realized and unrealized gain (loss) on investment transactions	(1.15)	2.32	0.44	0.14	0.78
Total from investment operations	(0.62)	2.55	0.68	0.39	1.00
Less Dividends and Distributions:
Dividends from net investment income	(0.89)	(0.19)	(0.29)	(0.31)	(0.20)
Distributions from net realized gains	(0.29)	(0.10)	(0.35)	(0.17)	(-	)(b)
Total dividends and distributions	(1.18)	(0.29)	(0.64)	(0.48)	(0.20)
Net asset value, end of year	$12.00	$13.80	$11.54	$11.50	$11.59
Total Return(c):	(5.20)%	22.40%	5.87%	3.93%	9.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,639	$71,254	$51,305	$36,517	$22,067
Average net assets (000)	$73,198	$68,119	$40,094	$29,867	$15,382
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.00)%	(0.01)%	(0.01)%	(0.01)%	(0.07)%
Expenses before waivers and/or expense reimbursement	0.20%	0.22%	0.46%	0.57%	0.97%
Net investment income (loss)	4.14%	1.79%	2.13%	2.25%	1.94%
Portfolio turnover rate(f)	56%	46%	55%	36%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 96.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	287,919	$2,634,456
PGIM Global Real Estate Fund (Class R6)	105,490	2,159,389
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	150,687	1,850,438
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	187,189	1,971,098
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	118,181	1,258,628
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	543,122	6,539,183
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	653,627	11,405,794
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	175,625	1,887,970
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	426,416	7,180,838
PGIM TIPS Fund (Class R6)	554,974	5,238,954
PGIM Total Return Bond Fund (Class R6)	430,258	5,477,182

TOTAL LONG-TERM INVESTMENTS (cost $42,814,480)		47,603,930

SHORT-TERM INVESTMENT 3.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $1,557,028)	1,557,028	1,557,028

TOTAL INVESTMENTS 99.9%
(cost $44,371,508)(wd)		49,160,958
Other assets in excess of liabilities 0.1%		38,195

NET ASSETS 100.0%		$49,199,153

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    125

Prudential Day One 2035 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$47,603,930	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,557,028	—	—

Total	$49,160,958	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	23.2%
Broad Market	14.6
International Developed Markets	13.3
Total Return Bond	11.1
TIPS	10.6
Core Bond	5.3
Real Estate	4.4
Commodity	4.0
Mid Cap	3.8

Small Cap	3.8%
Short Term	3.2
Emerging Markets	2.6

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $44,371,508)	$49,160,958
Receivable for investments sold	455,328
Due from Manager	13,821
Receivable for Fund shares sold	7,471
Prepaid expenses	66

Total Assets	49,637,644

Liabilities

Payable for investments purchased	391,514
Accrued expenses and other liabilities	44,937
Trustees’ fees payable	820
Payable for Fund shares purchased	722
Affiliated transfer agent fee payable	352
Distribution fee payable	146

Total Liabilities	438,491

Net Assets	$49,199,153

Net assets were comprised of:
Shares of beneficial interest, at par	$4,170
Paid-in capital in excess of par	45,286,815
Total distributable earnings (loss)	3,908,168

Net assets, July 31, 2022	$49,199,153

See Notes to Financial Statements.

Prudential Day One Funds    127

Prudential Day One 2035 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($30,777 ÷ 2,623 shares of beneficial interest issued and outstanding)	$11.73

Class R2

Net asset value, offering price and redemption price per share, ($546,244 ÷ 46,498 shares of beneficial interest issued and outstanding)	$11.75

Class R3

Net asset value, offering price and redemption price per share, ($303,451 ÷ 25,772 shares of beneficial interest issued and outstanding)	$11.77

Class R4

Net asset value, offering price and redemption price per share, ($15,331 ÷ 1,301 shares of beneficial interest issued and outstanding)	$11.79

Class R5

Net asset value, offering price and redemption price per share, ($541,851 ÷ 45,972 shares of beneficial interest issued and outstanding)	$11.79

Class R6

Net asset value, offering price and redemption price per share, ($47,761,499 ÷ 4,047,459 shares of beneficial interest issued and outstanding)	$11.80

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$2,094,324

Expenses
Management fee	11,141
Distribution fee(a)	1,959
Shareholder servicing fees (including affiliated expense of $708)(a)	822
Custodian and accounting fees	63,420
Registration fees(a)	22,691
Legal fees and expenses	20,564
Audit fee	17,500
Trustees’ fees	9,886
Shareholders’ reports	9,321
Transfer agent’s fees and expenses (including affiliated expense of $3,372)(a)	6,215
Pricing fees	2,974
Miscellaneous	12,810

Total expenses	179,303
Less: Fee waiver and/or expense reimbursement(a)	(185,215)

Net expenses	(5,912)

Net investment income (loss)	2,100,236

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	753,082
Net capital gain distributions received	4,042,769

4,795,851

Net change in unrealized appreciation (depreciation) on investments	(10,560,948)

Net gain (loss) on investment transactions	(5,765,097)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,664,861)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	158	1,338	463	—	—	—
Shareholder servicing fees	—	535	287	—	—	—
Registration fees	3,666	4,165	3,665	3,665	3,665	3,865
Transfer agent’s fees and expenses	193	2,159	727	75	759	2,302
Fee waiver and/or expense reimbursement	(3,872)	(7,047)	(4,787)	(3,746)	(4,980)	(160,783)

See Notes to Financial Statements.

Prudential Day One Funds    129

Prudential Day One 2035 Fund

Statements of Changes in Net Assets

	Year Ended July 31,
	July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,100,236	$982,283
Net realized gain (loss) on investment transactions	753,082	1,278,032
Net capital gain distributions received	4,042,769	360,334
Net change in unrealized appreciation (depreciation) on investments	(10,560,948)	11,510,209

Net increase (decrease) in net assets resulting from operations	(3,664,861)	14,130,858

Dividends and Distributions
Distributions from distributable earnings
Class R1	(3,686)	(462)
Class R2	(63,858)	(7,066)
Class R3	(31,195)	(163,407)
Class R4	(1,959)	(300)
Class R5	(43,940)	(4,273)
Class R6	(6,732,940)	(1,177,657)

	(6,877,578)	(1,353,165)

Fund share transactions
Net proceeds from shares sold	11,175,683	18,288,140
Net asset value of shares issued in reinvestment of dividends and distributions	6,877,578	1,353,165
Cost of shares purchased	(22,420,206)	(18,776,898)

Net increase (decrease) in net assets from Fund share transactions	(4,366,945)	864,407

Total increase (decrease)	(14,909,384)	13,642,100

Net Assets:

Beginning of year	64,108,537	50,466,437

End of year	$49,199,153	$64,108,537

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.14	$11.47	$11.42	$11.68	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.12	0.16	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	(1.17)	2.76	0.41	0.11	0.90
Total from investment operations	(0.78)	2.88	0.57	0.23	1.02
Less Dividends and Distributions:
Dividends from net investment income	(0.86)	(0.11)	(0.18)	(0.23)	(0.15)
Distributions from net realized gains	(0.77)	(0.10)	(0.34)	(0.26)	(-	)(b)
Total dividends and distributions	(1.63)	(0.21)	(0.52)	(0.49)	(0.15)
Net asset value, end of year	$11.73	$14.14	$11.47	$11.42	$11.68
Total Return(c):	(6.67)%	25.33%	4.94%	2.55%	9.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31	$32	$25	$24	$12
Average net assets (000)	$31	$29	$24	$17	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.72%	0.72%	0.63%
Expenses before waivers and/or expense reimbursement	13.02%	29.33%	56.33%	70.38%	106.90%
Net investment income (loss)	3.02%	0.91%	1.44%	1.03%	1.04%
Portfolio turnover rate(e)	52%	45%	45%	35%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    131

Prudential Day One 2035 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.15	$11.48	$11.43	$11.69	$10.83
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.15	0.19	0.18	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.16)	2.76	0.41	0.07	0.96
Total from investment operations	(0.74)	2.91	0.60	0.25	1.04
Less Dividends and Distributions:
Dividends from net investment income	(0.89)	(0.14)	(0.21)	(0.25)	(0.18)
Distributions from net realized gains	(0.77)	(0.10)	(0.34)	(0.26)	(-	)(b)
Total dividends and distributions	(1.66)	(0.24)	(0.55)	(0.51)	(0.18)
Net asset value, end of year	$11.75	$14.15	$11.48	$11.43	$11.69
Total Return(c):	(6.36)%	25.59%	5.20%	2.84%	9.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$546	$526	$324	$353	$352
Average net assets (000)	$535	$409	$359	$340	$77
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.48%	0.48%	0.47%	0.47%	0.44%
Expenses before waivers and/or expense reimbursement	1.80%	2.54%	4.84%	4.85%	17.83%
Net investment income (loss)	3.25%	1.13%	1.66%	1.60%	0.70%
Portfolio turnover rate(e)	52%	45%	45%	35%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.18	$11.50	$11.45	$11.71	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.17	0.20	0.20	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.03)	2.76	0.42	0.07	0.89
Total from investment operations	(0.73)	2.93	0.62	0.27	1.06
Less Dividends and Distributions:
Dividends from net investment income	(0.91)	(0.15)	(0.23)	(0.27)	(0.19)
Distributions from net realized gains	(0.77)	(0.10)	(0.34)	(0.26)	(-	)(b)
Total dividends and distributions	(1.68)	(0.25)	(0.57)	(0.53)	(0.19)
Net asset value, end of year	$11.77	$14.18	$11.50	$11.45	$11.71
Total Return(c):	(6.29)%	25.80%	5.34%	3.01%	9.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$303	$9,978	$7,298	$6,271	$5,849
Average net assets (000)	$463	$8,548	$6,663	$5,850	$4,950
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.33%	0.33%	0.32%	0.32%	0.24%
Expenses before waivers and/or expense reimbursement	1.36%	0.70%	1.11%	1.31%	1.58%
Net investment income (loss)	2.36%	1.30%	1.82%	1.83%	1.46%
Portfolio turnover rate(e)	52%	45%	45%	35%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    133

Prudential Day One 2035 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.20	$11.51	$11.46	$11.72	$10.85
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.18	0.22	0.31	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.17)	2.78	0.41	(0.03)	0.90
Total from investment operations	(0.71)	2.96	0.63	0.28	1.07
Less Dividends and Distributions:
Dividends from net investment income	(0.93)	(0.17)	(0.24)	(0.28)	(0.20)
Distributions from net realized gains	(0.77)	(0.10)	(0.34)	(0.26)	(-	)(b)
Total dividends and distributions	(1.70)	(0.27)	(0.58)	(0.54)	(0.20)
Net asset value, end of year	$11.79	$14.20	$11.51	$11.46	$11.72
Total Return(c):	(6.17)%	25.98%	5.43%	3.12%	9.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15	$16	$13	$12	$50
Average net assets (000)	$16	$15	$12	$28	$48
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.23%	0.23%	0.22%	0.21%	0.13%
Expenses before waivers and/or expense reimbursement	23.52%	44.91%	106.41%	41.69%	27.89%
Net investment income (loss)	3.53%	1.41%	1.94%	2.78%	1.48%
Portfolio turnover rate(e)	52%	45%	45%	35%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.20	$11.51	$11.45	$11.72	$10.85
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.19	0.20	0.24	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.13)	2.78	0.45	0.05	0.91
Total from investment operations	(0.70)	2.97	0.65	0.29	1.09
Less Dividends and Distributions:
Dividends from net investment income	(0.94)	(0.18)	(0.25)	(0.30)	(0.22)
Distributions from net realized gains	(0.77)	(0.10)	(0.34)	(0.26)	(-	)(b)
Total dividends and distributions	(1.71)	(0.28)	(0.59)	(0.56)	(0.22)
Net asset value, end of year	$11.79	$14.20	$11.51	$11.45	$11.72
Total Return(c):	(6.08)%	26.09%	5.62%	3.15%	10.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$542	$314	$147	$95	$33
Average net assets (000)	$408	$219	$122	$69	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.13%	0.13%	0.12%	0.12%	0.04%
Expenses before waivers and/or expense reimbursement	1.35%	3.46%	11.56%	17.68%	87.88%
Net investment income (loss)	3.38%	1.47%	1.81%	2.16%	1.54%
Portfolio turnover rate(e)	52%	45%	45%	35%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    135

Prudential Day One 2035 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.21	$11.52	$11.46	$11.74	$10.87
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.21	0.22	0.24	0.22
Net realized and unrealized gain (loss) on investment transactions	(1.17)	2.77	0.45	0.05	0.88
Total from investment operations	(0.68)	2.98	0.67	0.29	1.10
Less Dividends and Distributions:
Dividends from net investment income	(0.96)	(0.19)	(0.27)	(0.31)	(0.23)
Distributions from net realized gains	(0.77)	(0.10)	(0.34)	(0.26)	(-	)(b)
Total dividends and distributions	(1.73)	(0.29)	(0.61)	(0.57)	(0.23)
Net asset value, end of year	$11.80	$14.21	$11.52	$11.46	$11.74
Total Return(c):	(5.94)%	26.25%	5.77%	3.23%	10.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47,761	$53,243	$42,659	$24,312	$15,099
Average net assets (000)	$54,250	$52,063	$28,765	$20,031	$11,332
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.02)%	(0.02)%	(0.03)%	(0.03)%	(0.11)%
Expenses before waivers and/or expense reimbursement	0.28%	0.28%	0.61%	0.81%	1.10%
Net investment income (loss)	3.79%	1.66%	1.99%	2.14%	1.88%
Portfolio turnover rate(f)	52%	45%	45%	35%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	216,392	$1,979,983
PGIM Global Real Estate Fund (Class R6)	88,451	1,810,600
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	165,895	2,037,188
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	172,647	1,817,977
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	176,081	1,875,267
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	597,732	7,196,689
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	628,127	10,960,818
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	252,914	2,718,828
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	419,765	7,068,846
PGIM TIPS Fund (Class R6)	347,786	3,283,097
PGIM Total Return Bond Fund (Class R6)	311,830	3,969,594

TOTAL LONG-TERM INVESTMENTS (cost $39,596,975)		44,718,887

SHORT-TERM INVESTMENT 1.5%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $667,529)	667,529	667,529

TOTAL INVESTMENTS 100.0%
(cost $40,264,504)(wd)		45,386,416
Liabilities in excess of other assets (0.0)%		(3,530)

NET ASSETS 100.0%		$45,382,886

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    137

Prudential Day One 2040 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$44,718,887	$—	$—
Short-Term Investment
Affiliated Mutual Fund	667,529	—	—

Total	$45,386,416	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	24.1%
International Developed Markets	15.9
Broad Market	15.6
Total Return Bond	8.7
TIPS	7.2
Mid Cap	6.0
Small Cap	4.5
Core Bond	4.4
Emerging Markets	4.1
Commodity	4.0

Real Estate	4.0%
Short Term	1.5

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $40,264,504)	$45,386,416
Receivable for investments sold	474,314
Due from Manager	14,480
Receivable for Fund shares sold	6,661
Prepaid expenses	66

Total Assets	45,881,937

Liabilities

Payable for investments purchased	334,133
Payable for Fund shares purchased	117,202
Accrued expenses and other liabilities	46,470
Trustees’ fees payable	817
Affiliated transfer agent fee payable	328
Distribution fee payable	101

Total Liabilities	499,051

Net Assets	$45,382,886

Net assets were comprised of:
Shares of beneficial interest, at par	$3,654
Paid-in capital in excess of par	40,592,847
Total distributable earnings (loss)	4,786,385

Net assets, July 31, 2022	$45,382,886

See Notes to Financial Statements.

Prudential Day One Funds    139

Prudential Day One 2040 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($38,770 ÷ 3,142 shares of beneficial interest issued and outstanding)	$12.34

Class R2

Net asset value, offering price and redemption price per share, ($168,555 ÷ 13,636 shares of beneficial interest issued and outstanding)	$12.36

Class R3

Net asset value, offering price and redemption price per share, ($626,636 ÷ 50,600 shares of beneficial interest issued and outstanding)	$12.38

Class R4

Net asset value, offering price and redemption price per share, ($49,947 ÷ 4,029 shares of beneficial interest issued and outstanding)	$12.40

Class R5

Net asset value, offering price and redemption price per share, ($6,697,350 ÷ 539,840 shares of beneficial interest issued and outstanding)	$12.41

Class R6

Net asset value, offering price and redemption price per share, ($37,801,628 ÷ 3,043,091 shares of beneficial interest issued and outstanding)	$12.42

    Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$2,065,531

Expenses
Management fee	11,416
Distribution fee(a)	11,260
Shareholder servicing fees (including affiliated expense of $3,854)(a)	3,854
Custodian and accounting fees	63,423
Registration fees(a)	22,195
Legal fees and expenses	20,572
Transfer agent’s fees and expenses (including affiliated expense of $15,039)(a)	20,286
Audit fee	17,500
Trustees’ fees	9,921
Shareholders’ reports	8,036
Pricing fees	2,986
Miscellaneous	12,585

Total expenses	204,034
Less: Fee waiver and/or expense reimbursement(a)	(197,262)

Net expenses	6,772

Net investment income (loss)	2,058,759

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(402,809)
Net capital gain distributions received	4,687,103

4,284,294

Net change in unrealized appreciation (depreciation) on investments	(10,111,836)

Net gain (loss) on investment transactions	(5,827,542)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,768,783)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	185	10,413	662	—	—	—
Shareholder servicing fees	4	3,822	—	28	—	—
Registration fees	3,666	3,666	3,666	3,666	3,666	3,865
Transfer agent’s fees and expenses	115	6,741	284	120	10,948	2,078
Fee waiver and/or expense reimbursement	(3,806)	(15,986)	(4,317)	(3,838)	(25,588)	(143,727)

See Notes to Financial Statements.

Prudential Day One Funds    141

Prudential Day One 2040 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,058,759	$824,811
Net realized gain (loss) on investment transactions	(402,809)	997,236
Net capital gain distributions received	4,687,103	328,445
Net change in unrealized appreciation (depreciation) on investments	(10,111,836)	11,962,706

Net increase (decrease) in net assets resulting from operations	(3,768,783)	14,113,198

Dividends and Distributions
Distributions from distributable earnings
Class R1	(3,376)	(415)
Class R2	(602,390)	(74,226)
Class R3	(57,666)	(57,765)
Class R4	(3,749)	(470)
Class R5	(689,048)	(135,338)
Class R6	(4,467,114)	(902,712)

	(5,823,343)	(1,170,926)

Fund share transactions
Net proceeds from shares sold	12,328,455	18,021,024
Net asset value of shares issued in reinvestment of dividends and distributions	5,823,291	1,170,926
Cost of shares purchased	(23,320,467)	(15,164,542)

Net increase (decrease) in net assets from Fund share transactions	(5,168,721)	4,027,408

Total increase (decrease)	(14,760,847)	16,969,680

Net Assets:

Beginning of year	60,143,733	43,174,053

End of year	$45,382,886	$60,143,733

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.54	$11.53	$11.61	$11.83	$10.90
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.10	0.14	0.15	0.12
Net realized and unrealized gain (loss) on investment transactions	(1.26)	3.11	0.33	0.05	0.98
Total from investment operations	(0.88)	3.21	0.47	0.20	1.10
Less Dividends and Distributions:
Dividends from net investment income	(0.91)	(0.11)	(0.18)	(0.24)	(0.16)
Distributions from net realized gains	(0.41)	(0.09)	(0.37)	(0.18)	(0.01)
Total dividends and distributions	(1.32)	(0.20)	(0.55)	(0.42)	(0.17)
Net asset value, end of year	$12.34	$14.54	$11.53	$11.61	$11.83
Total Return(b):	(7.02)%	28.07%	3.95%	2.28%	10.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39	$34	$22	$16	$13
Average net assets (000)	$37	$28	$18	$14	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.70%	0.69%	0.69%	0.70%	0.63%
Expenses before waivers and/or expense reimbursement	11.02%	24.36%	73.98%	83.37%	110.40%
Net investment income (loss)	2.81%	0.78%	1.29%	1.31%	1.04%
Portfolio turnover rate(d)	54%	41%	44%	26%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    143

Prudential Day One 2040 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.57	$11.55	$11.63	$11.84	$10.92
Income (loss) from investment operations:
Net investment income (loss)	0.59	0.14	0.18	0.17	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.45)	3.11	0.32	0.07	1.07
Total from investment operations	(0.86)	3.25	0.50	0.24	1.12
Less Dividends and Distributions:
Dividends from net investment income	(0.94)	(0.14)	(0.21)	(0.27)	(0.19)
Distributions from net realized gains	(0.41)	(0.09)	(0.37)	(0.18)	(0.01)
Total dividends and distributions	(1.35)	(0.23)	(0.58)	(0.45)	(0.20)
Net asset value, end of year	$12.36	$14.57	$11.55	$11.63	$11.84
Total Return(b):	(6.85)%	28.40%	4.18%	2.65%	10.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$169	$5,733	$3,501	$2,424	$1,157
Average net assets (000)	$4,165	$4,508	$2,845	$1,689	$299
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.45%	0.44%	0.44%	0.45%	0.43%
Expenses before waivers and/or expense reimbursement	0.83%	0.94%	1.61%	2.02%	5.77%
Net investment income (loss)	4.25%	1.02%	1.57%	1.50%	0.43%
Portfolio turnover rate(d)	54%	41%	44%	26%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.59	$11.57	$11.64	$11.86	$10.93
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.16	0.19	0.16	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.23)	3.11	0.34	0.09	0.98
Total from investment operations	(0.83)	3.27	0.53	0.25	1.14
Less Dividends and Distributions:
Dividends from net investment income	(0.97)	(0.16)	(0.23)	(0.29)	(0.20)
Distributions from net realized gains	(0.41)	(0.09)	(0.37)	(0.18)	(0.01)
Total dividends and distributions	(1.38)	(0.25)	(0.60)	(0.47)	(0.21)
Net asset value, end of year	$12.38	$14.59	$11.57	$11.64	$11.86
Total Return(b):	(6.69)%	28.52%	4.42%	2.73%	10.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$627	$3,617	$2,187	$1,491	$550
Average net assets (000)	$662	$2,996	$1,720	$915	$281
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.30%	0.29%	0.29%	0.30%	0.26%
Expenses before waivers and/or expense reimbursement	0.95%	0.85%	1.76%	2.43%	6.12%
Net investment income (loss)	3.00%	1.23%	1.69%	1.42%	1.34%
Portfolio turnover rate(d)	54%	41%	44%	26%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    145

Prudential Day One 2040 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.60	$11.58	$11.65	$11.87	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.17	0.21	0.25	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.23)	3.11	0.33	0.01	0.97
Total from investment operations	(0.81)	3.28	0.54	0.26	1.15
Less Dividends and Distributions:
Dividends from net investment income	(0.98)	(0.17)	(0.24)	(0.30)	(0.21)
Distributions from net realized gains	(0.41)	(0.09)	(0.37)	(0.18)	(0.01)
Total dividends and distributions	(1.39)	(0.26)	(0.61)	(0.48)	(0.22)
Net asset value, end of year	$12.40	$14.60	$11.58	$11.65	$11.87
Total Return(b):	(6.53)%	28.61%	4.52%	2.84%	10.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50	$34	$17	$12	$61
Average net assets (000)	$42	$26	$13	$35	$124
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.20%	0.19%	0.19%	0.20%	0.13%
Expenses before waivers and/or expense reimbursement	9.44%	26.10%	98.42%	33.44%	11.98%
Net investment income (loss)	3.13%	1.25%	1.84%	2.14%	1.58%
Portfolio turnover rate(d)	54%	41%	44%	26%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.61	$11.58	$11.65	$11.88	$10.95
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.18	0.24	0.22	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.27)	3.12	0.31	0.04	1.09
Total from investment operations	(0.80)	3.30	0.55	0.26	1.17
Less Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.18)	(0.25)	(0.31)	(0.23)
Distributions from net realized gains	(0.41)	(0.09)	(0.37)	(0.18)	(0.01)
Total dividends and distributions	(1.40)	(0.27)	(0.62)	(0.49)	(0.24)
Net asset value, end of year	$12.41	$14.61	$11.58	$11.65	$11.88
Total Return(b):	(6.43)%	28.81%	4.61%	2.87%	10.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,697	$7,393	$6,114	$6,056	$6,070
Average net assets (000)	$7,073	$6,748	$5,963	$5,822	$1,981
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.10%	0.09%	0.09%	0.10%	0.09%
Expenses before waivers and/or expense reimbursement	0.46%	0.53%	1.01%	1.18%	1.75%
Net investment income (loss)	3.43%	1.39%	2.09%	1.94%	0.72%
Portfolio turnover rate(d)	54%	41%	44%	26%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    147

Prudential Day One 2040 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.63	$11.59	$11.66	$11.89	$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.20	0.22	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	(1.27)	3.13	0.35	0.05	0.98
Total from investment operations	(0.78)	3.33	0.57	0.28	1.18
Less Dividends and Distributions:
Dividends from net investment income	(1.02)	(0.20)	(0.27)	(0.33)	(0.24)
Distributions from net realized gains	(0.41)	(0.09)	(0.37)	(0.18)	(0.01)
Total dividends and distributions	(1.43)	(0.29)	(0.64)	(0.51)	(0.25)
Net asset value, end of year	$12.42	$14.63	$11.59	$11.66	$11.89
Total Return(b):	(6.35)%	29.05%	4.67%	3.13%	10.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,802	$43,332	$31,333	$17,752	$12,643
Average net assets (000)	$45,103	$41,893	$20,948	$15,067	$9,501
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.05)%	(0.06)%	(0.06)%	(0.05)%	(0.11)%
Expenses before waivers and/or expense reimbursement	0.27%	0.30%	0.70%	0.91%	1.52%
Net investment income (loss)	3.58%	1.54%	1.96%	2.01%	1.75%
Portfolio turnover rate(e)	54%	41%	44%	26%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	107,710	$985,544
PGIM Global Real Estate Fund (Class R6)	60,535	1,239,160
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	124,123	1,524,228
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	100,505	1,058,319
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	160,714	1,711,605
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	490,842	5,909,743
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	434,014	7,573,547
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	225,792	2,427,267
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	297,631	5,012,109
PGIM TIPS Fund (Class R6)	118,981	1,123,177
PGIM Total Return Bond Fund (Class R6)	194,010	2,469,751

TOTAL LONG-TERM INVESTMENTS (cost $27,481,795)		31,034,450

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $56,693)	56,693	56,693

TOTAL INVESTMENTS 100.1%
(cost $27,538,488)(wd)		31,091,143
Liabilities in excess of other assets (0.1)%		(32,113)

NET ASSETS 100.0%		$31,059,030

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    149

Prudential Day One 2045 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$31,034,450	$—	$—
Short-Term Investment
Affiliated Mutual Fund	56,693	—	—

Total	$31,091,143	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	24.4%
International Developed Markets	19.0
Broad Market	16.1
Total Return Bond	8.0
Mid Cap	7.8
Emerging Markets	5.5
Small Cap	4.9
Real Estate	4.0
TIPS	3.6

Commodity	3.4%
Core Bond	3.2
Short Term	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $27,538,488)	$31,091,143
Receivable for investments sold	251,795
Due from Manager	15,444
Receivable for Fund shares sold	3,312
Prepaid expenses	66

Total Assets	31,361,760

Liabilities

Payable for investments purchased	256,944
Accrued expenses and other liabilities	26,747
Audit fee payable	17,500
Trustees’ fees payable	813
Affiliated transfer agent fee payable	378
Payable for Fund shares purchased	274
Distribution fee payable	74

Total Liabilities	302,730

Net Assets	$31,059,030

Net assets were comprised of:
Shares of beneficial interest, at par	$2,616
Paid-in capital in excess of par	28,336,999
Total distributable earnings (loss)	2,719,415

Net assets, July 31, 2022	$31,059,030

See Notes to Financial Statements.

Prudential Day One Funds    151

Prudential Day One 2045 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($15,349 ÷ 1,302 shares of beneficial interest issued and outstanding)	$11.79

Class R2

Net asset value, offering price and redemption price per share, ($316,343 ÷ 26,782 shares of beneficial interest issued and outstanding)	$11.81

Class R3

Net asset value, offering price and redemption price per share, ($36,440 ÷ 3,082 shares of beneficial interest issued and outstanding)	$11.82

Class R4

Net asset value, offering price and redemption price per share, ($46,485 ÷ 3,931 shares of beneficial interest issued and outstanding)	$11.83

Class R5

Net asset value, offering price and redemption price per share, ($785,874 ÷ 66,342 shares of beneficial interest issued and outstanding)	$11.85

Class R6

Net asset value, offering price and redemption price per share, ($29,858,539 ÷ 2,514,949 shares of beneficial interest issued and outstanding)	$11.87

    Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$1,094,076

Expenses
Management fee	7,112
Distribution fee(a)	1,314
Shareholder servicing fees (including affiliated expense of $317)(a)	317
Custodian and accounting fees	63,497
Registration fees(a)	26,096
Legal fees and expenses	20,495
Audit fee	17,500
Trustees’ fees	9,790
Shareholders’ reports	7,891
Transfer agent’s fees and expenses (including affiliated expense of $3,676)(a)	5,875
Pricing fees	2,974
Miscellaneous	11,937

Total expenses	174,798

Less: Fee waiver and/or expense reimbursement(a)	(194,504)

Net expenses	(19,706)

Net investment income (loss)	1,113,782

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	1,202,945
Net capital gain distributions received	3,024,482

4,227,427

Net change in unrealized appreciation (depreciation) on investments	(8,041,517)

Net gain (loss) on investment transactions	(3,814,090)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,700,308)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	90	923	301	—	—	—
Shareholder servicing fees	2	—	288	27	—	—
Registration fees	3,666	4,266	3,666	3,666	3,666	7,166
Transfer agent’s fees and expenses	86	1,008	1,148	154	1,376	2,103
Fee waiver and/or expense reimbursement	(3,790)	(6,069)	(5,554)	(3,936)	(7,260)	(167,895)

See Notes to Financial Statements.

Prudential Day One Funds    153

Prudential Day One 2045 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,113,782	$515,850
Net realized gain (loss) on investment transactions	1,202,945	148,503
Net capital gain distributions received	3,024,482	221,241
Net change in unrealized appreciation (depreciation) on investments	(8,041,517)	9,461,216

Net increase (decrease) in net assets resulting from operations	(2,700,308)	10,346,810

Dividends and Distributions
Distributions from distributable earnings
Class R1	(2,362)	(246)
Class R2	(45,862)	(3,426)
Class R3	(5,013)	(190,190)
Class R4	(5,548)	(702)
Class R5	(93,097)	(10,095)
Class R6	(4,631,941)	(575,652)

	(4,783,823)	(780,311)

Fund share transactions

Net proceeds from shares sold	7,560,098	17,302,341
Net asset value of shares issued in reinvestment of dividends and distributions	4,783,050	780,311
Cost of shares purchased	(20,159,482)	(10,890,337)

Net increase (decrease) in net assets from Fund share transactions	(7,816,334)	7,192,315

Total increase (decrease)	(15,300,465)	16,758,814

Net Assets:

Beginning of year	46,359,495	29,600,681

End of year	$31,059,030	$46,359,495

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.56	$11.34	$11.47	$11.91	$10.97
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.09	0.17	0.14	0.11
Net realized and unrealized gain (loss) on investment transactions	(1.25)	3.32	0.27	(0.04)	1.02
Total from investment operations	(0.93)	3.41	0.44	0.10	1.13
Less Dividends and Distributions:
Dividends from net investment income	(0.90)	(0.11)	(0.18)	(0.24)	(0.18)
Distributions from net realized gains	(0.94)	(0.08)	(0.39)	(0.30)	(0.01)
Total dividends and distributions	(1.84)	(0.19)	(0.57)	(0.54)	(0.19)
Net asset value, end of year	$11.79	$14.56	$11.34	$11.47	$11.91
Total Return(b):	(7.75)%	30.36%	3.66%	1.78%	10.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15	$19	$14	$13	$12
Average net assets (000)	$18	$17	$13	$12	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.68%	0.69%	0.62%
Expenses before waivers and/or expense reimbursement	21.60%	40.37%	98.28%	96.93%	110.92%
Net investment income (loss)	2.44%	0.69%	1.54%	1.26%	0.96%
Portfolio turnover rate(d)	50%	38%	47%	31%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    155

Prudential Day One 2045 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.59	$11.36	$11.49	$11.94	$10.98
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.11	0.03	0.09	0.13
Net realized and unrealized gain (loss) on investment transactions	(1.24)	3.34	0.44	0.03	1.04
Total from investment operations	(0.91)	3.45	0.47	0.12	1.17
Less Dividends and Distributions:
Dividends from net investment income	(0.93)	(0.14)	(0.21)	(0.27)	(0.20)
Distributions from net realized gains	(0.94)	(0.08)	(0.39)	(0.30)	(0.01)
Total dividends and distributions	(1.87)	(0.22)	(0.60)	(0.57)	(0.21)
Net asset value, end of year	$11.81	$14.59	$11.36	$11.49	$11.94
Total Return(b):	(7.56)%	30.67%	3.92%	1.99%	10.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$316	$341	$220	$98	$27
Average net assets (000)	$369	$235	$152	$58	$17
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.43%	0.44%	0.38%
Expenses before waivers and/or expense reimbursement	2.07%	3.78%	10.18%	21.72%	78.26%
Net investment income (loss)	2.53%	0.83%	0.24%	0.78%	1.09%
Portfolio turnover rate(d)	50%	38%	47%	31%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.60	$11.37	$11.50	$11.94	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.21	0.18	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.96)	3.33	0.28	(0.03)	1.03
Total from investment operations	(0.89)	3.47	0.49	0.15	1.18
Less Dividends and Distributions:
Dividends from net investment income	(0.95)	(0.16)	(0.23)	(0.29)	(0.22)
Distributions from net realized gains	(0.94)	(0.08)	(0.39)	(0.30)	(0.01)
Total dividends and distributions	(1.89)	(0.24)	(0.62)	(0.59)	(0.23)
Net asset value, end of year	$11.82	$14.60	$11.37	$11.50	$11.94
Total Return(b):	(7.43)%	30.83%	4.07%	2.26%	10.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36	$12,568	$8,750	$7,639	$5,927
Average net assets (000)	$301	$10,686	$7,880	$6,657	$4,901
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.28%	0.28%	0.28%	0.29%	0.22%
Expenses before waivers and/or expense reimbursement	2.13%	0.81%	1.51%	1.80%	2.11%
Net investment income (loss)	0.58%	1.07%	1.90%	1.58%	1.33%
Portfolio turnover rate(d)	50%	38%	47%	31%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    157

Prudential Day One 2045 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.61	$11.37	$11.50	$11.95	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.16	0.22	0.23	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.25)	3.33	0.28	(0.08)	0.95
Total from investment operations	(0.87)	3.49	0.50	0.15	1.19
Less Dividends and Distributions:
Dividends from net investment income	(0.97)	(0.17)	(0.24)	(0.30)	(0.23)
Distributions from net realized gains	(0.94)	(0.08)	(0.39)	(0.30)	(0.01)
Total dividends and distributions	(1.91)	(0.25)	(0.63)	(0.60)	(0.24)
Net asset value, end of year	$11.83	$14.61	$11.37	$11.50	$11.95
Total Return(b):	(7.31)%	31.03%	4.19%	2.29%	10.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46	$42	$32	$31	$458
Average net assets (000)	$42	$37	$30	$217	$361
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.18%	0.18%	0.18%	0.20%	0.13%
Expenses before waivers and/or expense reimbursement	9.50%	18.71%	44.47%	6.89%	5.30%
Net investment income (loss)	2.88%	1.19%	2.02%	2.01%	2.04%
Portfolio turnover rate(d)	50%	38%	47%	31%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.63	$11.39	$11.51	$11.96	$11.01
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.17	0.16	0.18	0.14
Net realized and unrealized gain (loss) on investment transactions	(1.25)	3.33	0.36	(0.02)	1.06
Total from investment operations	(0.86)	3.50	0.52	0.16	1.20
Less Dividends and Distributions:
Dividends from net investment income	(0.98)	(0.18)	(0.25)	(0.31)	(0.24)
Distributions from net realized gains	(0.94)	(0.08)	(0.39)	(0.30)	(0.01)
Total dividends and distributions	(1.92)	(0.26)	(0.64)	(0.61)	(0.25)
Net asset value, end of year	$11.85	$14.63	$11.39	$11.51	$11.96
Total Return(b):	(7.20)%	31.10%	4.34%	2.41%	11.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$786	$650	$407	$174	$51
Average net assets (000)	$703	$525	$265	$101	$19
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.08%	0.08%	0.08%	0.09%	0.04%
Expenses before waivers and/or expense reimbursement	1.11%	1.84%	6.12%	12.95%	67.28%
Net investment income (loss)	2.96%	1.27%	1.48%	1.62%	1.24%
Portfolio turnover rate(d)	50%	38%	47%	31%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    159

Prudential Day One 2045 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.66	$11.41	$11.53	$11.99	$11.03
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.18	0.21	0.22	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.27)	3.35	0.32	(0.05)	1.04
Total from investment operations	(0.85)	3.53	0.53	0.17	1.23
Less Dividends and Distributions:
Dividends from net investment income	(1.00)	(0.20)	(0.26)	(0.33)	(0.26)
Distributions from net realized gains	(0.94)	(0.08)	(0.39)	(0.30)	(0.01)
Total dividends and distributions	(1.94)	(0.28)	(0.65)	(0.63)	(0.27)
Net asset value, end of year	$11.87	$14.66	$11.41	$11.53	$11.99
Total Return(b):	(7.12)%	31.31%	4.49%	2.50%	11.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,859	$32,739	$20,178	$9,601	$7,129
Average net assets (000)	$34,127	$28,077	$11,758	$8,229	$5,157
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.07)%	(0.07)%	(0.07)%	(0.06)%	(0.12)%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	1.11%	1.43%	1.77%
Net investment income (loss)	3.17%	1.40%	1.89%	1.99%	1.63%
Portfolio turnover rate(e)	50%	38%	47%	31%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	30,350	$277,701
PGIM Global Real Estate Fund (Class R6)	38,989	798,115
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	81,245	997,685
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	57,117	601,445
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	121,994	1,299,238
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	355,327	4,278,132
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	294,814	5,144,509
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	153,445	1,649,535
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	196,461	3,308,404
PGIM TIPS Fund (Class R6)	29,797	281,288
PGIM Total Return Bond Fund (Class R6)	106,209	1,352,038

TOTAL LONG-TERM INVESTMENTS
(cost $17,520,921)		19,988,090

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $48,096)	48,096	48,096

TOTAL INVESTMENTS 100.2%
(cost $17,569,017)(wd)		20,036,186
Liabilities in excess of other assets (0.2)%		(32,214)

NET ASSETS 100.0%		$20,003,972

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    161

Prudential Day One 2050 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$19,988,090	$—	$—
Short-Term Investment
Affiliated Mutual Fund	48,096	—	—

Total	$20,036,186	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	25.7%
International Developed Markets	21.4
Broad Market	16.5
Mid Cap	8.2
Total Return Bond	6.8
Emerging Markets	6.5
Small Cap	5.0
Real Estate	4.0
Commodity	3.0

TIPS	1.4%
Core Bond	1.4
Short Term	0.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $17,569,017)	$20,036,186
Receivable for investments sold	194,568
Due from Manager	14,195
Receivable for Fund shares sold	3,210
Prepaid expenses	65

Total Assets	20,248,224

Liabilities

Payable for investments purchased	133,952
Payable for Fund shares purchased	64,702
Audit fee payable	17,500
Custodian and accounting fees payable	14,855
Accrued expenses and other liabilities	11,988
Trustees’ fees payable	800
Affiliated transfer agent fee payable	368
Distribution fee payable	87

Total Liabilities	244,252

Net Assets	$20,003,972

Net assets were comprised of:
Shares of beneficial interest, at par	$1,610
Paid-in capital in excess of par	17,683,270
Total distributable earnings (loss)	2,319,092

Net assets, July 31, 2022	$20,003,972

See Notes to Financial Statements.

Prudential Day One Funds    163

Prudential Day One 2050 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($46,638 ÷ 3,785 shares of beneficial interest issued and outstanding)	$12.32

Class R2

Net asset value, offering price and redemption price per share, ($336,626 ÷ 27,240 shares of beneficial interest issued and outstanding)	$12.36

Class R3

Net asset value, offering price and redemption price per share, ($15,309 ÷ 1,236 shares of beneficial interest issued and outstanding)	$12.38

Class R4

Net asset value, offering price and redemption price per share, ($88,837 ÷ 7,185 shares of beneficial interest issued and outstanding)	$12.36

Class R5

Net asset value, offering price and redemption price per share, ($1,170,382 ÷ 94,460 shares of beneficial interest issued and outstanding)	$12.39

Class R6

Net asset value, offering price and redemption price per share, ($18,346,180 ÷ 1,476,519 shares of beneficial interest issued and outstanding)	$12.43

    Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$778,915

Expenses
Management fee	5,112
Distribution fee(a)	9,428
Shareholder servicing fees (including affiliated expense of $3,072)(a)	3,072
Custodian and accounting fees	63,472
Registration fees(a)	23,551
Legal fees and expenses	20,485
Audit fee	17,500
Transfer agent’s fees and expenses (including affiliated expense of $8,360)(a)	10,919
Trustees’ fees	9,697
Shareholders’ reports	7,689
Pricing fees	2,974
Miscellaneous	12,309

Total expenses	186,208
Less: Fee waiver and/or expense reimbursement(a)	(183,906)

Net expenses	2,302

Net investment income (loss)	776,613

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	104,153
Net capital gain distributions received	2,390,590

2,494,743

Net change in unrealized appreciation (depreciation) on investments	(5,130,592)

Net gain (loss) on investment transactions	(2,635,849)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,859,236)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	230	9,117	81	—	—	—
Shareholder servicing fees	9	2,938	82	43	—	—
Registration fees	3,667	5,017	3,667	3,667	3,667	3,866
Transfer agent’s fees and expenses	131	6,289	475	139	2,002	1,883
Fee waiver and/or expense reimbursement	(3,979)	(26,322)	(4,502)	(4,081)	(11,324)	(133,698)

See Notes to Financial Statements.

Prudential Day One Funds    165

Prudential Day One 2050 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$776,613	$311,105
Net realized gain (loss) on investment transactions	104,153	338,645
Net capital gain distributions received	2,390,590	140,644
Net change in unrealized appreciation (depreciation) on investments	(5,130,592)	6,243,431

Net increase (decrease) in net assets resulting from operations	(1,859,236)	7,033,825

Dividends and Distributions
Distributions from distributable earnings
Class R1	(4,665)	(516)
Class R2	(548,421)	(63,192)
Class R3	(1,580)	(54,169)
Class R4	(8,931)	(286)
Class R5	(132,318)	(18,148)
Class R6	(2,251,618)	(365,778)

	(2,947,533)	(502,089)

Fund share transactions
Net proceeds from shares sold	7,235,003	10,483,224
Net asset value of shares issued in reinvestment of dividends and distributions	2,947,533	502,089
Cost of shares purchased	(14,151,785)	(7,920,055)

Net increase (decrease) in net assets from Fund share transactions	(3,969,249)	3,065,258

Total increase (decrease)	(8,776,018)	9,596,994

Net Assets:

Beginning of year	28,779,990	19,182,996

End of year	$20,003,972	$28,779,990

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.87	$11.49	$11.59	$11.92	$10.95
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.07	0.08	0.13	0.11
Net realized and unrealized gain (loss) on investment transactions	(1.36)	3.51	0.31	(0.02)	1.05
Total from investment operations	(1.06)	3.58	0.39	0.11	1.16
Less Dividends and Distributions:
Dividends from net investment income	(0.91)	(0.12)	(0.19)	(0.25)	(0.18)
Distributions from net realized gains	(0.58)	(0.08)	(0.30)	(0.19)	(0.01)
Total dividends and distributions	(1.49)	(0.20)	(0.49)	(0.44)	(0.19)
Net asset value, end of year	$12.32	$14.87	$11.49	$11.59	$11.92
Total Return(b):	(8.23)%	31.41%	3.24%	1.61%	10.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47	$44	$33	$166	$142
Average net assets (000)	$46	$37	$54	$145	$122
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.67%	0.67%	0.68%	0.61%
Expenses before waivers and/or expense reimbursement	9.34%	18.74%	26.33%	11.03%	15.48%
Net investment income (loss)	2.18%	0.55%	0.69%	1.11%	0.95%
Portfolio turnover rate(d)	59%	39%	42%	30%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds     167

Prudential Day One 2050 Fund

Financial Highlights   (continued)

Class R2 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.90	$11.51	$11.59	$11.93	$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.50	0.11	0.17	0.15	0.03
Net realized and unrealized gain (loss) on investment transactions	(1.51)	3.51	0.26	(0.03)	1.16
Total from investment operations	(1.01)	3.62	0.43	0.12	1.19
Less Dividends and Distributions:
Dividends from net investment income	(0.95)	(0.15)	(0.21)	(0.27)	(0.21)
Distributions from net realized gains	(0.58)	(0.08)	(0.30)	(0.19)	(0.01)
Total dividends and distributions	(1.53)	(0.23)	(0.51)	(0.46)	(0.22)
Net asset value, end of year	$12.36	$14.90	$11.51	$11.59	$11.93
Total Return(b):	(7.92)%	31.72%	3.53%	1.83%	10.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$337	$5,209	$3,110	$1,951	$982
Average net assets (000)	$3,647	$4,026	$2,447	$1,348	$284
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.42%	0.42%	0.43%	0.41%
Expenses before waivers and/or expense reimbursement	1.15%	1.28%	2.57%	3.75%	8.52%
Net investment income (loss)	3.51%	0.81%	1.53%	1.33%	0.26%
Portfolio turnover rate(d)	59%	39%	42%	30%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Financial Highlights   (continued)

Class R3 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.93	$11.53	$11.61	$11.95	$10.97
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.13	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investment transactions	(1.06)	3.51	0.28	- (b)	1.10
Total from investment operations	(1.00)	3.64	0.44	0.14	1.22
Less Dividends and Distributions:
Dividends from net investment income	(0.97)	(0.16)	(0.22)	(0.29)	(0.23)
Distributions from net realized gains	(0.58)	(0.08)	(0.30)	(0.19)	(0.01)
Total dividends and distributions	(1.55)	(0.24)	(0.52)	(0.48)	(0.24)
Net asset value, end of year	$12.38	$14.93	$11.53	$11.61	$11.95
Total Return(c):	(7.83)%	31.93%	3.65%	2.01%	11.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15	$4,071	$2,212	$1,074	$347
Average net assets (000)	$81	$3,123	$1,564	$655	$162
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.27%	0.27%	0.27%	0.28%	0.24%
Expenses before waivers and/or expense reimbursement	5.80%	1.15%	2.70%	4.43%	12.24%
Net investment income (loss)	0.52%	0.97%	1.45%	1.22%	1.01%
Portfolio turnover rate(e)	59%	39%	42%	30%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    169

Prudential Day One 2050 Fund

Financial Highlights   (continued)

Class R4 Shares

	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.91	$11.51	$11.59	$11.95	$10.98
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.15	0.22	1.53	0.14
Net realized and unrealized gain (loss) on investment transactions	(1.12)	3.50	0.24	(1.40)	1.08
Total from investment operations	(0.99)	3.65	0.46	0.13	1.22
Less Dividends and Distributions:
Dividends from net investment income	(0.98)	(0.17)	(0.24)	(0.30)	(0.24)
Distributions from net realized gains	(0.58)	(0.08)	(0.30)	(0.19)	(0.01)
Total dividends and distributions	(1.56)	(0.25)	(0.54)	(0.49)	(0.25)
Net asset value, end of year	$12.36	$14.91	$11.51	$11.59	$11.95
Total Return(b):	(7.79)%	32.10%	3.81%	1.95%	11.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$89	$17	$13	$12	$160
Average net assets (000)	$59	$15	$12	$68	$113
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.18%	0.17%	0.17%	0.19%	0.12%
Expenses before waivers and/or expense reimbursement	7.09%	43.52%	106.71%	19.83%	15.66%
Net investment income (loss)	0.98%	1.12%	1.94%	13.14%	1.24%
Portfolio turnover rate(d)	59%	39%	42%	30%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.94	$11.54	$11.62	$11.96	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.16	0.24	0.20	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.36)	3.51	0.23	(0.03)	1.16
Total from investment operations	(0.97)	3.67	0.47	0.17	1.23
Less Dividends and Distributions:
Dividends from net investment income	(1.00)	(0.19)	(0.25)	(0.32)	(0.25)
Distributions from net realized gains	(0.58)	(0.08)	(0.30)	(0.19)	(0.01)
Total dividends and distributions	(1.58)	(0.27)	(0.55)	(0.51)	(0.26)
Net asset value, end of year	$12.39	$14.94	$11.54	$11.62	$11.96
Total Return(b):	(7.63)%	32.13%	3.90%	2.24%	11.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,170	$1,149	$778	$732	$560
Average net assets (000)	$1,196	$950	$725	$608	$176
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.08%	0.07%	0.07%	0.08%	0.06%
Expenses before waivers and/or expense reimbursement	1.03%	1.44%	3.47%	4.47%	10.80%
Net investment income (loss)	2.87%	1.19%	2.11%	1.73%	0.56%
Portfolio turnover rate(d)	59%	39%	42%	30%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    171

Prudential Day One 2050 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.98	$11.57	$11.64	$11.99	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.18	0.24	0.20	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.36)	3.52	0.26	(0.03)	1.08
Total from investment operations	(0.95)	3.70	0.50	0.17	1.27
Less Dividends and Distributions:
Dividends from net investment income	(1.02)	(0.21)	(0.27)	(0.33)	(0.27)
Distributions from net realized gains	(0.58)	(0.08)	(0.30)	(0.19)	(0.01)
Total dividends and distributions	(1.60)	(0.29)	(0.57)	(0.52)	(0.28)
Net asset value, end of year	$12.43	$14.98	$11.57	$11.64	$11.99
Total Return(b):	(7.47)%	32.33%	4.11%	2.33%	11.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,346	$18,291	$13,037	$7,037	$3,884
Average net assets (000)	$20,531	$17,795	$8,309	$5,316	$2,964
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.07)%	(0.08)%	(0.08)%	(0.07)%	(0.13)%
Expenses before waivers and/or expense reimbursement	0.58%	0.63%	1.67%	2.60%	4.62%
Net investment income (loss)	2.98%	1.33%	2.13%	1.75%	1.64%
Portfolio turnover rate(e)	59%	39%	42%	30%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Global Real Estate Fund (Class R6)	13,797	$282,421
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	28,752	353,070
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	20,197	212,673
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	49,705	529,359
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	134,005	1,613,424
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	103,621	1,808,190
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	57,985	623,341
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	69,518	1,170,676
PGIM Total Return Bond Fund (Class R6)	37,590	478,518

TOTAL LONG-TERM INVESTMENTS (cost $5,874,802)		7,071,672

SHORT-TERM INVESTMENT 0.5%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $36,493)	36,493	36,493

TOTAL INVESTMENTS 100.4%
(cost $5,911,295)(wd)		7,108,165
Liabilities in excess of other assets (0.4)%		(30,893)

NET ASSETS 100.0%		$7,077,272

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    173

Prudential Day One 2055 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$7,071,672	$—	$—
Short-Term Investment
Affiliated Mutual Fund	36,493	—	—

Total	$7,108,165	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	25.5%
International Developed Markets	22.8
Broad Market	16.5
Mid Cap	8.8
Emerging Markets	7.5
Total Return Bond	6.8
Small Cap	5.0
Real Estate	4.0

Commodity	3.0%
Short Term	0.5

100.4
Liabilities in excess of other assets	(0.4)

100.0%

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $5,911,295)	$7,108,165
Receivable for investments sold	39,028
Due from Manager	13,969
Receivable for Fund shares sold	2,948
Prepaid expenses	65

Total Assets	7,164,175

Liabilities

Payable for investments purchased	41,738
Audit fee payable	17,500
Custodian and accounting fees payable	14,865
Accrued expenses and other liabilities	6,093
Legal fees and expenses payable	5,478
Trustees’ fees payable	800
Affiliated transfer agent fee payable	331
Distribution fee payable	64
Payable for Fund shares purchased	34

Total Liabilities	86,903

Net Assets	$7,077,272

Net assets were comprised of:
Shares of beneficial interest, at par	$684
Paid-in capital in excess of par	6,442,961
Total distributable earnings (loss)	633,627

Net assets, July 31, 2022	$7,077,272

See Notes to Financial Statements.

Prudential Day One Funds    175

Prudential Day One 2055 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($16,582 ÷ 1,613 shares of beneficial interest issued and outstanding)	$10.28

Class R2

Net asset value, offering price and redemption price per share, ($277,864 ÷ 26,939 shares of beneficial interest issued and outstanding)	$10.31

Class R3

Net asset value, offering price and redemption price per share, ($14,508 ÷ 1,406 shares of beneficial interest issued and outstanding)	$10.32

Class R4

Net asset value, offering price and redemption price per share, ($19,644 ÷ 1,902 shares of beneficial interest issued and outstanding)	$10.33

Class R5

Net asset value, offering price and redemption price per share, ($367,112 ÷ 35,484 shares of beneficial interest issued and outstanding)	$10.35

Class R6

Net asset value, offering price and redemption price per share, ($6,381,562 ÷ 616,902 shares of beneficial interest issued and outstanding)	$10.34

    Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$262,961

Expenses
Management fee	1,830
Distribution fee(a)	1,033
Shareholder servicing fees (including affiliated expense of $167)(a)	167
Custodian and accounting fees	63,575
Registration fees(a)	24,892
Legal fees and expenses	20,457
Audit fee	17,500
Trustees’ fees	9,610
Shareholders’ reports	8,091
Transfer agent’s fees and expenses (including affiliated expense of $2,715)(a)	4,409
Pricing fees	3,005
Miscellaneous	12,122

Total expenses	166,691

Less: Fee waiver and/or expense reimbursement(a)	(171,600)

Net expenses	(4,909)

Net investment income (loss)	267,870

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	1,303,319
Net capital gain distributions received	832,907

2,136,226

Net change in unrealized appreciation (depreciation) on investments	(3,204,259)

Net gain (loss) on investment transactions	(1,068,033)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(800,163)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	88	779	166	—	—	—
Shareholder servicing fees	2	—	165	—	—	—
Registration fees	3,607	6,657	3,607	3,607	3,607	3,807
Transfer agent’s fees and expenses	83	1,122	782	74	701	1,647
Fee waiver and/or expense reimbursement	(3,929)	(11,927)	(5,914)	(3,921)	(8,862)	(137,047)

See Notes to Financial Statements.

Prudential Day One Funds    177

Prudential Day One 2055 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$267,870	$159,997
Net realized gain (loss) on investment transactions	1,303,319	182,822
Net capital gain distributions received	832,907	77,612
Net change in unrealized appreciation (depreciation) on investments	(3,204,259)	3,560,803

Net increase (decrease) in net assets resulting from operations	(800,163)	3,981,234

Dividends and Distributions
Distributions from distributable earnings
Class R1	(4,484)	(257)
Class R2	(78,926)	(3,101)
Class R3	(3,581)	(119,572)
Class R4	(4,368)	(308)
Class R5	(82,969)	(3,582)
Class R6	(2,244,650)	(164,160)

	(2,418,978)	(290,980)

Fund share transactions
Net proceeds from shares sold	3,122,750	5,230,198
Net asset value of shares issued in reinvestment of dividends and distributions	2,418,978	290,980
Cost of shares purchased	(11,063,042)	(4,016,070)

Net increase (decrease) in net assets from Fund share transactions	(5,521,314)	1,505,108

Total increase (decrease)	(8,740,455)	5,195,362

Net Assets:

Beginning of year	15,817,727	10,622,365

End of year	$7,077,272	$15,817,727

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.78	$11.33	$11.52	$12.10	$11.07
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.08	0.18	0.14	0.10
Net realized and unrealized gain (loss) on investment transactions	(1.10)	3.58	0.18	(0.15)	1.12
Total from investment operations	(0.84)	3.66	0.36	(0.01)	1.22
Less Dividends and Distributions:
Dividends from net investment income	(0.91)	(0.11)	(0.19)	(0.24)	(0.19)
Distributions from net realized gains	(2.75)	(0.10)	(0.36)	(0.33)	-
Total dividends and distributions	(3.66)	(0.21)	(0.55)	(0.57)	(0.19)
Net asset value, end of year	$10.28	$14.78	$11.33	$11.52	$12.10
Total Return(b):	(8.47)%	32.63%	2.89%	0.89%	11.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17	$18	$14	$15	$15
Average net assets (000)	$18	$16	$14	$15	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.67%	0.66%	0.65%	0.66%	0.61%
Expenses before waivers and/or expense reimbursement	22.90%	42.22%	93.51%	81.24%	110.87%
Net investment income (loss)	2.17%	0.57%	1.62%	1.22%	0.87%
Portfolio turnover rate(d)	60%	37%	45%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    179

Prudential Day One 2055 Fund

Financial Highlights   (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.82	$11.36	$11.54	$12.12	$11.09
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.10	0.14	0.12	0.10
Net realized and unrealized gain (loss) on investment transactions	(1.11)	3.60	0.25	(0.10)	1.15
Total from investment operations	(0.82)	3.70	0.39	0.02	1.25
Less Dividends and Distributions:
Dividends from net investment income	(0.94)	(0.14)	(0.21)	(0.27)	(0.22)
Distributions from net realized gains	(2.75)	(0.10)	(0.36)	(0.33)	-
Total dividends and distributions	(3.69)	(0.24)	(0.57)	(0.60)	(0.22)
Net asset value, end of year	$10.31	$14.82	$11.36	$11.54	$12.12
Total Return(b):	(8.28)%	32.93%	3.19%	1.19%	11.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$278	$305	$142	$63	$36
Average net assets (000)	$311	$188	$83	$43	$23
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.42%	0.41%	0.40%	0.41%	0.37%
Expenses before waivers and/or expense reimbursement	4.25%	6.37%	19.04%	30.82%	58.64%
Net investment income (loss)	2.40%	0.73%	1.28%	1.05%	0.86%
Portfolio turnover rate(d)	60%	37%	45%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Financial Highlights   (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.82	$11.36	$11.55	$12.13	$11.10
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.13	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.80)	3.59	0.20	(0.14)	1.12
Total from investment operations	(0.78)	3.72	0.40	0.04	1.27
Less Dividends and Distributions:
Dividends from net investment income	(0.97)	(0.16)	(0.23)	(0.29)	(0.24)
Distributions from net realized gains	(2.75)	(0.10)	(0.36)	(0.33)	-
Total dividends and distributions	(3.72)	(0.26)	(0.59)	(0.62)	(0.24)
Net asset value, end of year	$10.32	$14.82	$11.36	$11.55	$12.13
Total Return(b):	(8.03)%	33.09%	3.26%	1.37%	11.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15	$7,549	$4,867	$3,699	$2,791
Average net assets (000)	$166	$6,237	$4,140	$3,177	$2,323
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.25%	0.26%	0.25%	0.26%	0.21%
Expenses before waivers and/or expense reimbursement	3.82%	1.52%	2.92%	3.70%	4.29%
Net investment income (loss)	0.15%	0.95%	1.83%	1.59%	1.26%
Portfolio turnover rate(d)	60%	37%	45%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    181

Prudential Day One 2055 Fund

Financial Highlights   (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.84	$11.37	$11.56	$12.14	$11.11
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.14	0.22	0.26	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.09)	3.60	0.19	(0.21)	1.12
Total from investment operations	(0.78)	3.74	0.41	0.05	1.28
Less Dividends and Distributions:
Dividends from net investment income	(0.98)	(0.17)	(0.24)	(0.30)	(0.25)
Distributions from net realized gains	(2.75)	(0.10)	(0.36)	(0.33)	-
Total dividends and distributions	(3.73)	(0.27)	(0.60)	(0.63)	(0.25)
Net asset value, end of year	$10.33	$14.84	$11.37	$11.56	$12.14
Total Return(b):	(8.01)%	33.27%	3.38%	1.49%	11.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20	$17	$13	$13	$66
Average net assets (000)	$18	$15	$12	$33	$56
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.17%	0.16%	0.15%	0.17%	0.11%
Expenses before waivers and/or expense reimbursement	22.13%	43.43%	106.71%	37.86%	26.45%
Net investment income (loss)	2.54%	1.07%	2.02%	2.20%	1.34%
Portfolio turnover rate(d)	60%	37%	45%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Financial Highlights   (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.86	$11.38	$11.56	$12.15	$11.12
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.15	0.24	0.14	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.11)	3.61	0.19	(0.09)	1.13
Total from investment operations	(0.77)	3.76	0.43	0.05	1.29
Less Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.18)	(0.25)	(0.31)	(0.26)
Distributions from net realized gains	(2.75)	(0.10)	(0.36)	(0.33)	-
Total dividends and distributions	(3.74)	(0.28)	(0.61)	(0.64)	(0.26)
Net asset value, end of year	$10.35	$14.86	$11.38	$11.56	$12.15
Total Return(b):	(7.88)%	33.45%	3.51%	1.53%	11.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$367	$247	$136	$90	$21
Average net assets (000)	$317	$188	$111	$50	$14
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.07%	0.06%	0.05%	0.05%	0.01%
Expenses before waivers and/or expense reimbursement	2.87%	4.74%	14.21%	26.07%	96.19%
Net investment income (loss)	2.79%	1.12%	2.15%	1.20%	1.37%
Portfolio turnover rate(d)	60%	37%	45%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    183

Prudential Day One 2055 Fund

Financial Highlights   (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.86	$11.38	$11.57	$12.16	$11.13
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.17	0.22	0.21	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.12)	3.61	0.22	(0.14)	1.12
Total from investment operations	(0.75)	3.78	0.44	0.07	1.31
Less Dividends and Distributions:
Dividends from net investment income	(1.02)	(0.20)	(0.27)	(0.33)	(0.28)
Distributions from net realized gains	(2.75)	(0.10)	(0.36)	(0.33)	-
Total dividends and distributions	(3.77)	(0.30)	(0.63)	(0.66)	(0.28)
Net asset value, end of year	$10.34	$14.86	$11.38	$11.57	$12.16
Total Return(b):	(7.82)%	33.63%	3.60%	1.72%	11.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,382	$7,681	$5,451	$3,635	$2,777
Average net assets (000)	$8,322	$7,616	$4,340	$3,169	$2,185
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.08)%	(0.09)%	(0.10)%	(0.09)%	(0.13)%
Expenses before waivers and/or expense reimbursement	1.57%	1.16%	2.57%	3.36%	3.99%
Net investment income (loss)	3.01%	1.27%	2.01%	1.87%	1.62%
Portfolio turnover rate(e)	60%	37%	45%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Global Real Estate Fund (Class R6)	13,551	$277,398
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	28,238	346,762
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	19,852	209,036
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	55,253	588,446
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	138,214	1,664,101
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	99,791	1,741,349
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	59,293	637,398
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	68,282	1,149,863
PGIM Total Return Bond Fund (Class R6)	26,057	331,706

TOTAL LONG-TERM INVESTMENTS
(cost $6,386,550)		6,946,059

SHORT-TERM INVESTMENT 0.5%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $35,876)	35,876	35,876

TOTAL INVESTMENTS 100.4%
(cost $6,422,426)(wd)		6,981,935
Liabilities in excess of other assets (0.4)%		(30,373)

NET ASSETS 100.0%		$6,951,562

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    185

Prudential Day One 2060 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$6,946,059	$—	$—
Short-Term Investment
Affiliated Mutual Fund	35,876	—	—

Total	$6,981,935	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	25.0%
International Developed Markets	23.9
Broad Market	16.5
Mid Cap	9.2
Emerging Markets	8.5
Small Cap	5.0
Total Return Bond	4.8
Real Estate	4.0

Commodity	3.0%
Short Term	0.5

100.4
Liabilities in excess of other assets	(0.4)

100.0%

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $6,422,426)	$6,981,935
Receivable for investments sold	38,978
Due from Manager	14,763
Receivable for Fund shares sold	2,941
Prepaid expenses	65

Total Assets	7,038,682

Liabilities

Payable for investments purchased	39,384
Audit fee payable	17,502
Custodian and accounting fees payable	14,855
Accrued expenses and other liabilities	5,969
Legal fees and expenses payable	5,478
Payable for Fund shares purchased	2,785
Trustees’ fees payable	800
Affiliated transfer agent fee payable	298
Distribution fee payable	49

Total Liabilities	87,120

Net Assets	$6,951,562

Net assets were comprised of:
Shares of beneficial interest, at par	$537
Paid-in capital in excess of par	6,525,616
Total distributable earnings (loss)	425,409

Net assets, July 31, 2022	$6,951,562

See Notes to Financial Statements.

Prudential Day One Funds    187

Prudential Day One 2060 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($16,875 ÷ 1,316 shares of beneficial interest issued and outstanding)	$12.82

Class R2

Net asset value, offering price and redemption price per share, ($198,796 ÷ 15,460 shares of beneficial interest issued and outstanding)	$12.86

Class R3

Net asset value, offering price and redemption price per share, ($30,569 ÷ 2,371 shares of beneficial interest issued and outstanding)	$12.89

Class R4

Net asset value, offering price and redemption price per share, ($17,767 ÷ 1,377 shares of beneficial interest issued and outstanding)	$12.91

Class R5

Net asset value, offering price and redemption price per share, ($441,791 ÷ 34,180 shares of beneficial interest issued and outstanding)	$12.93

Class R6

Net asset value, offering price and redemption price per share, ($6,245,764 ÷ 482,415 shares of beneficial interest issued and outstanding)	$12.95

    Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$242,653

Expenses
Management fee	1,651
Distribution fee(a)	3,464
Shareholder servicing fees (including affiliated expense of $1,172)(a)	1,221
Custodian and accounting fees	63,503
Registration fees(a)	25,294
Legal fees and expenses	20,457
Audit fee	17,500
Trustees’ fees	9,610
Shareholders’ reports	7,642
Transfer agent’s fees and expenses (including affiliated expense of $3,739)(a)	5,371
Pricing fees	2,974
Fund data services	2,347
Miscellaneous	10,140

Total expenses	171,174
Less: Fee waiver and/or expense reimbursement(a)	(171,309)

Net expenses	(135)

Net investment income (loss)	242,788

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(182,295)
Net capital gain distributions received	776,890

594,595

Net change in unrealized appreciation (depreciation) on investments	(1,464,573)

Net gain (loss) on investment transactions	(869,978)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(627,190)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	86	3,324	54	—	—	—
Shareholder servicing fees	1	1,167	53	—	—	—
Registration fees	3,607	4,707	3,607	3,607	3,607	6,159
Transfer agent’s fees and expenses	83	2,675	201	85	631	1,696
Fee waiver and/or expense reimbursement	(3,949)	(27,071)	(4,645)	(3,953)	(9,640)	(122,051)

See Notes to Financial Statements.

Prudential Day One Funds    189

Prudential Day One 2060 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$242,788	$67,338
Net realized gain (loss) on investment transactions	(182,295)	(4,842)
Net capital gain distributions received	776,890	32,196
Net change in unrealized appreciation (depreciation) on investments	(1,464,573)	1,732,791

Net increase (decrease) in net assets resulting from operations	(627,190)	1,827,483

Dividends and Distributions
Distributions from distributable earnings
Class R1	(1,309)	(156)
Class R2	(157,325)	(15,188)
Class R3	(2,325)	(13,805)
Class R4	(1,415)	(225)
Class R5	(26,495)	(2,122)
Class R6	(548,820)	(74,351)

	(737,689)	(105,847)

Fund share transactions
Net proceeds from shares sold	3,162,413	5,619,691
Net asset value of shares issued in reinvestment of dividends and distributions	737,689	105,847
Cost of shares purchased	(4,983,698)	(1,895,876)

Net increase (decrease) in net assets from Fund share transactions	(1,083,596)	3,829,662

Total increase (decrease)	(2,448,475)	5,551,298

Net Assets:

Beginning of year	9,400,037	3,848,739

End of year	$6,951,562	$9,400,037

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.17	$11.49	$11.62	$12.06	$11.01
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.08	0.17	0.13	0.10
Net realized and unrealized gain (loss) on investment transactions	(1.46)	3.74	0.16	(0.15)	1.15
Total from investment operations	(1.17)	3.82	0.33	(0.02)	1.25
Less Dividends and Distributions:
Dividends from net investment income	(0.95)	(0.08)	(0.20)	(0.25)	(0.20)
Distributions from net realized gains	(0.23)	(0.06)	(0.26)	(0.17)	-
Total dividends and distributions	(1.18)	(0.14)	(0.46)	(0.42)	(0.20)
Net asset value, end of year	$12.82	$15.17	$11.49	$11.62	$12.06
Total Return(b):	(8.62)%	33.45%	2.70%	0.57%	11.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17	$17	$13	$12	$12
Average net assets (000)	$17	$15	$12	$12	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.66%	0.65%	0.65%	0.66%	0.61%
Expenses before waivers and/or expense reimbursement	23.66%	46.33%	114.36%	111.01%	149.96%
Net investment income (loss)	2.06%	0.56%	1.56%	1.10%	0.87%
Portfolio turnover rate(d)	64%	35%	44%	35%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    191

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R2 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.21	$11.52	$11.63	$12.08	$11.03
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.10	0.16	0.15	0.06
Net realized and unrealized gain (loss) on investment transactions	(1.66)	3.76	0.21	(0.15)	1.21
Total from investment operations	(1.14)	3.86	0.37	-(b )	1.27
Less Dividends and Distributions:
Dividends from net investment income	(0.98)	(0.11)	(0.22)	(0.28)	(0.22)
Distributions from net realized gains	(0.23)	(0.06)	(0.26)	(0.17)	-
Total dividends and distributions	(1.21)	(0.17)	(0.48)	(0.45)	(0.22)
Net asset value, end of year	$12.86	$15.21	$11.52	$11.63	$12.08
Total Return(c):	(8.37)%	33.76%	2.96%	0.79%	11.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$199	$1,755	$889	$388	$94
Average net assets (000)	$1,330	$1,291	$587	$226	$29
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.41%	0.40%	0.40%	0.41%	0.38%
Expenses before waivers and/or expense reimbursement	2.45%	3.46%	9.69%	18.79%	79.88%
Net investment income (loss)	3.57%	0.74%	1.47%	1.31%	0.51%
Portfolio turnover rate(e)	64%	35%	44%	35%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R3 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.25	$11.55	$11.65	$12.09	$11.04
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.17	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	(1.28)	3.77	0.21	(0.11)	1.16
Total from investment operations	(1.12)	3.89	0.38	0.03	1.29
Less Dividends and Distributions:
Dividends from net investment income	(1.01)	(0.13)	(0.22)	(0.30)	(0.24)
Distributions from net realized gains	(0.23)	(0.06)	(0.26)	(0.17)	-
Total dividends and distributions	(1.24)	(0.19)	(0.48)	(0.47)	(0.24)
Net asset value, end of year	$12.89	$15.25	$11.55	$11.65	$12.09
Total Return(b):	(8.28)%	33.94%	3.12%	1.05%	11.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31	$1,472	$685	$279	$121
Average net assets (000)	$55	$1,051	$450	$173	$80
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.25%	0.25%	0.25%	0.26%	0.22%
Expenses before waivers and/or expense reimbursement	8.75%	3.27%	10.14%	20.50%	53.70%
Net investment income (loss)	1.25%	0.89%	1.54%	1.25%	1.11%
Portfolio turnover rate(d)	64%	35%	44%	35%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R4 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.26	$11.56	$11.65	$12.10	$11.04
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.14	0.23	0.19	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.47)	3.76	0.17	(0.16)	1.15
Total from investment operations	(1.10)	3.90	0.40	0.03	1.31
Less Dividends and Distributions:
Dividends from net investment income	(1.02)	(0.14)	(0.23)	(0.31)	(0.25)
Distributions from net realized gains	(0.23)	(0.06)	(0.26)	(0.17)	-
Total dividends and distributions	(1.25)	(0.20)	(0.49)	(0.48)	(0.25)
Net asset value, end of year	$12.91	$15.26	$11.56	$11.65	$12.10
Total Return(b):	(8.12)%	34.14%	3.18%	1.09%	11.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18	$17	$13	$12	$13
Average net assets (000)	$17	$15	$12	$12	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.16%	0.15%	0.15%	0.16%	0.11%
Expenses before waivers and/or expense reimbursement	22.95%	44.92%	112.23%	106.19%	147.15%
Net investment income (loss)	2.60%	1.06%	2.06%	1.66%	1.35%
Portfolio turnover rate(d)	64%	35%	44%	35%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R5 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.28	$11.57	$11.66	$12.11	$11.05
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.14	0.21	0.02	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.45)	3.78	0.20	0.02	1.16
Total from investment operations	(1.09)	3.92	0.41	0.04	1.32
Less Dividends and Distributions:
Dividends from net investment income	(1.03)	(0.15)	(0.24)	(0.32)	(0.26)
Distributions from net realized gains	(0.23)	(0.06)	(0.26)	(0.17)	-
Total dividends and distributions	(1.26)	(0.21)	(0.50)	(0.49)	(0.26)
Net asset value, end of year	$12.93	$15.28	$11.57	$11.66	$12.11
Total Return(b):	(8.01)%	34.21%	3.30%	1.21%	12.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$442	$227	$95	$67	$16
Average net assets (000)	$333	$154	$84	$35	$13
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.06%	0.05%	0.05%	0.06%	0.01%
Expenses before waivers and/or expense reimbursement	2.96%	6.69%	22.80%	45.88%	140.94%
Net investment income (loss)	2.58%	1.02%	1.91%	0.15%	1.39%
Portfolio turnover rate(d)	64%	35%	44%	35%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    195

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.31	$11.58	$11.66	$12.11	$11.06
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.15	0.24	0.22	0.22
Net realized and unrealized gain (loss) on investment transactions	(1.47)	3.81	0.18	(0.16)	1.11
Total from investment operations	(1.07)	3.96	0.42	0.06	1.33
Less Dividends and Distributions:
Dividends from net investment income	(1.06)	(0.17)	(0.24)	(0.34)	(0.28)
Distributions from net realized gains	(0.23)	(0.06)	(0.26)	(0.17)	-
Total dividends and distributions	(1.29)	(0.23)	(0.50)	(0.51)	(0.28)
Net asset value, end of year	$12.95	$15.31	$11.58	$11.66	$12.11
Total Return(b):	(7.93)%	34.50%	3.46%	1.39%	12.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,246	$5,912	$2,154	$1,424	$452
Average net assets (000)	$6,501	$4,213	$1,657	$981	$266
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.09)%	(0.10)%	(0.10)%	(0.09)%	(0.14)%
Expenses before waivers and/or expense reimbursement	1.79%	2.32%	7.79%	14.67%	42.30%
Net investment income (loss)	2.85%	1.11%	2.09%	1.90%	1.84%
Portfolio turnover rate(e)	64%	35%	44%	35%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Global Real Estate Fund (Class R6)	894	$18,300
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	1,863	22,876
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	1,310	13,790
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	3,815	40,625
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	9,499	114,364
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	6,583	114,876
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	3,912	42,048
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	4,504	75,856
PGIM Total Return Bond Fund (Class R6)	1,218	15,500

TOTAL LONG-TERM INVESTMENTS (cost $446,221)		458,235

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $277)	277	277

TOTAL INVESTMENTS 100.0% (cost $446,498)(wd)		458,512
Other assets in excess of liabilities 0.0%		86

NET ASSETS 100.0%		$458,598

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds    197

Prudential Day One 2065 Fund

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$458,235	$—	$—
Short-Term Investment
Affiliated Mutual Fund	277	—	—

Total	$458,512	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

Large Cap	25.0%
International Developed Markets	24.9
Broad Market	16.5
Mid Cap	9.2
Emerging Markets	8.9
Small Cap	5.0
Real Estate	4.0
Total Return Bond	3.4

Commodity	3.0%
Short Term	0.1

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Affiliated investments (cost $446,498)	$458,512
Due from Manager	45,263
Receivable for investments sold	2,417
Receivable for Fund shares sold	263
Prepaid expenses	65

Total Assets	506,520

Liabilities

Audit fee payable	17,500
Custodian and accounting fees payable	15,866
Legal fees and expenses payable	5,478
Shareholders’ reports payable	3,464
Payable for investments purchased	2,672
Accrued expenses and other liabilities	1,952
Trustees’ fees payable	800
Affiliated transfer agent fee payable	166
Distribution fee payable	23
Payable for Fund shares purchased	1

Total Liabilities	47,922

Net Assets	$458,598

Net assets were comprised of:
Shares of beneficial interest, at par	$42
Paid-in capital in excess of par	464,491
Total distributable earnings (loss)	(5,935)

Net assets, July 31, 2022	$458,598

See Notes to Financial Statements.

Prudential Day One Funds    199

Prudential Day One 2065 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2022

Class R1

Net asset value, offering price and redemption price per share, ($11,755 ÷ 1,089 shares of beneficial interest issued and outstanding)	$10.80

Class R2

Net asset value, offering price and redemption price per share, ($72,883 ÷ 6,736 shares of beneficial interest issued and outstanding)	$10.82

Class R3

Net asset value, offering price and redemption price per share, ($11,879 ÷ 1,097 shares of beneficial interest issued and outstanding)	$10.83

Class R4

Net asset value, offering price and redemption price per share, ($11,910 ÷ 1,099 shares of beneficial interest issued and outstanding)	$10.84

Class R5

Net asset value, offering price and redemption price per share, ($14,187 ÷ 1,308 shares of beneficial interest issued and outstanding)	$10.85

Class R6

Net asset value, offering price and redemption price per share, ($335,984 ÷ 30,930 shares of beneficial interest issued and outstanding)	$10.86

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$14,359

Expenses
Management fee	111
Distribution fee(a)	239
Custodian and accounting fees	65,656
Registration fees(a)	26,456
Legal fees and expenses	20,625
Audit fee	17,500
Trustees’ fees	9,600
Shareholders’ reports	7,917
Pricing fees	2,974
Transfer agent’s fees and expenses (including affiliated expense of $ 907)(a)	1,466
Miscellaneous	11,287

Total expenses	163,831
Less: Fee waiver and/or expense reimbursement(a)	(163,828)

Net expenses	3

Net investment income (loss)	14,356

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(33,758)
Net capital gain distributions received	45,678

11,920

Net change in unrealized appreciation (depreciation) on investments	(87,127)

Net gain (loss) on investment transactions	(75,207)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(60,851)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	63	163	13	—	—	—
Registration fees	4,201	5,451	4,201	4,201	4,201	4,201
Transfer agent’s fees and expenses	50	607	46	46	101	616
Fee waiver and/or expense reimbursement	(7,333)	(22,253)	(7,356)	(7,361)	(7,833)	(111,692)

See Notes to Financial Statements.

Prudential Day One Funds    201

Prudential Day One 2065 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$14,356	$3,645
Net realized gain (loss) on investment transactions	(33,758)	2,046
Net capital gain distributions received	45,678	1,603
Net change in unrealized appreciation (depreciation) on investments	(87,127)	94,652

Net increase (decrease) in net assets resulting from operations	(60,851)	101,946

Dividends and Distributions

Distributions from distributable earnings
Class R1	(960)	(59)
Class R2	(4,378)	(136)
Class R3	(1,014)	(97)
Class R4	(1,027)	(107)
Class R5	(1,151)	(129)
Class R6	(33,620)	(3,223)

	(42,150)	(3,751)

Fund share transactions
Net proceeds from shares sold	297,697	551,887
Net asset value of shares issued in reinvestment of dividends and distributions	42,150	3,751
Cost of shares purchased	(300,637)	(323,751)

Net increase (decrease) in net assets from Fund share transactions	39,210	231,887

Total increase (decrease)	(63,791)	330,082

Net Assets:

Beginning of year	522,389	192,307

End of year	$458,598	$522,389

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Financial Highlights

Class R1 Shares
	Year Ended July 31,		December 16, 2019(a) through July 31, 2020
	2022	2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.74	$9.56	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.06	0.02
Net realized and unrealized gain (loss) on investment transactions	(1.25)	3.18	(0.41)
Total from investment operations	(0.99)	3.24	(0.39)
Less Dividends and Distributions:
Dividends from net investment income	(0.79)	(0.05)	(0.05)
Distributions from net realized gains	(0.16)	(0.01)	-
Total dividends and distributions	(0.95)	(0.06)	(0.05)
Net asset value, end of period	$10.80	$12.74	$9.56
Total Return(c):	(8.61)%	33.98%	(3.96)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12	$13	$10
Average net assets (000)	$13	$11	$9
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	0.65%	0.65	%(e)
Expenses before waivers and/or expense reimbursement	59.08%	96.73%	485.07	%(e)
Net investment income (loss)	2.16%	0.55%	0.32	%(e)
Portfolio turnover rate(f)	67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    203

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R2 Shares
	Year Ended July 31,		December 16, 2019(a) through July 31, 2020
	2022	2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.77	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.07	0.03
Net realized and unrealized gain (loss) on investment transactions	(1.20)	3.20	(0.40)
Total from investment operations	(0.97)	3.27	(0.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.82)	(0.07)	(0.05)
Distributions from net realized gains	(0.16)	(0.01)	-
Total dividends and distributions	(0.98)	(0.08)	(0.05)
Net asset value, end of period	$10.82	$12.77	$9.58
Total Return(c):	(8.45)%	34.30%	(3.75)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$73	$36	$12
Average net assets (000)	$65	$22	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.41%	0.40%	0.40	%(e)
Expenses before waivers and/or expense reimbursement	34.43%	71.91%	446.28	%(e)
Net investment income (loss)	1.97%	0.63%	0.49	%(e)
Portfolio turnover rate(f)	67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R3 Shares
	Year Ended July 31,		December 16, 2019(a) through July 31, 2020
	2022	2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.78	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	(1.25)	3.18	(0.40)
Total from investment operations	(0.95)	3.29	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.84)	(0.09)	(0.05)
Distributions from net realized gains	(0.16)	(0.01)	-
Total dividends and distributions	(1.00)	(0.10)	(0.05)
Net asset value, end of period	$10.83	$12.78	$9.59
Total Return(c):	(8.30)%	34.44%	(3.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12	$13	$10
Average net assets (000)	$13	$11	$9
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.26%	0.25%	0.25	%(e)
Expenses before waivers and/or expense reimbursement	58.37%	96.05%	484.23	%(e)
Net investment income (loss)	2.56%	0.95%	0.72	%(e)
Portfolio turnover rate(f)	67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    205

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R4 Shares
	Year Ended July 31,		December 16, 2019(a) through July 31, 2020
	2022	2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.79	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.12	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.26)	3.19	(0.41)
Total from investment operations	(0.94)	3.31	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.85)	(0.10)	(0.05)
Distributions from net realized gains	(0.16)	(0.01)	-
Total dividends and distributions	(1.01)	(0.11)	(0.05)
Net asset value, end of period	$10.84	$12.79	$9.59
Total Return(c):	(8.21)%	34.66%	(3.64)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12	$13	$10
Average net assets (000)	$13	$11	$9
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.16%	0.15%	0.15	%(e)
Expenses before waivers and/or expense reimbursement	58.20%	95.88%	484.02	%(e)
Net investment income (loss)	2.66%	1.04%	0.82	%(e)
Portfolio turnover rate(f)	67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R5 Shares
	Year Ended July 31,		December 16, 2019(a) through July 31, 2020
	2022	2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.80	$9.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.13	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.24)	3.19	(0.40)
Total from investment operations	(0.92)	3.32	(0.35)
Less Dividends and Distributions:
Dividends from net investment income	(0.87)	(0.11)	(0.05)
Distributions from net realized gains	(0.16)	(0.01)	-
Total dividends and distributions	(1.03)	(0.12)	(0.05)
Net asset value, end of period	$10.85	$12.80	$9.60
Total Return(c):	(8.11)%	34.74%	(3.54)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14	$14	$11
Average net assets (000)	$14	$13	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.06%	0.05%	0.05	%(e)
Expenses before waivers and/or expense reimbursement	54.91%	93.88%	458.95	%(e)
Net investment income (loss)	2.72%	1.14%	0.83	%(e)
Portfolio turnover rate(f)	67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds    207

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R6 Shares
	Year Ended July 31,		December 16, 2019(a) through July 31, 2020
	2022	2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.81	$9.61	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.11	0.01
Net realized and unrealized gain (loss) on investment transactions	(1.23)	3.22	(0.35)
Total from investment operations	(0.91)	3.33	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.88)	(0.12)	(0.05)
Distributions from net realized gains	(0.16)	(0.01)	-
Total dividends and distributions	(1.04)	(0.13)	(0.05)
Net asset value, end of period	$10.86	$12.81	$9.61
Total Return(c):	(7.97)%	34.88%	(3.43)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$336	$433	$141
Average net assets (000)	$435	$331	$77
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	0.00%	0.00%	0.00	%(f)
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.09)%	(0.10)%	(0.11	)%(f)
Expenses before waivers and/or expense reimbursement	25.56%	34.59%	166.46	%(f)
Net investment income (loss)	2.70%	0.93%	0.11	%(f)
Portfolio turnover rate(g)	67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust.

These financial statements relate only to the following series of the RIC: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund (each a “Fund” and collectively referred to as the “Day One Funds” or the “Funds”). The Day One Funds are classified as diversified funds for purposes of the 1940 Act.

The investment objective of each of the Day One Funds is to seek a balance between growth and conservation of capital. Each Day One Fund seeks to achieve its objective by investing in a combination of mutual funds in the PGIM fund family (each, an “Underlying Fund”).

2.	Accounting Policies

The Day One Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Day One Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Day One Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Day One Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Day One Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Day One Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not

Prudential Day One Funds     209

Notes to Financial Statements (continued)

deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Day One Funds’ foreign investments may change on days when investors cannot purchase or redeem Day One Fund shares.

Various inputs determine how each Day One Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is each of the Day One Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Each Fund other than Prudential Day One Income Fund:
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

Prudential Day One Income Fund:
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Day One Funds     211

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Day One Funds, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.02% of each of the Day One Funds’ average daily net assets. All amounts paid or payable by the Day One Funds to the Manager, under the agreement, are reflected in the Statement of Operations.

The Manager has contractually agreed, through November 30, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
R1	1.15%
R2	0.90
R3	0.75
R4	0.65
R5	0.55
R6	0.40

The RIC, on behalf of the Day One Funds, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares of Day One Funds. The Day One Funds compensate PIMS for distributing and servicing the Day One Funds’ Class R1, Class R2 and Class R3 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Day One Funds compensate PIMS for distribution related activities at an annual rate of the average daily net assets of the Class R1, Class R2 and Class R3 shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class R4, Class R5 and Class R6 shares of the Day One Funds.

The Day One Funds have adopted a Shareholder Services Plan with respect to Class R1, Class R2, Class R3 and Class R4 shares. Under the terms of the Shareholder Services Plan, each Fund’s Class R1, Class R2, Class R3 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, for services rendered to the shareholders of such Class R1, Class R2, Class R3 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Day One Funds’ annual gross and net distribution rates and maximum shareholder servicing fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
R1	0.50%	0.50%	0.10%
R2	0.25	0.25	0.10
R3	0.10	0.10	0.10
R4	N/A	N/A	0.10
R5	N/A	N/A	N/A
R6	N/A	N/A	N/A

PGIM Investments, PIMS, PGIM Quantitative Solutions and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as Day One Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Day One Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

Prudential Day One Funds     213

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2022, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Prudential Day One Income Fund	$15,832,674	$16,091,497
Prudential Day One 2015 Fund	5,493,776	6,595,394
Prudential Day One 2020 Fund	25,414,121	33,936,820
Prudential Day One 2025 Fund	45,253,674	49,357,784
Prudential Day One 2030 Fund	43,663,092	44,329,872
Prudential Day One 2035 Fund	27,988,895	32,962,062
Prudential Day One 2040 Fund	29,994,813	34,131,009
Prudential Day One 2045 Fund	18,125,481	26,572,980
Prudential Day One 2050 Fund	14,897,215	18,638,415
Prudential Day One 2055 Fund	5,650,108	12,481,845
Prudential Day One 2060 Fund	5,260,367	6,059,529
Prudential Day One 2065 Fund	426,929	369,757

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2022, is presented as follows:

Prudential Day One Income Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 4,636,761	$2,139,606	$2,298,596	$(422,030)	$(175,259)	$3,880,482	424,096	$94,550	$14,864

PGIM Global Real Estate Fund (Class R6)
1,443,104	1,103,076	974,591	(333,289)	(18,232)	1,220,068	59,603	42,423	187,558

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
289,510	298,050	231,334	(103,253)	(8,927)	244,046	19,873	—	62,594

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
1,429,511	1,560,526	1,743,655	(150,683)	129,424	1,225,123	116,346	486,786	—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
1,432,401	1,009,909	964,195	(244,475)	(11,307)	1,222,333	101,523	44,117	5,697

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
3,360,682	2,454,887	2,421,081	(557,203)	30,276	2,867,561	164,330	38,451	461,498

Prudential Day One Income Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
$ 289,254	$245,719	$219,661	$(67,447)	$(2,754)	$245,111	22,801	$2,584	$62,516

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
1,811,760	1,301,180	1,316,880	(272,683)	21,603	1,544,980	91,745	24,557	182,303

PGIM TIPS Fund (Class R6)
6,701,661	3,496,230	3,657,848	(737,825)	(151,454)	5,650,764	598,598	490,669	138,254

PGIM Total Return Bond Fund (Class R6)
4,641,230	2,223,491	2,263,656	(567,790)	(143,458)	3,889,817	305,563	150,880	—
$26,035,874	$15,832,674	$16,091,497	$(3,456,678)	$(330,088)	$21,990,285		$1,375,017	$1,115,284

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 2,918,023	$1,318,804	$1,837,499	$—	$—	$2,399,328	2,399,328	$11,665	$—
$28,953,897	$17,151,478	$17,928,996	$(3,456,678)	$(330,088)	$24,389,613		$1,386,682	$1,115,284
Prudential Day One 2015 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 2,069,350	$634,036	$774,367	$(205,318)	$(54,491)	$1,669,210	182,427	$40,681	$6,297

PGIM Global Real Estate Fund (Class R6)
757,676	403,127	390,394	(176,441)	(2,658)	591,310	28,887	20,806	91,167

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
152,002	173,858	105,090	(59,010)	(8,000)	153,760	12,521	—	30,426

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
750,546	607,770	753,958	(77,781)	67,179	593,756	56,387	235,901	—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
872,391	390,984	454,503	(154,112)	8,735	663,495	55,108	24,891	3,214

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
1,990,688	919,796	1,093,271	(357,164)	57,998	1,518,047	86,994	21,026	252,356

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
273,362	136,385	197,712	(78,365)	20,760	154,430	14,366	2,253	54,530

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
1,087,126	492,837	599,018	(193,367)	46,769	834,347	49,546	13,603	100,978

Prudential Day One Funds     215

Notes to Financial Statements (continued)

Prudential Day One 2015 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM TIPS Fund (Class R6)
$ 3,396,716	$1,080,832	$1,375,059	$(367,837)	$(66,817)	$2,667,835	282,610	$236,295	$65,894

PGIM Total Return Bond Fund (Class R6)
2,436,904	654,151	852,022	(291,820)	(61,850)	1,885,363	148,104	74,558	—
$13,786,761	$5,493,776	$6,595,394	$(1,961,215)	$7,625	$10,731,553		$670,014	$604,862

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 1,429,264	$477,319	$800,039	$—	$—	$1,106,544	1,106,544	$5,494	$—
$15,216,025	$5,971,095	$7,395,433	$(1,961,215)	$7,625	$11,838,097		$675,508	$604,862

Prudential Day One 2020 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 8,531,878	$2,373,156	$3,620,942	$(722,932)	$(300,878)	$6,260,282	684,184	$158,765	$25,201

PGIM Global Real Estate Fund (Class R6)
3,482,396	1,707,854	1,857,584	(813,716)	20,641	2,539,591	124,064	93,069	415,903

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
698,647	1,192,874	646,409	(295,809)	(65,412)	883,891	71,978	—	138,869

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
3,449,010	2,679,326	3,513,062	(457,176)	391,972	2,550,070	242,172	1,078,483	—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
4,700,682	1,913,949	2,507,105	(835,622)	86,553	3,358,457	278,942	133,182	17,199

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
10,951,315	4,684,238	6,344,528	(2,059,539)	481,991	7,713,477	442,033	115,033	1,380,654

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
1,396,057	689,231	891,747	(361,598)	55,792	887,735	82,580	11,444	276,927

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
5,829,250	2,404,459	3,529,154	(1,122,839)	399,793	3,981,509	236,432	72,537	538,476

Prudential Day One 2020 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM TIPS Fund (Class R6)
$14,345,101	$4,764,553	$6,689,645	$(1,453,957)	$(327,188)	$10,638,864	1,126,998	$962,176	$270,103

PGIM Total Return Bond Fund (Class R6)
10,640,095	3,004,481	4,336,644	(1,171,128)	(343,150)	7,793,654	612,227	315,561	—
$64,024,431	$25,414,121	$33,936,820	$(9,294,316)	$400,114	$46,607,530		$2,940,250	$3,063,332

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 5,700,979	$1,518,931	$3,060,060	$—	$—	$4,159,850	4,159,850	$20,973	$—
$69,725,410	$26,933,052	$36,996,880	$(9,294,316)	$400,114	$50,767,380		$2,961,223	$3,063,332

Prudential Day One 2025 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 7,983,661	$4,044,802	$4,053,359	$(732,848)	$(339,314)	$6,902,942	754,420	$162,215	$24,141

PGIM Global Real Estate Fund (Class R6)
4,517,688	2,749,717	2,552,309	(1,044,567)	(53,632)	3,616,897	176,693	124,402	542,015

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
906,344	2,045,565	959,510	(428,173)	(124,516)	1,439,710	117,240	—	180,832

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
4,474,481	4,184,152	4,958,404	(483,466)	415,033	3,631,796	344,900	1,406,256	—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
7,712,518	3,934,955	4,397,151	(1,338,970)	31,313	5,942,665	493,577	219,359	28,328

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
17,084,644	9,029,172	10,825,487	(3,068,915)	466,226	12,685,640	726,971	180,408	2,165,311

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
1,811,086	1,164,512	1,095,524	(444,703)	10,588	1,445,959	134,508	14,926	361,175

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
8,282,532	4,455,365	5,046,683	(1,361,263)	183,786	6,513,737	386,801	103,610	769,144

PGIM TIPS Fund (Class R6)
17,514,806	8,160,282	9,210,376	(1,817,242)	(513,287)	14,134,183	1,497,265	1,233,950	337,659

PGIM Total Return Bond Fund (Class R6)
13,621,563	5,485,152	6,258,981	(1,552,364)	(483,330)	10,812,040	849,335	418,594	—

Prudential Day One Funds     217

Notes to Financial Statements (continued)

Prudential Day One 2025 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$83,909,323	$45,253,674	$49,357,784	$(12,272,511)	$(407,133)	$67,125,569		$3,863,720	$4,408,605

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 6,482,524	$2,651,747	$3,930,272	$—	$—	$5,203,999	5,203,999	$26,189	$—
$90,391,847	$47,905,421	$53,288,056	$(12,272,511)	$(407,133)	$72,329,568		$3,889,909	$4,408,605

Prudential Day One 2030 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 5,518,797	$2,699,632	$2,658,459	$(502,658)	$(249,283)	$4,808,029	525,468	$114,892	$17,703

PGIM Global Real Estate Fund (Class R6)
4,293,974	2,373,622	2,011,134	(989,801)	(110,066)	3,556,595	173,747	125,701	561,756

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,550,547	2,575,720	1,271,396	(644,975)	(196,607)	2,013,289	163,949	—	337,422

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
3,573,127	3,410,956	3,827,579	(298,251)	284,392	3,142,645	298,447	1,216,069	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,361,562	581,563	862,617	(236,009)	(2,596)	841,903	79,052	39,575	9,126

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
9,035,897	4,179,250	3,994,516	(1,552,200)	(121,717)	7,546,714	626,804	280,156	36,179

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
18,206,398	8,590,592	9,783,110	(3,186,066)	253,531	14,081,345	806,954	208,161	2,498,399

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
3,098,419	1,716,292	2,059,414	(748,639)	15,330	2,021,988	188,092	27,652	669,117

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
10,696,918	4,961,407	5,805,291	(1,695,227)	162,961	8,320,768	494,107	144,892	1,075,605

PGIM TIPS Fund (Class R6)
12,312,345	7,236,718	6,765,106	(1,314,156)	(439,299)	11,030,502	1,168,485	939,510	251,752

Prudential Day One 2030 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$11,566,162	$5,337,340	$5,291,250	$(1,332,357)	$(499,019)	$9,780,876	768,333	$377,039	$—
$81,214,146	$43,663,092	$44,329,872	$(12,500,339)	$(902,373)	$67,144,654		$3,473,647	$5,457,059

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 4,720,475	$2,159,499	$2,863,419	$—	$—	$4,016,555	4,016,555	$19,860	$—
$85,934,621	$45,822,591	$47,193,291	$(12,500,339)	$(902,373)	$71,161,209		$3,493,507	$5,457,059

Prudential Day One 2035 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 3,349,333	$1,371,290	$1,687,658	$(271,491)	$(127,018)	$2,634,456	287,919	$61,708	$9,432

PGIM Global Real Estate Fund (Class R6)
2,694,168	1,311,010	1,204,746	(626,446)	(14,597)	2,159,389	105,490	70,115	301,395

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,286,840	2,134,939	841,704	(680,682)	(48,955)	1,850,438	150,687	—	239,330

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
2,541,842	2,014,698	2,522,706	(323,895)	261,159	1,971,098	187,189	745,771	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,780,428	769,453	965,622	(322,738)	(2,893)	1,258,628	118,181	44,392	10,238

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
8,532,428	3,448,153	4,008,760	(1,480,659)	48,021	6,539,183	543,122	226,138	29,203

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
16,344,747	5,868,437	8,398,806	(2,998,068)	589,484	11,405,794	653,627	161,101	1,933,586

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
3,085,784	1,364,518	1,899,061	(763,900)	100,629	1,887,970	175,625	23,741	574,495

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
9,588,107	3,473,928	4,553,309	(1,658,548)	330,660	7,180,838	426,416	111,963	831,151

PGIM TIPS Fund (Class R6)
6,347,158	3,248,585	3,529,358	(660,993)	(166,438)	5,238,954	554,974	439,645	113,939

PGIM Total Return Bond Fund (Class R6)
6,834,128	2,983,884	3,350,332	(773,528)	(216,970)	5,477,182	430,258	202,125	—

Prudential Day One Funds     219

Notes to Financial Statements (continued)

Prudential Day One 2035 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$62,384,963	$27,988,895	$32,962,062	$(10,560,948)	$753,082	$47,603,930		$2,086,699	$4,042,769

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 1,745,394	$1,960,863	$2,149,229	$—	$—	$1,557,028	1,557,028	$7,625	$—
$64,130,357	$29,949,758	$35,111,291	$(10,560,948)	$753,082	$49,160,958		$2,094,324	$4,042,769

Prudential Day One 2040 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 2,539,774	$1,338,658	$1,561,842	$(178,243)	$(158,364)	$1,979,983	216,392	$50,959	$7,935

PGIM Global Real Estate Fund (Class R6)
2,408,946	1,212,789	1,198,635	(554,462)	(58,038)	1,810,600	88,451	68,474	305,845

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,691,393	2,525,115	1,253,405	(720,463)	(205,452)	2,037,188	165,895	—	356,944

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
2,386,378	2,166,213	2,689,639	(299,439)	254,464	1,817,977	172,647	789,802	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
2,746,092	1,278,482	1,611,582	(484,723)	(53,002)	1,875,267	176,081	77,367	17,843

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
9,325,742	3,940,314	4,312,175	(1,583,241)	(173,951)	7,196,689	597,732	280,444	36,216

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
14,805,612	6,104,489	7,506,643	(2,593,106)	150,466	10,960,818	628,127	164,633	1,975,972

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
4,466,300	2,199,063	2,881,621	(1,123,336)	58,422	2,718,828	252,914	38,767	938,093

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
9,901,862	3,949,687	5,359,791	(1,678,695)	255,783	7,068,846	419,765	130,443	968,334

PGIM TIPS Fund (Class R6)
4,013,143	2,576,756	2,739,772	(385,291)	(181,739)	3,283,097	347,786	298,539	79,921

Prudential Day One 2040 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$ 5,084,486	$2,703,247	$3,015,904	$(510,837)	$(291,398)	$3,969,594	311,830	$162,687	$—
$59,369,728	$29,994,813	$34,131,009	$(10,111,836)	$(402,809)	$44,718,887		$2,062,115	$4,687,103

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 802,801	$662,737	$798,009	$—	$—	$667,529	667,529	$3,416	$—
$60,172,529	$30,657,550	$34,929,018	$(10,111,836)	$(402,809)	$45,386,416		$2,065,531	$4,687,103

Prudential Day One 2045 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 1,119,453	$823,571	$812,847	$(90,476)	$(54,157)	$985,544	107,710	$21,289	$2,736

PGIM Global Real Estate Fund (Class R6)
1,858,119	737,130	977,234	(415,013)	36,158	1,239,160	60,535	42,075	183,020

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,770,580	1,406,357	977,830	(720,110)	45,231	1,524,228	124,123	—	289,730

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
1,472,579	1,172,101	1,573,365	(182,577)	169,581	1,058,319	100,505	377,725	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
2,670,762	1,023,820	1,536,709	(422,000)	(24,268)	1,711,605	160,714	58,664	13,530

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
8,484,484	2,980,847	4,257,111	(1,346,849)	48,372	5,909,743	490,842	197,876	25,553

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
11,836,339	3,641,568	6,362,181	(2,108,878)	566,699	7,573,547	434,014	102,023	1,224,508

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
4,096,798	1,590,609	2,465,163	(951,549)	156,572	2,427,267	225,792	27,563	666,969

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
7,869,179	2,398,301	4,343,839	(1,353,313)	441,781	5,012,109	297,631	80,356	596,514

PGIM TIPS Fund (Class R6)
1,407,084	911,339	1,017,544	(127,271)	(50,431)	1,123,177	118,981	92,080	21,922

PGIM Total Return Bond Fund (Class R6)
3,735,144	1,439,838	2,249,157	(323,481)	(132,593)	2,469,751	194,010	94,223	—

Prudential Day One Funds     221

Notes to Financial Statements (continued)

Prudential Day One 2045 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$46,320,521	$18,125,481	$26,572,980	$(8,041,517)	$1,202,945	$31,034,450		$1,093,874	$3,024,482

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 71,829	$189,365	$204,501	$—	$—	$56,693	56,693	$202	$—
$46,392,350	$18,314,846	$26,777,481	$(8,041,517)	$1,202,945	$31,091,143		$1,094,076	$3,024,482

Prudential Day One 2050 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 347,638	$263,287	$285,872	$(26,559)	$(20,793)	$277,701	30,350	$6,939	$1,058

PGIM Global Real Estate Fund (Class R6)
1,154,066	603,441	685,450	(260,453)	(13,489)	798,115	38,989	30,860	141,185

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,157,570	1,127,891	781,358	(449,389)	(57,029)	997,685	81,245	—	235,297

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
857,458	806,269	1,049,393	(122,943)	110,054	601,445	57,117	273,441	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,944,814	1,011,297	1,294,911	(324,839)	(37,123)	1,299,238	121,994	52,571	12,124

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
5,670,671	3,021,445	3,375,504	(919,735)	(118,745)	4,278,132	355,327	164,251	21,211

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
7,581,258	3,255,577	4,526,181	(1,332,920)	166,775	5,144,509	294,814	81,225	974,891

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
2,602,318	1,374,513	1,712,659	(644,722)	30,085	1,649,535	153,445	21,765	526,673

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
5,002,522	2,109,538	3,129,587	(848,358)	174,289	3,308,404	196,461	63,497	471,370

PGIM TIPS Fund (Class R6)
349,559	281,330	301,513	(31,636)	(16,452)	281,288	29,797	25,087	6,781

Prudential Day One 2050 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$ 2,087,855	$1,042,627	$1,495,987	$(169,038)	$(113,419)	$1,352,038	106,209	$59,108	$—
$28,755,729	$14,897,215	$18,638,415	$(5,130,592)	$104,153	$19,988,090		$778,744	$2,390,590

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 58,190	$182,301	$192,395	$—	$—	$48,096	48,096	$171	$—
$28,813,919	$15,079,516	$18,830,810	$(5,130,592)	$104,153	$20,036,186		$778,915	$2,390,590

Prudential Day One 2055 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$ 634,484	$238,499	$489,126	$(136,549)	$35,113	$282,421	13,797	$10,917	$48,417

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
763,694	375,222	587,190	(298,165)	99,509	353,070	28,752	—	96,716

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
471,410	308,218	555,154	(93,855)	82,054	212,673	20,197	93,478	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,226,459	448,055	991,739	(194,117)	40,701	529,359	49,705	20,805	4,798

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
3,401,030	1,196,644	2,577,368	(575,063)	168,181	1,613,424	134,005	61,373	7,926

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
4,057,502	1,258,803	3,076,509	(804,424)	372,818	1,808,190	103,621	27,029	324,411

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
1,557,882	565,120	1,258,804	(435,251)	194,394	623,341	57,985	8,100	195,993

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
2,639,642	819,728	2,034,750	(597,623)	343,679	1,170,676	69,518	20,832	154,646

PGIM Total Return Bond Fund (Class R6)
1,052,246	439,819	911,205	(69,212)	(33,130)	478,518	37,590	20,311	—
$15,804,349	$5,650,108	$12,481,845	$(3,204,259)	$1,303,319	$7,071,672		$262,845	$832,907

Prudential Day One Funds     223

Notes to Financial Statements (continued)

Prudential Day One 2055 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 45,853	$187,559	$196,919	$—	$—	$36,493	36,493	$116	$—
$15,850,202	$5,837,667	$12,678,764	$(3,204,259)	$1,303,319	$7,108,165		$262,961	$832,907

Prudential Day One 2060 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$ 377,158	$222,670	$234,549	$(80,989)	$(6,892)	$277,398	13,551	$9,896	$44,871

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
472,879	333,111	281,492	(141,454)	(36,282)	346,762	28,238	—	93,452

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
280,249	280,640	350,023	(25,474)	23,644	209,036	19,852	86,693	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
822,348	469,562	551,432	(114,354)	(37,678)	588,446	55,253	21,608	4,984

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
2,134,004	1,172,246	1,268,586	(304,150)	(69,413)	1,664,101	138,214	60,088	7,760

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
2,393,198	1,157,412	1,447,661	(366,988)	5,388	1,741,349	99,791	24,875	298,562

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
944,954	546,616	638,847	(186,019)	(29,306)	637,398	59,293	7,668	185,540

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
1,550,321	759,772	946,479	(212,049)	(1,702)	1,149,863	68,282	19,091	141,721

PGIM Total Return Bond Fund (Class R6)
416,978	318,338	340,460	(33,096)	(30,054)	331,706	26,057	12,623	—
$ 9,392,089	$5,260,367	$6,059,529	$(1,464,573)	$(182,295)	$6,946,059		$242,542	$776,890

Prudential Day One 2060 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 40,664	$160,591	$165,379	$—	$—	$35,876	35,876	$111	$—
$ 9,432,753	$5,420,958	$6,224,908	$(1,464,573)	$(182,295)	$6,981,935		$242,653	$776,890
Prudential Day One 2065 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$ 20,964	$18,259	$14,475	$(4,797)	$(1,651)	$18,300	894	$614	$2,642

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
26,284	26,470	17,751	(8,356)	(3,771)	22,876	1,863	—	5,501

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
15,576	20,302	22,663	(898)	1,473	13,790	1,310	5,091	—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
46,742	40,398	35,184	(7,073)	(4,258)	40,625	3,815	1,308	302

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
124,859	99,895	80,528	(20,368)	(9,494)	114,364	9,499	3,725	481

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
133,021	96,127	87,080	(21,123)	(6,069)	114,876	6,583	1,461	17,534

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
52,524	43,410	39,521	(10,684)	(3,681)	42,048	3,912	450	10,895

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
86,172	63,693	57,080	(12,202)	(4,727)	75,856	4,504	1,121	8,323

PGIM Total Return Bond Fund (Class R6)
15,806	18,375	15,475	(1,626)	(1,580)	15,500	1,218	588	—
$ 521,948	$426,929	$369,757	$(87,127)	$(33,758)	$458,235		$14,358	$45,678

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 342	$5,130	$5,195	$—	$—	$277	277	$1	$—
$ 522,290	$432,059	$374,952	$(87,127)	$(33,758)	$458,512		$14,359	$45,678

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Prudential Day One Funds     225

Notes to Financial Statements (continued)

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Prudential Day One Income Fund	$2,233,672	$ 159,592	$2,393,264
Prudential Day One 2015 Fund	1,100,783	256,727	1,357,510
Prudential Day One 2020 Fund	4,599,002	1,449,267	6,048,269
Prudential Day One 2025 Fund	6,850,077	1,896,875	8,746,952
Prudential Day One 2030 Fund	6,859,944	627,459	7,487,403
Prudential Day One 2035 Fund	4,706,096	2,171,482	6,877,578
Prudential Day One 2040 Fund	5,106,036	717,307	5,823,343
Prudential Day One 2045 Fund	3,552,456	1,231,367	4,783,823
Prudential Day One 2050 Fund	2,545,421	402,112	2,947,533
Prudential Day One 2055 Fund	1,177,073	1,241,905	2,418,978
Prudential Day One 2060 Fund	712,334	25,355	737,689
Prudential Day One 2065 Fund	41,018	1,132	42,150

For the year ended July 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Prudential Day One Income Fund	$536,784	$108,690	$ 645,474
Prudential Day One 2015 Fund	300,474	97,209	397,683
Prudential Day One 2020 Fund	1,230,453	485,041	1,715,494
Prudential Day One 2025 Fund	1,496,956	569,624	2,066,580
Prudential Day One 2030 Fund	1,344,614	436,327	1,780,941
Prudential Day One 2035 Fund	968,905	384,260	1,353,165
Prudential Day One 2040 Fund	851,368	319,558	1,170,926
Prudential Day One 2045 Fund	572,623	207,688	780,311
Prudential Day One 2050 Fund	363,915	138,174	502,089
Prudential Day One 2055 Fund	207,172	83,808	290,980
Prudential Day One 2060 Fund	80,997	24,850	105,847
Prudential Day One 2065 Fund	3,684	67	3,751

For the year ended July 31, 2022, the Day One Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Prudential Day One Income Fund	$ 172,489	$ 487,230
Prudential Day One 2015 Fund	226,826	266,791
Prudential Day One 2020 Fund	1,139,661	1,420,338
Prudential Day One 2025 Fund	1,201,472	1,859,107
Prudential Day One 2030 Fund	953,550	2,776,531
Prudential Day One 2035 Fund	486,015	1,978,069
Prudential Day One 2040 Fund	325,066	2,257,429
Prudential Day One 2045 Fund	—	1,463,107
Prudential Day One 2050 Fund	—	1,166,254
Prudential Day One 2055 Fund	—	347,634
Prudential Day One 2060 Fund	8,926	369,229
Prudential Day One 2065 Fund	65	6,856

The United States federal income tax basis of the Day One Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2022 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prudential Day One Income Fund	$25,012,226	$1,568,687	$(2,191,300)	$ (622,613)
Prudential Day One 2015 Fund	12,042,755	1,062,740	(1,267,398)	(204,658)
Prudential Day One 2020 Fund	50,736,751	4,819,294	(4,788,665)	30,629
Prudential Day One 2025 Fund	72,424,038	6,895,471	(6,989,941)	(94,470)
Prudential Day One 2030 Fund	70,164,500	7,346,496	(6,349,787)	996,709
Prudential Day One 2035 Fund	47,507,634	5,776,162	(4,122,838)	1,653,324
Prudential Day One 2040 Fund	43,129,358	5,702,326	(3,445,268)	2,257,058
Prudential Day One 2045 Fund	29,782,550	3,869,949	(2,561,356)	1,308,593
Prudential Day One 2050 Fund	18,778,361	2,589,201	(1,331,376)	1,257,825
Prudential Day One 2055 Fund	6,626,453	1,223,783	(742,071)	481,712
Prudential Day One 2060 Fund	6,905,319	598,939	(522,323)	76,616
Prudential Day One 2065 Fund	471,368	19,424	(32,280)	(12,856)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Prudential Day One Funds     227

Notes to Financial Statements (continued)

The Fund elected to treat the below post-October capital losses as having been incurred in the following fiscal year (July 31, 2023).

Fund	Post-October Capital Losses
Prudential Day One 2015 Fund	$ 12,000
Prudential Day One 2025 Fund	198,000
Prudential Day One 2030 Fund	44,000
Prudential Day One 2035 Fund	209,000
Prudential Day One 2040 Fund	53,000
Prudential Day One 2045 Fund	52,000
Prudential Day One 2050 Fund	105,000
Prudential Day One 2055 Fund	196,000
Prudential Day One 2060 Fund	29,000

The Manager has analyzed the Day One Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Day One Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Day One Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

The RIC is authorized to issue an unlimited number of shares of beneficial interest of the Day One Funds, at $0.001 par value per share. The Day One Funds offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares.

Under certain circumstances, an exchange may be made from specified share classes of the Day One Funds to one or more other share classes of the Day One Funds as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Day One Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One Income Fund–Class R1	2,390	98.5%
Prudential Day One Income Fund–Class R2	2,423	53.5
Prudential Day One Income Fund–Class R4	2,455	100.0
Prudential Day One Income Fund–Class R5	87,299	99.8
Prudential Day One Income Fund–Class R6	1,316,752	60.4
Prudential Day One 2015 Fund–Class R1	1,206	100.0
Prudential Day One 2015 Fund–Class R2	1,220	26.1

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One 2015 Fund–Class R3	1,229	100.0%
Prudential Day One 2015 Fund–Class R4	1,236	100.0
Prudential Day One 2015 Fund–Class R5	16,125	100.0
Prudential Day One 2015 Fund–Class R6	829,075	77.7
Prudential Day One 2020 Fund–Class R1	1,199	100.0
Prudential Day One 2020 Fund–Class R4	1,228	100.0
Prudential Day One 2020 Fund–Class R5	265,345	100.0
Prudential Day One 2020 Fund–Class R6	2,825,005	67.4
Prudential Day One 2025 Fund–Class R1	1,223	100.0
Prudential Day One 2025 Fund–Class R4	1,253	62.8
Prudential Day One 2025 Fund–Class R5	53,026	98.4
Prudential Day One 2025 Fund–Class R6	3,339,786	52.8
Prudential Day One 2030 Fund–Class R1	1,210	24.6
Prudential Day One 2030 Fund–Class R4	1,241	48.1
Prudential Day One 2030 Fund–Class R5	318,700	97.3
Prudential Day One 2030 Fund–Class R6	3,337,087	61.0
Prudential Day One 2035 Fund–Class R1	1,270	48.4
Prudential Day One 2035 Fund–Class R4	1,301	100.0
Prudential Day One 2035 Fund–Class R5	37,383	81.3
Prudential Day One 2035 Fund–Class R6	2,027,275	50.1
Prudential Day One 2040 Fund–Class R1	1,231	39.2
Prudential Day One 2040 Fund–Class R4	1,261	31.3
Prudential Day One 2040 Fund–Class R5	531,808	98.5
Prudential Day One 2040 Fund–Class R6	1,355,550	44.5
Prudential Day One 2045 Fund–Class R1	1,302	100.0
Prudential Day One 2045 Fund–Class R4	1,335	34.0
Prudential Day One 2045 Fund–Class R5	59,907	90.3
Prudential Day One 2045 Fund–Class R6	665,467	26.5
Prudential Day One 2050 Fund–Class R1	1,244	32.9
Prudential Day One 2050 Fund–Class R3	754	61.0
Prudential Day One 2050 Fund–Class R4	1,274	17.7
Prudential Day One 2050 Fund–Class R5	91,200	96.5
Prudential Day One 2050 Fund–Class R6	512,346	34.7
Prudential Day One 2055 Fund–Class R1	1,508	93.5
Prudential Day One 2055 Fund–Class R2	1,525	5.7
Prudential Day One 2055 Fund–Class R3	887	63.1
Prudential Day One 2055 Fund–Class R4	1,544	81.2
Prudential Day One 2055 Fund–Class R5	34,481	97.2
Prudential Day One 2055 Fund–Class R6	142,516	23.1
Prudential Day One 2060 Fund–Class R1	1,205	91.6
Prudential Day One 2060 Fund–Class R4	1,231	89.4
Prudential Day One 2060 Fund–Class R5	33,800	98.9
Prudential Day One 2060 Fund–Class R6	89,325	18.5
Prudential Day One 2065 Fund–Class R1	1,089	100.0
Prudential Day One 2065 Fund–Class R2	1,094	16.2
Prudential Day One 2065 Fund–Class R3	1,097	100.0
Prudential Day One 2065 Fund–Class R4	1,099	100.0

Prudential Day One Funds     229

Notes to Financial Statements (continued)

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One 2065 Fund–Class R5	1,101	84.2%
Prudential Day One 2065 Fund–Class R6	23,080	74.6

At the reporting period end, the number of shareholders holding greater than 5% of the Day One Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Prudential Day One Income Fund	1	57.5%
Prudential Day One 2015 Fund	1	76.0
Prudential Day One 2020 Fund	2	67.7
Prudential Day One 2025 Fund	1	51.9
Prudential Day One 2030 Fund	2	61.5
Prudential Day One 2035 Fund	1	48.6
Prudential Day One 2040 Fund	2	51.6
Prudential Day One 2045 Fund	1	25.4
Prudential Day One 2050 Fund	2	37.4
Prudential Day One 2055 Fund	1	20.8
Prudential Day One 2060 Fund	2	22.7
Prudential Day One 2065 Fund	2	67.6
Unaffiliated:
Prudential Day One Income Fund	2	26.6
Prudential Day One 2015 Fund	1	10.0
Prudential Day One 2020 Fund	2	21.3
Prudential Day One 2025 Fund	3	34.0
Prudential Day One 2030 Fund	3	28.2
Prudential Day One 2035 Fund	2	32.5
Prudential Day One 2040 Fund	2	33.6
Prudential Day One 2045 Fund	2	49.6
Prudential Day One 2050 Fund	4	53.3
Prudential Day One 2055 Fund	3	56.2
Prudential Day One 2060 Fund	3	62.9
Prudential Day One 2065 Fund	1	16.8

Transactions in shares of beneficial interest were as follows:

Prudential Day One Income Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	13	$148
Shares issued in reinvestment of dividends and distributions	175	2,001
Shares purchased	— **	(3)
Net increase (decrease) in shares outstanding	188	$2,146

Year ended July 31, 2021:
Shares sold	— **	$2
Shares issued in reinvestment of dividends and distributions	36	413
Shares purchased	— **	(3)
Net increase (decrease) in shares outstanding	36	$412

Class R2
Year ended July 31, 2022:
Shares sold	14,891	$175,016
Shares issued in reinvestment of dividends and distributions	12,608	145,975
Shares purchased	(197,970)	(2,221,669)
Net increase (decrease) in shares outstanding	(170,471)	$(1,900,678)

Year ended July 31, 2021:
Shares sold	139,870	$1,561,165
Shares issued in reinvestment of dividends and distributions	4,554	51,947
Shares purchased	(138,265)	(1,584,824)
Net increase (decrease) in shares outstanding	6,159	$28,288

Class R3
Year ended July 31, 2022:
Shares sold	557	$7,043
Shares issued in reinvestment of dividends and distributions	1,146	13,092
Shares purchased	(120,380)	(1,459,222)
Net increase (decrease) in shares outstanding	(118,677)	$(1,439,087)

Year ended July 31, 2021:
Shares sold	23,084	$265,225
Shares issued in reinvestment of dividends and distributions	2,866	32,737
Shares purchased	(42,557)	(488,317)
Net increase (decrease) in shares outstanding	(16,607)	$(190,355)

Class R4
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	189	$2,163
Net increase (decrease) in shares outstanding	189	$2,163

Prudential Day One Funds     231

Notes to Financial Statements (continued)

Prudential Day One Income Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	48	$543
Net increase (decrease) in shares outstanding	48	$543

Class R5
Year ended July 31, 2022:
Shares sold	4,761	$52,968
Shares issued in reinvestment of dividends and distributions	6,659	75,927
Shares purchased	(3,450)	(40,141)
Net increase (decrease) in shares outstanding	7,970	$88,754

Year ended July 31, 2021:
Shares sold	13,737	$157,747
Shares issued in reinvestment of dividends and distributions	1,796	20,518
Shares purchased	(19,588)	(223,090)
Net increase (decrease) in shares outstanding	(4,055)	$(44,825)

Class R6
Year ended July 31, 2022:
Shares sold	720,805	$8,602,685
Shares issued in reinvestment of dividends and distributions	188,349	2,154,067
Shares purchased	(719,230)	(8,343,226)
Net increase (decrease) in shares outstanding	189,924	$2,413,526

Year ended July 31, 2021:
Shares sold	949,757	$10,780,478
Shares issued in reinvestment of dividends and distributions	47,075	539,316
Shares purchased	(546,947)	(6,417,454)
Net increase (decrease) in shares outstanding	449,885	$4,902,340

** Less than 1 share.
Prudential Day One 2015 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	101	$1,166
Net increase (decrease) in shares outstanding	101	$1,166

Prudential Day One 2015 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	19	$228
Net increase (decrease) in shares outstanding	19	$228

Class R2
Year ended July 31, 2022:
Shares sold	399	$4,577
Shares issued in reinvestment of dividends and distributions	382	4,443
Shares purchased	(134)	(1,614)
Net increase (decrease) in shares outstanding	647	$7,406

Year ended July 31, 2021:
Shares sold	263	$3,100
Shares issued in reinvestment of dividends and distributions	78	899
Shares purchased	(62)	(765)
Net increase (decrease) in shares outstanding	279	$3,234

Class R3
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	106	$1,239
Net increase (decrease) in shares outstanding	106	$1,239

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$279
Net increase (decrease) in shares outstanding	24	$279

Class R4
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	108	$1,259
Net increase (decrease) in shares outstanding	108	$1,259

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	26	$292
Net increase (decrease) in shares outstanding	26	$292

Class R5
Year ended July 31, 2022:
Shares sold	7,391	$83,995
Shares issued in reinvestment of dividends and distributions	1,150	13,383
Shares purchased	(3,089)	(32,005)
Net increase (decrease) in shares outstanding	5,452	$65,373

Prudential Day One Funds     233

Notes to Financial Statements (continued)

Prudential Day One 2015 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	3,389	$39,830
Shares issued in reinvestment of dividends and distributions	578	6,668
Shares purchased	(16,270)	(190,767)
Net increase (decrease) in shares outstanding	(12,303)	$(144,269)

Class R6
Year ended July 31, 2022:
Shares sold	98,722	$1,211,781
Shares issued in reinvestment of dividends and distributions	114,877	1,336,020
Shares purchased	(344,880)	(3,944,904)
Net increase (decrease) in shares outstanding	(131,281)	$(1,397,103)

Year ended July 31, 2021:
Shares sold	573,357	$6,598,097
Shares issued in reinvestment of dividends and distributions	33,766	389,317
Shares purchased	(491,206)	(5,871,867)
Net increase (decrease) in shares outstanding	115,917	$1,115,547

Prudential Day One 2020 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	100	$1,202
Net increase (decrease) in shares outstanding	100	$1,202

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	20	$244
Net increase (decrease) in shares outstanding	20	$244

Class R2
Year ended July 31, 2022:
Shares sold	104,291	$1,312,038
Shares issued in reinvestment of dividends and distributions	32,528	390,989
Shares purchased	(579,301)	(6,952,142)
Net increase (decrease) in shares outstanding	(442,482)	$(5,249,115)

Prudential Day One 2020 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	192,601	$2,297,926
Shares issued in reinvestment of dividends and distributions	7,515	88,673
Shares purchased	(138,830)	(1,606,057)
Net increase (decrease) in shares outstanding	61,286	$780,542

Class R3
Year ended July 31, 2022:
Shares sold	1,317	$17,199
Shares issued in reinvestment of dividends and distributions	9,406	113,256
Shares purchased	(55,636)	(699,284)
Net increase (decrease) in shares outstanding	(44,913)	$(568,829)

Year ended July 31, 2021:
Shares sold	16,731	$200,116
Shares issued in reinvestment of dividends and distributions	3,030	35,790
Shares purchased	(12,733)	(147,665)
Net increase (decrease) in shares outstanding	7,028	$88,241

Class R4
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	107	$1,296
Net increase (decrease) in shares outstanding	107	$1,296

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	26	$308
Net increase (decrease) in shares outstanding	26	$308

Class R5
Year ended July 31, 2022:
Shares sold	14,637	$170,276
Shares issued in reinvestment of dividends and distributions	27,186	327,317
Shares purchased	(54,868)	(605,130)
Net increase (decrease) in shares outstanding	(13,045)	$(107,537)

Year ended July 31, 2021:
Shares sold	20,325	$248,151
Shares issued in reinvestment of dividends and distributions	6,643	78,525
Shares purchased	(68,856)	(805,076)
Net increase (decrease) in shares outstanding	(41,888)	$(478,400)

Prudential Day One Funds     235

Notes to Financial Statements (continued)

Prudential Day One 2020 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	434,223	$5,312,864
Shares issued in reinvestment of dividends and distributions	434,880	5,214,209
Shares purchased	(1,240,115)	(14,583,522)
Net increase (decrease) in shares outstanding	(371,012)	$(4,056,449)

Year ended July 31, 2021:
Shares sold	1,759,390	$20,891,530
Shares issued in reinvestment of dividends and distributions	128,458	1,511,954
Shares purchased	(1,667,372)	(20,533,196)
Net increase (decrease) in shares outstanding	220,476	$1,870,288

Prudential Day One 2025 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	111	$1,353
Net increase (decrease) in shares outstanding	111	$1,353

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	19	$225
Net increase (decrease) in shares outstanding	19	$225

Class R2
Year ended July 31, 2022:
Shares sold	3,701	$44,072
Shares issued in reinvestment of dividends and distributions	686	8,344
Shares purchased	(1,213)	(14,902)
Net increase (decrease) in shares outstanding	3,174	$37,514

Year ended July 31, 2021:
Shares sold	3,434	$41,766
Shares issued in reinvestment of dividends and distributions	79	933
Shares purchased	(5,267)	(61,751)
Net increase (decrease) in shares outstanding	(1,754)	$(19,052)

Prudential Day One 2025 Fund (cont’d.):

Share Class	Shares	Amount

Class R3
Year ended July 31, 2022:
Shares sold	3,542	$44,924
Shares issued in reinvestment of dividends and distributions	3,800	46,210
Shares purchased	(726,393)	(9,486,356)
Net increase (decrease) in shares outstanding	(719,051)	$(9,395,222)

Year ended July 31, 2021:
Shares sold	152,946	$1,836,914
Shares issued in reinvestment of dividends and distributions	15,252	181,348
Shares purchased	(124,536)	(1,495,173)
Net increase (decrease) in shares outstanding	43,662	$523,089

Class R4
Year ended July 31, 2022:
Shares sold	726	$8,616
Shares issued in reinvestment of dividends and distributions	137	1,671
Shares purchased	(1)	(10)
Net increase (decrease) in shares outstanding	862	$10,277

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	25	$290
Net increase (decrease) in shares outstanding	25	$290

Class R5
Year ended July 31, 2022:
Shares sold	41,893	$498,097
Shares issued in reinvestment of dividends and distributions	2,714	33,003
Shares purchased	(11,073)	(122,926)
Net increase (decrease) in shares outstanding	33,534	$408,174

Year ended July 31, 2021:
Shares sold	8,776	$108,129
Shares issued in reinvestment of dividends and distributions	380	4,518
Shares purchased	(2,964)	(35,568)
Net increase (decrease) in shares outstanding	6,192	$77,079

Class R6
Year ended July 31, 2022:
Shares sold	1,650,400	$20,713,463
Shares issued in reinvestment of dividends and distributions	710,704	8,656,371
Shares purchased	(2,161,821)	(25,304,644)
Net increase (decrease) in shares outstanding	199,283	$4,065,190

Prudential Day One Funds     237

Notes to Financial Statements (continued)

Prudential Day One 2025 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	2,436,616	$29,051,786
Shares issued in reinvestment of dividends and distributions	157,922	1,879,266
Shares purchased	(1,966,940)	(24,563,060)
Net increase (decrease) in shares outstanding	627,598	$6,367,992

Prudential Day One 2030 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	557	$7,268
Shares issued in reinvestment of dividends and distributions	357	4,666
Shares purchased	(21)	(264)
Net increase (decrease) in shares outstanding	893	$11,670

Year ended July 31, 2021:
Shares sold	643	$7,870
Shares issued in reinvestment of dividends and distributions	62	770
Shares purchased	(23)	(297)
Net increase (decrease) in shares outstanding	682	$8,343

Class R2
Year ended July 31, 2022:
Shares sold	75,667	$1,006,436
Shares issued in reinvestment of dividends and distributions	47,756	625,131
Shares purchased	(630,095)	(8,011,167)
Net increase (decrease) in shares outstanding	(506,672)	$(6,379,600)

Year ended July 31, 2021:
Shares sold	241,987	$3,013,429
Shares issued in reinvestment of dividends and distributions	8,734	107,950
Shares purchased	(144,723)	(1,785,584)
Net increase (decrease) in shares outstanding	105,998	$1,335,795

Prudential Day One 2030 Fund (cont’d.):

Share Class	Shares	Amount

Class R3
Year ended July 31, 2022:
Shares sold	22,038	$280,749
Shares issued in reinvestment of dividends and distributions	8,772	114,735
Shares purchased	(166,870)	(2,282,588)
Net increase (decrease) in shares outstanding	(136,060)	$(1,887,104)

Year ended July 31, 2021:
Shares sold	70,467	$890,006
Shares issued in reinvestment of dividends and distributions	4,556	56,315
Shares purchased	(36,807)	(453,989)
Net increase (decrease) in shares outstanding	38,216	$492,332

Class R4
Year ended July 31, 2022:
Shares sold	797	$10,152
Shares issued in reinvestment of dividends and distributions	165	2,155
Shares purchased	(2)	(29)
Net increase (decrease) in shares outstanding	960	$12,278

Year ended July 31, 2021:
Shares sold	409	$5,178
Shares issued in reinvestment of dividends and distributions	29	352
Shares purchased	(1)	(10)
Net increase (decrease) in shares outstanding	437	$5,520

Class R5
Year ended July 31, 2022:
Shares sold	33,096	$416,432
Shares issued in reinvestment of dividends and distributions	25,049	327,886
Shares purchased	(12,195)	(164,039)
Net increase (decrease) in shares outstanding	45,950	$580,279

Year ended July 31, 2021:
Shares sold	34,631	$447,573
Shares issued in reinvestment of dividends and distributions	6,267	77,457
Shares purchased	(39,051)	(501,701)
Net increase (decrease) in shares outstanding	1,847	$23,329

Prudential Day One Funds     239

Notes to Financial Statements (continued)

Prudential Day One 2030 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	1,179,597	$15,764,511
Shares issued in reinvestment of dividends and distributions	489,529	6,412,830
Shares purchased	(1,362,236)	(17,183,073)
Net increase (decrease) in shares outstanding	306,890	$4,994,268

Year ended July 31, 2021:
Shares sold	2,373,744	$29,595,757
Shares issued in reinvestment of dividends and distributions	124,341	1,538,097
Shares purchased	(1,779,975)	(23,281,009)
Net increase (decrease) in shares outstanding	718,110	$7,852,845

Prudential Day One 2035 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	101	$1,237
Shares issued in reinvestment of dividends and distributions	283	3,686
Shares purchased	(12)	(155)
Net increase (decrease) in shares outstanding	372	$4,768

Year ended July 31, 2021:
Shares sold	31	$393
Shares issued in reinvestment of dividends and distributions	37	462
Shares purchased	(11)	(138)
Net increase (decrease) in shares outstanding	57	$717

Class R2
Year ended July 31, 2022:
Shares sold	6,192	$78,930
Shares issued in reinvestment of dividends and distributions	4,897	63,858
Shares purchased	(1,756)	(23,133)
Net increase (decrease) in shares outstanding	9,333	$119,655

Prudential Day One 2035 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	9,471	$124,340
Shares issued in reinvestment of dividends and distributions	563	7,066
Shares purchased	(1,102)	(14,560)
Net increase (decrease) in shares outstanding	8,932	$116,846

Class R3
Year ended July 31, 2022:
Shares sold	10,801	$144,003
Shares issued in reinvestment of dividends and distributions	2,389	31,195
Shares purchased	(690,934)	(9,832,589)
Net increase (decrease) in shares outstanding	(677,744)	$(9,657,391)

Year ended July 31, 2021:
Shares sold	134,679	$1,751,498
Shares issued in reinvestment of dividends and distributions	13,000	163,407
Shares purchased	(78,707)	(1,005,651)
Net increase (decrease) in shares outstanding	68,972	$909,254

Class R4
Year ended July 31, 2022:
Shares sold	7	$93
Shares issued in reinvestment of dividends and distributions	150	1,959
Shares purchased	(7)	(90)
Net increase (decrease) in shares outstanding	150	$1,962

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$300
Net increase (decrease) in shares outstanding	24	$300

Class R5
Year ended July 31, 2022:
Shares sold	25,466	$318,765
Shares issued in reinvestment of dividends and distributions	3,364	43,940
Shares purchased	(4,996)	(62,937)
Net increase (decrease) in shares outstanding	23,834	$299,768

Year ended July 31, 2021:
Shares sold	9,956	$130,535
Shares issued in reinvestment of dividends and distributions	340	4,273
Shares purchased	(892)	(11,968)
Net increase (decrease) in shares outstanding	9,404	$122,840

Prudential Day One Funds     241

Notes to Financial Statements (continued)

Prudential Day One 2035 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	795,506	$10,632,655
Shares issued in reinvestment of dividends and distributions	515,539	6,732,940
Shares purchased	(1,010,332)	(12,501,302)
Net increase (decrease) in shares outstanding	300,713	$4,864,293

Year ended July 31, 2021:
Shares sold	1,286,015	$16,281,374
Shares issued in reinvestment of dividends and distributions	93,688	1,177,657
Shares purchased	(1,335,697)	(17,744,581)
Net increase (decrease) in shares outstanding	44,006	$(285,550)

Prudential Day One 2040 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	557	$7,458
Shares issued in reinvestment of dividends and distributions	245	3,376
Shares purchased	(17)	(224)
Net increase (decrease) in shares outstanding	785	$10,610

Year ended July 31, 2021:
Shares sold	438	$5,745
Shares issued in reinvestment of dividends and distributions	32	415
Shares purchased	(11)	(140)
Net increase (decrease) in shares outstanding	459	$6,020

Class R2
Year ended July 31, 2022:
Shares sold	104,778	$1,493,770
Shares issued in reinvestment of dividends and distributions	43,620	602,390
Shares purchased	(528,402)	(7,063,228)
Net increase (decrease) in shares outstanding	(380,004)	$(4,967,068)

Prudential Day One 2040 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	132,019	$1,735,072
Shares issued in reinvestment of dividends and distributions	5,799	74,226
Shares purchased	(47,299)	(605,801)
Net increase (decrease) in shares outstanding	90,519	$1,203,497

Class R3
Year ended July 31, 2022:
Shares sold	8,536	$115,460
Shares issued in reinvestment of dividends and distributions	4,173	57,666
Shares purchased	(210,041)	(3,078,060)
Net increase (decrease) in shares outstanding	(197,332)	$(2,904,934)

Year ended July 31, 2021:
Shares sold	107,910	$1,398,004
Shares issued in reinvestment of dividends and distributions	4,509	57,765
Shares purchased	(53,584)	(713,845)
Net increase (decrease) in shares outstanding	58,835	$741,924

Class R4
Year ended July 31, 2022:
Shares sold	1,448	$19,283
Shares issued in reinvestment of dividends and distributions	271	3,749
Shares purchased	(19)	(246)
Net increase (decrease) in shares outstanding	1,700	$22,786

Year ended July 31, 2021:
Shares sold	791	$10,399
Shares issued in reinvestment of dividends and distributions	37	470
Shares purchased	(2)	(32)
Net increase (decrease) in shares outstanding	826	$10,837

Class R5
Year ended July 31, 2022:
Shares sold	26,889	$355,297
Shares issued in reinvestment of dividends and distributions	49,819	688,996
Shares purchased	(42,833)	(594,474)
Net increase (decrease) in shares outstanding	33,875	$449,819

Year ended July 31, 2021:
Shares sold	28,937	$388,383
Shares issued in reinvestment of dividends and distributions	10,557	135,338
Shares purchased	(61,463)	(795,861)
Net increase (decrease) in shares outstanding	(21,969)	$(272,140)

Prudential Day One Funds     243

Notes to Financial Statements (continued)

Prudential Day One 2040 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	741,422	$10,337,187
Shares issued in reinvestment of dividends and distributions	323,002	4,467,114
Shares purchased	(983,449)	(12,584,235)
Net increase (decrease) in shares outstanding	80,975	$2,220,066

Year ended July 31, 2021:
Shares sold	1,136,424	$14,483,421
Shares issued in reinvestment of dividends and distributions	70,414	902,712
Shares purchased	(947,673)	(13,048,863)
Net increase (decrease) in shares outstanding	259,165	$2,337,270
Prudential Day One 2045 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	1	$16
Shares issued in reinvestment of dividends and distributions	179	2,362
Shares purchased	(165)	(1,817)
Net increase (decrease) in shares outstanding	15	$561

Year ended July 31, 2021:
Shares sold	1	$13
Shares issued in reinvestment of dividends and distributions	20	246
Shares purchased	(2)	(20)
Net increase (decrease) in shares outstanding	19	$239

Class R2
Year ended July 31, 2022:
Shares sold	11,253	$145,138
Shares issued in reinvestment of dividends and distributions	3,418	45,089
Shares purchased	(11,250)	(133,866)
Net increase (decrease) in shares outstanding	3,421	$56,361

Prudential Day One 2045 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	9,123	$128,021
Shares issued in reinvestment of dividends and distributions	270	3,426
Shares purchased	(5,351)	(63,990)
Net increase (decrease) in shares outstanding	4,042	$67,457

Class R3
Year ended July 31, 2022:
Shares sold	3,533	$50,715
Shares issued in reinvestment of dividends and distributions	380	5,013
Shares purchased	(861,635)	(12,648,626)
Net increase (decrease) in shares outstanding	(857,722)	$(12,592,898)

Year ended July 31, 2021:
Shares sold	158,202	$2,077,213
Shares issued in reinvestment of dividends and distributions	14,999	190,190
Shares purchased	(82,155)	(1,066,433)
Net increase (decrease) in shares outstanding	91,046	$1,200,970

Class R4
Year ended July 31, 2022:
Shares sold	655	$7,442
Shares issued in reinvestment of dividends and distributions	421	5,548
Shares purchased	(45)	(605)
Net increase (decrease) in shares outstanding	1,031	$12,385

Year ended July 31, 2021:
Shares sold	303	$4,074
Shares issued in reinvestment of dividends and distributions	55	702
Shares purchased	(236)	(3,141)
Net increase (decrease) in shares outstanding	122	$1,635

Class R5
Year ended July 31, 2022:
Shares sold	28,912	$366,571
Shares issued in reinvestment of dividends and distributions	7,053	93,097
Shares purchased	(14,077)	(181,789)
Net increase (decrease) in shares outstanding	21,888	$277,879

Year ended July 31, 2021:
Shares sold	11,317	$152,206
Shares issued in reinvestment of dividends and distributions	795	10,095
Shares purchased	(3,386)	(46,569)
Net increase (decrease) in shares outstanding	8,726	$115,732

Prudential Day One Funds     245

Notes to Financial Statements (continued)

Prudential Day One 2045 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	516,014	$6,990,216
Shares issued in reinvestment of dividends and distributions	350,374	4,631,941
Shares purchased	(584,830)	(7,192,779)
Net increase (decrease) in shares outstanding	281,558	$4,429,378

Year ended July 31, 2021:
Shares sold	1,115,340	$14,940,814
Shares issued in reinvestment of dividends and distributions	45,291	575,652
Shares purchased	(696,112)	(9,710,184)
Net increase (decrease) in shares outstanding	464,519	$5,806,282
Prudential Day One 2050 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	541	$7,379
Shares issued in reinvestment of dividends and distributions	337	4,665
Shares purchased	(23)	(318)
Net increase (decrease) in shares outstanding	855	$11,726

Year ended July 31, 2021:
Shares sold	738	$9,496
Shares issued in reinvestment of dividends and distributions	40	516
Shares purchased	(742)	(8,570)
Net increase (decrease) in shares outstanding	36	$1,442

Class R2
Year ended July 31, 2022:
Shares sold	65,305	$934,169
Shares issued in reinvestment of dividends and distributions	39,540	548,421
Shares purchased	(427,136)	(5,782,506)
Net increase (decrease) in shares outstanding	(322,291)	$(4,299,916)

Prudential Day One 2050 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	119,447	$1,608,950
Shares issued in reinvestment of dividends and distributions	4,895	63,192
Shares purchased	(44,861)	(578,117)
Net increase (decrease) in shares outstanding	79,481	$1,094,025

Class R3
Year ended July 31, 2022:
Shares sold	3,288	$48,256
Shares issued in reinvestment of dividends and distributions	114	1,580
Shares purchased	(274,825)	(4,127,664)
Net increase (decrease) in shares outstanding	(271,423)	$(4,077,828)

Year ended July 31, 2021:
Shares sold	109,334	$1,480,491
Shares issued in reinvestment of dividends and distributions	4,193	54,169
Shares purchased	(32,697)	(452,451)
Net increase (decrease) in shares outstanding	80,830	$1,082,209

Class R4
Year ended July 31, 2022:
Shares sold	5,418	$79,018
Shares issued in reinvestment of dividends and distributions	645	8,931
Shares purchased	(23)	(301)
Net increase (decrease) in shares outstanding	6,040	$87,648

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	22	$286
Net increase (decrease) in shares outstanding	22	$286

Class R5
Year ended July 31, 2022:
Shares sold	22,409	$301,578
Shares issued in reinvestment of dividends and distributions	9,540	132,318
Shares purchased	(14,366)	(186,409)
Net increase (decrease) in shares outstanding	17,583	$247,487

Year ended July 31, 2021:
Shares sold	13,639	$184,166
Shares issued in reinvestment of dividends and distributions	1,405	18,148
Shares purchased	(5,572)	(70,272)
Net increase (decrease) in shares outstanding	9,472	$132,042

Prudential Day One Funds     247

Notes to Financial Statements (continued)

Prudential Day One 2050 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	412,380	$5,864,603
Shares issued in reinvestment of dividends and distributions	161,987	2,251,618
Shares purchased	(319,029)	(4,054,587)
Net increase (decrease) in shares outstanding	255,338	$4,061,634

Year ended July 31, 2021:
Shares sold	541,857	$7,200,121
Shares issued in reinvestment of dividends and distributions	28,267	365,778
Shares purchased	(476,219)	(6,810,645)
Net increase (decrease) in shares outstanding	93,905	$755,254
Prudential Day One 2055 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	1	$13
Shares issued in reinvestment of dividends and distributions	387	4,484
Shares purchased	(1)	(13)
Net increase (decrease) in shares outstanding	387	$4,484

Year ended July 31, 2021:
Shares sold	1	$6
Shares issued in reinvestment of dividends and distributions	20	257
Shares purchased	(1)	(11)
Net increase (decrease) in shares outstanding	20	$252

Class R2
Year ended July 31, 2022:
Shares sold	7,417	$83,810
Shares issued in reinvestment of dividends and distributions	6,804	78,926
Shares purchased	(7,868)	(83,782)
Net increase (decrease) in shares outstanding	6,353	$78,954

Prudential Day One 2055 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	9,437	$134,853
Shares issued in reinvestment of dividends and distributions	242	3,101
Shares purchased	(1,591)	(20,283)
Net increase (decrease) in shares outstanding	8,088	$117,671

Class R3
Year ended July 31, 2022:
Shares sold	3,300	$47,803
Shares issued in reinvestment of dividends and distributions	309	3,581
Shares purchased	(511,456)	(7,630,926)
Net increase (decrease) in shares outstanding	(507,847)	$(7,579,542)

Year ended July 31, 2021:
Shares sold	126,972	$1,683,374
Shares issued in reinvestment of dividends and distributions	9,342	119,572
Shares purchased	(55,535)	(736,100)
Net increase (decrease) in shares outstanding	80,779	$1,066,846

Class R4
Year ended July 31, 2022:
Shares sold	374	$3,972
Shares issued in reinvestment of dividends and distributions	377	4,368
Shares purchased	(17)	(181)
Net increase (decrease) in shares outstanding	734	$8,159

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$308
Net increase (decrease) in shares outstanding	24	$308

Class R5
Year ended July 31, 2022:
Shares sold	18,321	$217,160
Shares issued in reinvestment of dividends and distributions	7,146	82,969
Shares purchased	(6,633)	(71,434)
Net increase (decrease) in shares outstanding	18,834	$228,695

Year ended July 31, 2021:
Shares sold	7,827	$108,262
Shares issued in reinvestment of dividends and distributions	279	3,582
Shares purchased	(3,369)	(47,993)
Net increase (decrease) in shares outstanding	4,737	$63,851

Prudential Day One Funds     249

Notes to Financial Statements (continued)

Prudential Day One 2055 Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2022:
Shares sold	215,261	$2,769,992
Shares issued in reinvestment of dividends and distributions	193,504	2,244,650
Shares purchased	(308,823)	(3,276,706)
Net increase (decrease) in shares outstanding	99,942	$1,737,936

Year ended July 31, 2021:
Shares sold	250,509	$3,303,703
Shares issued in reinvestment of dividends and distributions	12,815	164,160
Shares purchased	(225,431)	(3,211,683)
Net increase (decrease) in shares outstanding	37,893	$256,180
Prudential Day One 2060 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares sold	111	$1,577
Shares issued in reinvestment of dividends and distributions	91	1,309
Net increase (decrease) in shares outstanding	202	$2,886

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	12	$156
Net increase (decrease) in shares outstanding	12	$156

Class R2
Year ended July 31, 2022:
Shares sold	35,360	$520,060
Shares issued in reinvestment of dividends and distributions	10,865	157,325
Shares purchased	(146,134)	(2,062,223)
Net increase (decrease) in shares outstanding	(99,909)	$(1,384,838)

Year ended July 31, 2021:
Shares sold	49,780	$674,437
Shares issued in reinvestment of dividends and distributions	1,158	15,188
Shares purchased	(12,737)	(169,812)
Net increase (decrease) in shares outstanding	38,201	$519,813

Prudential Day One 2060 Fund (cont’d.):

Share Class	Shares	Amount

Class R3
Year ended July 31, 2022:
Shares sold	3,159	$47,406
Shares issued in reinvestment of dividends and distributions	160	2,325
Shares purchased	(97,465)	(1,496,585)
Net increase (decrease) in shares outstanding	(94,146)	$(1,446,854)

Year ended July 31, 2021:
Shares sold	51,569	$709,881
Shares issued in reinvestment of dividends and distributions	1,050	13,805
Shares purchased	(15,439)	(217,745)
Net increase (decrease) in shares outstanding	37,180	$505,941

Class R4
Year ended July 31, 2022:
Shares sold	146	$1,925
Shares issued in reinvestment of dividends and distributions	98	1,415
Shares purchased	— **	(1)
Net increase (decrease) in shares outstanding	244	$3,339

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	17	$225
Net increase (decrease) in shares outstanding	17	$225

Class R5
Year ended July 31, 2022:
Shares sold	21,647	$301,424
Shares issued in reinvestment of dividends and distributions	1,825	26,495
Shares purchased	(4,154)	(56,905)
Net increase (decrease) in shares outstanding	19,318	$271,014

Year ended July 31, 2021:
Shares sold	8,249	$114,928
Shares issued in reinvestment of dividends and distributions	161	2,122
Shares purchased	(1,778)	(24,825)
Net increase (decrease) in shares outstanding	6,632	$92,225

Class R6
Year ended July 31, 2022:
Shares sold	160,960	$2,290,021
Shares issued in reinvestment of dividends and distributions	37,746	548,820
Shares purchased	(102,537)	(1,367,984)
Net increase (decrease) in shares outstanding	96,169	$1,470,857

Prudential Day One Funds     251

Notes to Financial Statements (continued)

Prudential Day One 2060 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	297,863	$4,120,445
Shares issued in reinvestment of dividends and distributions	5,650	74,351
Shares purchased	(103,263)	(1,483,494)
Net increase (decrease) in shares outstanding	200,250	$2,711,302
** Less than 1 share. Prudential Day One 2065 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	79	$960
Net increase (decrease) in shares outstanding	79	$960

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	5	$59
Net increase (decrease) in shares outstanding	5	$59

Class R2
Year ended July 31, 2022:
Shares sold	5,197	$62,397
Shares issued in reinvestment of dividends and distributions	359	4,378
Shares purchased	(1,640)	(16,676)
Net increase (decrease) in shares outstanding	3,916	$50,099

Year ended July 31, 2021:
Shares sold	1,943	$22,284
Shares issued in reinvestment of dividends and distributions	12	136
Shares purchased	(346)	(3,850)
Net increase (decrease) in shares outstanding	1,609	$18,570

Class R3
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	83	$1,014
Net increase (decrease) in shares outstanding	83	$1,014

Prudential Day One 2065 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	9	$97
Net increase (decrease) in shares outstanding	9	$97

Class R4
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	85	$1,027
Net increase (decrease) in shares outstanding	85	$1,027

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	9	$107
Net increase (decrease) in shares outstanding	9	$107

Class R5
Year ended July 31, 2022:
Shares sold	91	$999
Shares issued in reinvestment of dividends and distributions	94	1,151
Net increase (decrease) in shares outstanding	185	$2,150

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	12	$129
Net increase (decrease) in shares outstanding	12	$129

Class R6
Year ended July 31, 2022:
Shares sold	19,180	$234,301
Shares issued in reinvestment of dividends and distributions	2,756	33,620
Shares purchased	(24,817)	(283,961)
Net increase (decrease) in shares outstanding	(2,881)	$(16,040)

Year ended July 31, 2021:
Shares sold	45,584	$529,603
Shares issued in reinvestment of dividends and distributions	293	3,223
Shares purchased	(26,763)	(319,901)
Net increase (decrease) in shares outstanding	19,114	$212,925

8.	Borrowings

The RIC, on behalf of the Day One Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of

Prudential Day One Funds     253

Notes to Financial Statements (continued)

temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Day One Funds did not utilize the SCA during the year ended July 31, 2022.

9.	Risks of Investing in the Day One Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	Prudential Day One Income Fund	Prudential Day One 2015 Fund	Prudential Day One 2020 Fund	Prudential Day One 2025 Fund	Prudential Day One 2030 Fund	Prudential Day One 2035 Fund
Affiliated Funds	X	X	X	X	X	X
Asset Allocation	X	X	X	X	X	X
Asset Class Variation	X	X	X	X	X	X
Credit	X	X	X	X	X	X
Debt Obligations	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Equity and Equity-Related Securities	X	X	X	X	X	X
Fixed Income	X	X	X	X	X	X
Fund of Funds	X	X	X	X	X	X

Risks	Prudential Day One Income Fund	Prudential Day One 2015 Fund	Prudential Day One 2020 Fund	Prudential Day One 2025 Fund	Prudential Day One 2030 Fund	Prudential Day One 2035 Fund
Fund Rebalancing	X	X	X	X	X	X
Increase in Expenses	X	X	X	X	X	X
Index Tracking	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X
Investment Style	X	X	X	X	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X	X
LIBOR	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Market Capitalization	X	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X	X
New Fund	–	–	–	–	–	–
Portfolio Turnover	X	X	X	X	X	X
Target Date/Income	X	X	X	X	X	X

Risks	Prudential Day One 2040 Fund	Prudential Day One 2045 Fund	Prudential Day One 2050 Fund	Prudential Day One 2055 Fund	Prudential Day One 2060 Fund	Prudential Day One 2065 Fund
Affiliated Funds	X	X	X	X	X	X
Asset Allocation	X	X	X	X	X	X
Asset Class Variation	X	X	X	X	X	X
Credit	X	X	X	X	X	X
Debt Obligations	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Equity and Equity-Related Securities	X	X	X	X	X	X
Fixed Income	X	X	X	X	X	X
Fund of Funds	X	X	X	X	X	X
Fund Rebalancing	X	X	X	X	X	X
Increase in Expenses	X	X	X	X	X	X
Index Tracking	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X
Investment Style	X	X	X	X	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X	X
LIBOR	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Market Capitalization	X	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X	X
New Fund	–	–	–	–	–	X
Portfolio Turnover	X	X	X	X	X	X
Target Date/Income	X	X	X	X	X	X

Prudential Day One Funds     255

Notes to Financial Statements (continued)

Affiliated Funds Risk: The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.

Asset Allocation Risk: The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. By investing in many Underlying Funds, the Fund has partial exposure to the risks of many different areas in the market, and the Fund’s overall level of risk should decline over time. However, the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity, non-traditional and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to acontract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Underlying Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Underlying Funds will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Underlying Funds and therefore may magnify or otherwise increase investment losses to the Underlying Funds. The Underlying Funds’ use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Underlying Funds’ derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Underlying Funds. The use of derivatives also exposes the Underlying Funds to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Underlying Funds, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risks: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Prudential Day One Funds     257

Notes to Financial Statements (continued)

Fixed Income Risk: As with credit risk, market risk and interest rate risk, an Underlying Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Fund Rebalancing Risk: Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.

Index Tracking Risk: While certain Underlying Funds generally seek to track the performance of an index as closely as possible (i.e., achieve a high degree of correlation with an index), the return may not match or achieve a high degree of correlation with the return of the index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Funds’ shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank

Prudential Day One Funds     259

Notes to Financial Statements (continued)

offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, floating rate and other loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: An Underlying Fund may not be able to sell a holding in a timely manner at a desired price. This risk could affect both stock and bond funds in which the fund invests, but typically represents a greater risk for bond funds. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit an Underlying Fund’s ability to sell a holding at a suitable price.

Management Risk: The value of your investment may decrease if judgments by the Fund’s subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Risk: Securities markets may be volatile and the market prices of an Underlying Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund’s investment in the Underlying Fund will decline.

Market Capitalization Risk: Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials,

Prudential Day One Funds     261

Notes to Financial Statements (continued)

supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Portfolio Turnover Risk: The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, the Fund’s performance and can have adverse tax consequences.

Target Date/ Income Risk: The Fund may suffer losses near, at or after the target date, and the Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund does not assure an investor that the assets in the Fund will provide income in amounts adequate to meet the investor’s retirement or financial goals. For investors who are close to or in retirement, the Fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the Fund may invest too much in investments designed to ensure capital conservation and/or current income, which may prevent the investor from meeting his or her retirement goals.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Prudential Day One Funds     263

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund (twelve of the funds constituting Prudential Investment Portfolios 5, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year or period ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2022, the Funds reported the maximum amount allowed per share for Class R1, R2, R3, R4, R5 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Fund	Capital Gain Distributions
Prudential Day One Income Fund	$0.06

Prudential Day One 2015 Fund	0.22

Prudential Day One 2020 Fund	0.28

Prudential Day One 2025 Fund	0.28

Prudential Day One 2030 Fund	0.10

Prudential Day One 2035 Fund	0.55

Prudential Day One 2040 Fund	0.17

Prudential Day One 2045 Fund	0.50

Prudential Day One 2050 Fund	0.22

Prudential Day One 2055 Fund	1.93

Prudential Day One 2060 Fund	0.04

Prudential Day One 2065 Fund	0.03

For the year ended July 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

Prudential Day One Income Fund	7.02%	4.60%

Prudential Day One 2015 Fund	8.63	5.77

Prudential Day One 2020 Fund	10.14	6.88

Prudential Day One 2025 Fund	11.85	7.35

Prudential Day One 2030 Fund	15.19	9.92

Prudential Day One 2035 Fund	17.28	10.97

Prudential Day One 2040 Fund	19.06	10.30

Prudential Day One 2045 Fund	17.98	10.17

Prudential Day One 2050 Fund	20.91	11.57

Prudential Day One 2055 Fund	12.55	9.74

Prudential Day One 2060 Fund	21.22	10.51
Prudential Day One 2065 Fund	24.59	12.11

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

Prudential Day One Funds     265

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

Prudential Day One Funds

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS   (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Day One Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Prudential Day One Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Prudential Day One Funds

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

Prudential Day One Funds

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the Prudential Day One Funds (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

1Each of the Prudential Day One Funds is a series of Prudential Investment Portfolios 5. The Prudential Day One Funds are: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, and Prudential Day One 2065 Fund.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator for the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the

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Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments and PGIM Quantitative Solutions.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2021 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of the Funds compared to similarly managed funds and PGIM Investments’ investment in each Fund. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2021. The Board considered that each Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact

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of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Day One Income Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•

The Board noted that the Fund outperformed its benchmark index over the one-year period and equaled its benchmark index over the five-year period, though it underperformed its benchmark index over the three-year period.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2015 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date and one-year periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2020 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date and one-year periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

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•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2025 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period but underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

Prudential Day One 2030 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2035 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods

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•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2040 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•	The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual

Prudential Day One Funds

Approval of Advisory Agreements (continued)

operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2045 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to renew the

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agreements. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2050 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2055 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2060 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board also considered the Fund’s trend of improving performance, noting that the Fund outperformed its peer group for all periods and its benchmark index for the year-to-date period ended March 31, 2022.

•	The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual

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operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2065 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.

•	The Board considered that the Fund commenced operations on December 16, 2019 and that longer-term performance was not yet available.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2022.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Funds has delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website at sec.gov.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia
DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R.
French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra
Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer •
Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Day One Funds, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL DAY ONE FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP		NASDAQ	CUSIP

Prudential Day One Income Fund (Share Class R1)	PDADX	74445D109	Prudential Day One 2030 Fund (Share Class R1)	PDFCX	74445D646	Prudential Day One 2050 Fund (Share Class R1)	PDJDX	74445D372

Prudential Day One Income Fund (Share Class R2)	PDAEX	74445D208	Prudential Day One 2030 Fund (Share Class R2)	PDFEX	74445D638	Prudential Day One 2050 Fund (Share Class R2)	PDJEX	74445D364

Prudential Day One Income Fund (Share Class R3)	PDAFX	74445D307	Prudential Day One 2030 Fund (Share Class R3)	PDFFX	74445D620	Prudential Day One 2050 Fund (Share Class R3)	PDJFX	74445D356

Prudential Day One Income Fund (Share Class R4)	PDAGX	74445D406	Prudential Day One 2030 Fund (Share Class R4)	PDFGX	74445D612	Prudential Day One 2050 Fund (Share Class R4)	PDJGX	74445D349

Prudential Day One Income Fund (Share Class R5)	PDAHX	74445D505	Prudential Day One 2030 Fund (Share Class R5)	PDFHX	74445D596	Prudential Day One 2050 Fund (Share Class R5)	PDJHX	74445D331

Prudential Day One Income Fund (Share Class R6)	PDAJX	74445D604	Prudential Day One 2030 Fund (Share Class R6)	PDFJX	74445D588	Prudential Day One 2050 Fund (Share Class R6)	PDJJX	74445D323

Prudential Day One 2015 Fund (Share Class R1)	PDCDX	74445D844	Prudential Day One 2035 Fund (Share Class R1)	PDGCX	74445D570	Prudential Day One 2055 Fund (Share Class R1)	PDKDX	74445D315

Prudential Day One 2015 Fund (Share Class R2)	PDCEX	74445D836	Prudential Day One 2035 Fund (Share Class R2)	PDGEX	74445D562	Prudential Day One 2055 Fund (Share Class R2)	PDKEX	74445D299

Prudential Day One 2015 Fund (Share Class R3)	PDCFX	74445D828	Prudential Day One 2035 Fund (Share Class R3)	PDGFX	74445D554	Prudential Day One 2055 Fund (Share Class R3)	PDKFX	74445D281

Prudential Day One 2015 Fund (Share Class R4)	PDCGX	74445D810	Prudential Day One 2035 Fund (Share Class R4)	PDGGX	74445D547	Prudential Day One 2055 Fund (Share Class R4)	PDKGX	74445D273

Prudential Day One 2015 Fund (Share Class R5)	PDCHX	74445D794	Prudential Day One 2035 Fund (Share Class R5)	PDGHX	74445D539	Prudential Day One 2055 Fund (Share Class R5)	PDKHX	74445D265

Prudential Day One 2015 Fund (Share Class R6)	PDCJX	74445D786	Prudential Day One 2035 Fund (Share Class R6)	PDGJX	74445D521	Prudential Day One 2055 Fund (Share Class R6)	PDKJX	74445D257

Prudential Day One 2020 Fund (Share Class R1)	PDDDX	74445D778	Prudential Day One 2040 Fund (Share Class R1)	PDHDX	74445D513	Prudential Day One 2060 Fund (Share Class R1)	PDLDX	74445D240

Prudential Day One 2020 Fund (Share Class R2)	PDDEX	74445D760	Prudential Day One 2040 Fund (Share Class R2)	PDHEX	74445D497	Prudential Day One 2060 Fund (Share Class R2)	PDLEX	74445D232

Prudential Day One 2020 Fund (Share Class R3)	PDDFX	74445D752	Prudential Day One 2040 Fund (Share Class R3)	PDHFX	74445D489	Prudential Day One 2060 Fund (Share Class R3)	PDLFX	74445D224

Prudential Day One 2020 Fund (Share Class R4)	PDDGX	74445D745	Prudential Day One 2040 Fund (Share Class R4)	PDHGX	74445D471	Prudential Day One 2060 Fund (Share Class R4)	PDLGX	74445D216

Prudential Day One 2020 Fund (Share Class R5)	PDDHX	74445D737	Prudential Day One 2040 Fund (Share Class R5)	PDHHX	74445D463	Prudential Day One 2060 Fund (Share Class R5)	PDLHX	74445D190

Prudential Day One 2020 Fund (Share Class R6)	PDDJX	74445D729	Prudential Day One 2040 Fund (Share Class R6)	PDHJX	74445D455	Prudential Day One 2060 Fund (Share Class R6)	PDLJX	74445D182

Prudential Day One 2025 Fund (Share Class R1)	PDEDX	74445D711	Prudential Day One 2045 Fund (Share Class R1)	PDIDX	74445D448	Prudential Day One 2065 Fund (Share Class R1)	PDOAX	74440V674

Prudential Day One 2025 Fund (Share Class R2)	PDEEX	74445D695	Prudential Day One 2045 Fund (Share Class R2)	PDIEX	74445D430	Prudential Day One 2065 Fund (Share Class R2)	PDODX	74440V666

Prudential Day One 2025 Fund (Share Class R3)	PDEFX	74445D687	Prudential Day One 2045 Fund (Share Class R3)	PDIKX	74445D422	Prudential Day One 2065 Fund (Share Class R3)	PDOEX	74440V658

Prudential Day One 2025 Fund (Share Class R4)	PDEGX	74445D679	Prudential Day One 2045 Fund (Share Class R4)	PDIGX	74445D414	Prudential Day One 2065 Fund (Share Class R4)	PDOFX	74440V641

Prudential Day One 2025 Fund (Share Class R5)	PDEHX	74445D661	Prudential Day One 2045 Fund (Share Class R5)	PDIHX	74445D398	Prudential Day One 2065 Fund (Share Class R5)	PDOGX	74440V633

Prudential Day One 2025 Fund (Share Class R6)	PDEJX	74445D653	Prudential Day One 2045 Fund (Share Class R6)	PDIJX	74445D380	Prudential Day One 2065 Fund (Share Class R6)	PDOHX	74440V625

MF236E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $278,100 and $278,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal years ended July 31, 2022 and July 31, 2021, fees of $0 and $12,873 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(d) All Other Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2022	Fiscal Year Ended July 31, 2021

4(b)	Not applicable.	0%

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2022 and July 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 19, 2022